-------------------------------------------------------------------------------

                                                Evergreen


                                               Growth and

                                              Income Funds
July 31, 1998

Annual Report

-------------------------------------------------------------------------------


                                                [PICTURE APPEARS HERE]

     [LOGO OF EVERGREEN FUNDS APPEARS HERE]


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders..................................................     1

Evergreen Blue Chip Fund
 Fund at a Glance.......................................................     2
 Portfolio Manager Interview............................................     3

Evergreen Growth and Income Fund
 Fund at a Glance.......................................................     6
 Portfolio Manager Interview............................................     7

Evergreen Income and Growth Fund
 Fund at a Glance.......................................................    10
 Portfolio Manager Interview............................................    11

Evergreen Small Cap Equity Income Fund
 Fund at a Glance.......................................................    14
 Portfolio Manager Interview............................................    15

Evergreen Utility Fund
 Fund at a Glance.......................................................    19
 Portfolio Manager Interview............................................    20

Evergreen Value Fund
 Fund at a Glance.......................................................    22
 Portfolio Manager Interview............................................    23

Evergreen Fund for Total Return
 Fund at a Glance.......................................................    26
 Portfolio Manager Interview............................................    27

Financial Highlights
 Evergreen Blue Chip Fund...............................................    30
 Evergreen Growth and Income Fund.......................................    32
 Evergreen Income and Growth Fund.......................................    34
 Evergreen Small Cap Equity Income Fund.................................    36
 Evergreen Utility Fund.................................................    38
 Evergreen Value Fund...................................................    40
 Evergreen Fund for Total Return........................................    42

Schedule of Investments
 Evergreen Blue Chip Fund...............................................    44
 Evergreen Growth and Income Fund.......................................    46
 Evergreen Income and Growth Fund.......................................    51
 Evergreen Small Cap Equity Income Fund.................................    54
 Evergreen Utility Fund.................................................    58
 Evergreen Value Fund...................................................    60
 Evergreen Fund for Total Return........................................    62

Statements of Assets and Liabilities....................................    64

Statements of Operations................................................    65

Statements of Changes in Net Assets.....................................    67

Combined Notes to Financial
 Statements.............................................................    70

Independent Auditors Reports............................................    81

Additional Information..................................................    83


-------------------------------------------------------------------------------
                                 Evergreen Funds
-------------------------------------------------------------------------------

 Evergreen Funds is one of the nations fastest growing investment companies with approximately $50 billion in assets under management.

 With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broader range of quality investment products and services designed to meet their needs.

 The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

 ------------------------------------------------------------------------------

 This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
  Mutual Funds: ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed
               -----------------------------------------------------------------

                           Evergreen Distributor, Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                September 1998



                  [PICTURE OF WILLIAM M. ENNIS APPEARS HERE]

                               William M. Ennis
                               Managing Director


Dear Shareholders:


The following report covers the Evergreen Growth and Income Funds for the fiscal year ended July 31, 1998.

Market Review

At the writing of this report -- after the fiscal period ended July 31, 1998 -- the markets have experienced increased volatility, mainly due to financial and currency crises in the Asian and Russian economies. We encourage investors to remain focused on their long-term goals, and to keep short-term volatility in perspective.

Although no one can accurately predict either the timing or the degree, one thing is certain: the stock market will continue to experience ups and downs. At this time, we still believe the domestic economy is strong with low inflation, low unemployment and moderate, yet sustainable growth. We are confident that the opportunity remains to participate in the continued, dynamic growth of both U.S. and international companies.

Cost Savings

In an effort to achieve efficiencies and cost savings, we have changed the way we mail your funds' information. Wherever possible, we are trying to combine your funds' required mailings so you only receive one per household, based on the registration last name and exact address./1/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered shareholder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

Evergreen Service

Evergreen remains committed to providing investment choices which match a range of investment objectives, as well as clear and accurate information on all the Evergreen Funds. We recommend you consult with your financial advisor to evaluate your asset allocation and ensure you are on target with your investment time horizon. If you have any questions or need additional information, please contact one of our service representatives at 800.343.2898. We will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds



/1/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style.



                                  Portfolio
                                  Management
                           ------------------------

                  [PICTURE OF JUDITH A. WARNERS APPEARS HERE]

                               Judith A. Warners
                             Tenure: January, 1995


CURRENT INVESTMENT STYLE/1/

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
 -------------------------------------------------------------------------------

                                                  Class A    Class B    Class C
Inception Date                                    1/20/98    9/11/35    1/22/98
 ................................................................................
Average Annual Returns
 ................................................................................
One year with sales charge                             --      10.14%        --
 ................................................................................
One year w/o sales charge                              --      14.99%        --
 ................................................................................
3 years                                                --      23.45%        --
 ................................................................................
5 years                                                --      17.29%        --
 ................................................................................
10 years                                               --      14.35%        --
 ................................................................................
Since Inception                                      6.00%      9.04%      8.80%
 ................................................................................
Maximum Sales Charge                                 4.75%      5.00%      1.00%
                                                Front End       CDSC       CDSC
 ................................................................................
12-month income dividends per share                 $0.06      $0.08      $0.02
 ................................................................................
12-month capital gain distributions per share          --      $4.96         --
 ................................................................................

 *  Adjusted for maximum sales charge

    Note: Class A and C shares were introduced in January 1998, and did not have average annual returns to quote at this time. Cumulative returns since inception are provided.


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date             Class B            S & P 500 Index             CPI

Jul-88            10,000                 10,000                 10,000
Jul-89            12,742                 13,193                 10,498
Jul-90            13,533                 14,051                 11,004
Jul-91            14,980                 15,844                 11,494
Jul-92            15,889                 17,870                 11,857
Jul-93            17,063                 19,430                 12,186
Jul-94            17,244                 20,433                 12,523
Jul-95            19,998                 25,768                 12,869
Jul-96            22,824                 30,037                 13,245
Jul-97            33,238                 45,698                 13,544
Jul-98            38,218                 54,510                 13,772



Comparison of change in value of a $10,000 investment in Evergreen Blue Chip Fund Class B, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                        Portfolio Management Interview

--------------------------------------------------------------------------------
How did the Fund perform?
--------------------------------------------------------------------------------

The Fund performed well relative to similar funds, while trailing the overall Standard & Poor's 500 Index, which was dominated by a few large companies. For the 12 months ended on July 31, 1998, the Evergreen Blue Chip Fund's Class B shares had a total return of 14.99%, unadjusted for applicable sales charges. During the same 12-month period, the benchmark S&P 500 Index had a return of 19.29%, while Growth and Income Funds on average returned 11.37%, as measured by Lipper Analytical Services, Inc., an independent monitor of mutual fund performance.


                                  Portfolio
                               Characteristics
                               ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                   $403,408,065
 ...............................................................................
Number of Holdings                                                           86
 ...............................................................................
P/E Ratio*                                                                22.1x
 ...............................................................................
Beta*                                                                      0.96
 ...............................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What was the investment
environment like during the year?
--------------------------------------------------------------------------------

The overall market, as reflected in the popular indexes such as the S&P 500, moved upward. Interim volatility and periods of relatively flat performance -- when the market moved more sideways than up or down -- punctuated this general trend, however. As the year progressed, market index performance became more and more dominated by the very strong returns of a relatively few stocks. We characterize this period as a standoff between two conflicting influences. On the one hand, there was fear that economic growth in the United States might become so strong that the Federal Reserve Board would act to thwart inflation by raising short-term interest rates. On the other hand, there was the anticipated fear of the impact that the Asian economic crisis might have on the earnings of U.S. corporations. In addition, there also was concern about the credibility of the U.S. political leadership. It seems the concern about Asia was put aside as the strength of the domestic economy, combined with strong demand from Europe, helped sustain strong earnings by U.S. multi-national corporations.

The narrowing of market leadership -- to a band of a relatively few companies -- became a progressively more dominant trend as the year progressed. We also have witnessed a rotating correction for several months, as the market values of different stocks have dipped. While the overall indexes may have shown positive results, the stock valuations of a large proportion of publicly traded companies actually fell. For example, a Merrill Lynch study indicates that as of mid-August, the stock prices of approximately 70% of New York Stock Exchange companies actually fell by 20% or more from their highs, and 47% fell by 30% or more after their highs.

In this environment, the best investment returns tended to come from a relatively few companies. While they represented a variety of different industries, they tended to be high-quality, high-visibility companies that often were leaders of their markets or niches. In the Evergreen Blue Chip Fund's portfolio, for example, the leading contributors to performance during the 12-month period included General Electric, Pfizer, Microsoft, Ford Motor Company and Home Depot. Other performance leaders included companies that were re-structuring or acquiring new businesses. The list included Viacom, in the entertainment industry, and Tyco International, a diversified company.

--------------------------------------------------------------------------------
Within this environment, what were your principal investment themes or strategies?
--------------------------------------------------------------------------------

We continued to emphasize the larger-capitalization, blue chip, high-quality U.S. corporations that are the hallmark of the Fund's investment style. We also

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


included a sprinkling of higher quality mid-cap growth companies. An excellent example would be Royal Caribbean Cruises Ltd., which was one of the top contributors to performance during the 12 months.

At the end of the fiscal year, about 70% of net assets were invested in the large-cap, U.S. companies, with about 15% invested in mid-cap stocks. Within this general framework, we sometimes trimmed back the holdings of companies after their prices had risen dramatically, even buying them back opportunistically if they became more attractive again after a price correction.

As a by-product of our concern about volatility and high valuations of many stocks, the cash and cash-equivalent weighting of the Fund rose from 4% to 13.3% of net assets during the year. Most of that increase came in the final two months of the fiscal year as we became increasingly concerned about the impact both of the Asian currency crisis and of questions about political leadership in Washington. This relatively high cash level is not necessarily permanent, however. We may re-invest proceeds opportunistically as we see attractive valuations and if the stock market shows signs of stabilizing.


                              Top 5 Industries
                              ----------------
                       (as a percentage of net assets)

Finance & Insurance and Banks                                           18.5%
 ..............................................................................
Healthcare Products & Services                                          13.1%
 ..............................................................................
Information Services & Technology                                       10.2%
 ..............................................................................
Oil / Energy                                                            8.1%
 ..............................................................................
Retailing & Wholesale                                                   6.0%
 ..............................................................................


--------------------------------------------------------------------------------
What sectors, or industries, did you emphasize?
--------------------------------------------------------------------------------

The greatest emphasis was in financial services, technology, health care -- including pharmaceuticals -- and consumer staples, such as beverages and household products.

Financial services accounted for about 19% of net assets on July 31, despite being trimmed back somewhat during the final months of the fiscal year. Among the holdings that we have reduced are some large, regional banks as the consolidation trend in the industry appeared to move from the regional banks toward mergers-of-equals among very large institutions. For example, the largest financial services positions at the end of the fiscal year, were American International Group, a global leader in finance, and Travelers Group, Inc., which has announced a pending merger with Citicorp. One of the major contributors to performance during the year, particularly in the last six months, was Morgan Stanley-Dean Witter, another company that is benefiting from merging and gaining additional cross-selling opportunities. We also have been interested in investing in financial companies that are leaders in their niches, including the Federal National Mortgage Association (Fannie Mae) and Associates First Capital, a leading consumer lender that is a spin-off of Ford Motor Co.

Technology accounted for about 10% of net assets on July 31. We have not invested broadly in technology, but have owned the stocks of major industry leaders, including IBM, Intel and Microsoft. In addition, we have owned leaders in specific market segments, including Sun Microsystems, Gateway Computers, and EMC, a leader in disc storage. We also have tried to take advantage of emerging opportunities caused by changes in telecommunications systems and technologies and the building of integrated communications networks throughout the world. Among our significant holdings are WorldCom and Cisco Systems, both of which have been strong contributors to performance.

Healthcare, including pharmaceuticals, accounted for about 13% of net assets at the end of the fiscal year, even though it was slightly down from a year earlier

--------------------------------------------------------------------------------
                                   EVERGREEN
                                Blue Chip Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

because we have taken profits from some successful holdings. Longer term, we see strong opportunities in the pharmaceutical industry because of the steady flow of interesting new products and the strong demand caused by the aging of the population. This industry also continues to consolidate, as illustrated by the pending merger of American Home Products Corp., a major holding of the Fund, and Monsanto.

Consumer staples, including beverages and consumer products, accounted for about 12% of assets as of July 31. While this is not an over-weighting, it continues to be well-represented as domestically oriented consumer companies continue to produce attractive earnings.


                                    Top 10
                                Equity Holdings
                                ---------------
                         (as a percentage of net assets)
                         -------------------------------

General Electric Co.                                                    3.3%
 ..............................................................................
Microsoft Corp.                                                         2.8%
 ..............................................................................
American Home Products Corp.                                            2.2%
 ..............................................................................
Texaco, Inc.                                                            2.1%
 ..............................................................................
British Petroleum Plc, ADR                                              1.8%
 ..............................................................................
Coca Cola Co.                                                           1.8%
 ..............................................................................
Merck & Co., Inc.                                                       1.8%
 ..............................................................................
Wal-Mart Stores, Inc.                                                   1.7%
 ..............................................................................
Bristol-Myers Squibb Co.                                                1.6%
 ..............................................................................
Travelers Group, Inc.                                                   1.6%
 ..............................................................................


--------------------------------------------------------------------------------
What areas have been disappointing?
--------------------------------------------------------------------------------

Real estate investment trusts, or REITs, have been a disappointment and we have reduced our holdings substantially, from about 5% of net assets to about 1%. The market performance of this industry has slumped as investors favored stable growth companies over yield-oriented companies. There also has been concern about possible over-building in commercial real estate.

Other disappointments include Analog Devices, a semiconductor company that has been hurt by the Asian crisis, and Cendant, a consumer services company that has encountered questions about the reliability of its reported earnings. We have eliminated our positions in both companies entirely. Philip Morris also has been disappointing, primarily because of the tobacco controversy.

--------------------------------------------------------------------------------
What is your outlook?
--------------------------------------------------------------------------------

We expect continued volatility in the market.   In this environment, we plan to
maintain our concentration on fundamental analysis and individual company stock picking. We expect to emphasize global leaders that understand how to manage in periods of volatility, both in their businesses and in the stock market. We also will look for leaders in specific market niches and undervalued businesses.

Given the unsettled market, our emphasis on fundamental research and individual stock selection should help us find attractively priced opportunities created by the market volatility and the possibility of over-corrections. In addition, while we have generally avoided investments in basic materials, we have added opportunistically to our holdings in the oil industry, which we believe should ultimately rebound from its recent difficulties.

We have the flexibility to become more defensive if we believe conditions are worsening, and we also have the ability to increase our weightings in medium-sized companies should market leadership start changing. The Fund's primary emphasis, however, should remain with the leading large-capitalization companies. We believe their quality and liquidity should continue to support performance in an uncertain period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of July 31, 1998


With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                  Portfolio
                                  Management
                          --------------------------

                  [PICTURE OF STEPHEN A. LIEBER APPEARS HERE]

                              Stephen A. Lieber
                              Tenure: July 1997

                   [PICTURE OF GARY R. BUESSER APPEARS HERE]

                             Gary R. Buesser, CFA
                              Tenure:  July 1997


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------


                                        Class A   Class B    Class C    Class Y
Inception Date                           1/3/95    1/3/95    1/3/95    10/15/86
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   5.97%     5.44%     9.47%      n/a
 ................................................................................
1 year w/o sales charge                   11.26%    10.44%    10.47%    11.56%
 ................................................................................
3 years                                   19.52%    19.93%    20.64%    21.81%
 ................................................................................
5 years                                      --        --        --     19.25%
 ................................................................................
10 years                                     --        --        --     16.75%
 ................................................................................
Since Inception                           23.25%    23.57%    24.08%    15.24%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                      Front End      CDSC      CDSC
 ................................................................................
12-month income dividends
per share                                 $0.13        --        --     $0.20
 ................................................................................
12-month capital gain
distributions per share                   $1.01     $1.01     $1.01     $1.01
 ................................................................................

  *   Adjusted for maximum applicable sales charge

-------------------------------------------------------------------------------
                               LONG TERM GROWTH
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                         S&P 400        Lipper Growth &
Date      Class A     S&P 500 Index   Mid-Cap Index    Income Fund Average     CPI
1/3/95      9,525         10,000          10,000              10,000          10,000
Jul-95     11,787         12,420          12,359              12,076          10,187
Jul-96     13,529         14,478          13,321              13,781          10,485
Jul-97     18,992         22,026          19,359              19,843          10,721
Jul-98     21,130         26,273          23,015              22,139          10,902

Comparison of change in value of a $10,000 investment in Evergreen Growth and Income Fund Class A, the Standard & Poor's 500 Index (S&P 500), the Standard and Poor's 400 Mid-Cap Index (S&P 400), the Lipper Growth & Income Funds Average (LGIFA), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index, the S&P 400 Index, and the Lipper Growth & Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

--------------------------------------------------------------------------------
What was the investment performance in the fiscal year?
--------------------------------------------------------------------------------

The Evergreen Growth and Income Fund Class A, B, C, and Y shares returned 11.26%, 10.44%, 10.47%, and 11.56% respectively, for the fiscal year ended July
31. These returns are unadjusted for applicable sales charges. The performance reflected a reversal in the fourth quarter of the fiscal year after significant gains in the first three quarters. The Fund's Class Y shares exceeded the 11.21% performance of the S&P 400 Mid-Cap Index, and even in the weak fourth quarter of the fiscal year, outperformed the S&P 400 Mid-Cap Index by 0.95%.1 The Fund held an above-average cash position (approximately 20% of assets) during much of the fiscal year, because we judged that market segments were overvalued, and together with international economic volatility, might provide attractive purchase opportunities. With the sharp decline in the stock market at quarter end, cash reserves began to be employed in purchasing quality companies with above-average growth prospects.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                $2,147,320,878
 ................................................................................
Number of Holdings                                                         282
 ................................................................................
P/E Ratio*                                                               21.9x
 ................................................................................
Beta*                                                                     0.91
 ................................................................................
*as of 6/30/98


--------------------------------------------------------------------------------
What drove the Fund's performance?
--------------------------------------------------------------------------------

Considering the cautious cash position, the invested portfolio demonstrated strong performance. The leadership in performance came from a diverse group of companies, with the strongest in the broadcasting and communication fields, where we had established positions earlier with the expectation of significant benefits from both deregulation and growth. Six of the top ten performers in the Fund were in this category, four of which had gains of over 100% in the fiscal year; Mediaone Group, Inc., Chancellor Media Corp., Young Broadcasting Inc., Class A, and Century Telephone Enterprises, Inc. Pharmaceutical commitments also provided a group of performance leaders: Pfizer, Inc., +83.2%; Schering-Plough Corp., +76.5%; and Warner-Lambert Co., +73.7%.

Many issues added to the portfolio during the fiscal year provided outstanding gains. These gains were led by +105.2% in the shares of Lowe's Companies, Inc.; +98.8% in the shares of Warner-Lambert Co.; +96.6% in the shares of Kansas City Southern Industries, Inc.; and +67.9% in the shares of Home Depot, Inc. These top four led a group of 25 purchases which provided gains of 30% or more.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)


McKesson Corp.                                                          1.5%
 ................................................................................
Webster Financial Corp.                                                 1.5%
 ................................................................................
Kansas City Southern Industries, Inc.                                   1.4%
 ................................................................................
Lincare Holdings, Inc.                                                  1.2%
 ................................................................................
Jacor Communications, Inc.                                              1.2%
 ................................................................................
Time Warner, Inc.                                                       1.1%
 ................................................................................
Schering-Plough Corp.                                                   1.0%
 ................................................................................
Pittston Brink's Group                                                  1.0%
 ................................................................................
Policy Management Systems Corp.                                         1.0%
 ................................................................................
Burlington Northern Santa Fe                                            1.0%
 ................................................................................


Several major gains were the result of merger and acquisition offers for our holdings. Evergreen Media Corp. was acquired by Chancellor Media Corp., and provided a +109.4% return to the Fund in the fiscal year, and Carson Pirie Scott & Co. was acquired by


/1/ The Fund will be using the S&P 400 Mid-Cap Index as a benchmark going forward. Previously, the Fund was compared to the S&P 500 which is a large cap index. The Fund invests in stocks of predominantly small to mid-sized companies and, therefore, the S&P 400 Mid-Cap Index is more appropriate.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview


Proffitt's, Inc., with a +72.3% increase. A total of 22 companies in the portfolio either completed mergers or acquisitions, or had them pending at the end of the fiscal year. The financial group represented the largest number of these transactions; the pending SunTrust Banks, Inc. bid for Crestar Financial Corp. provided a +230.3% gain from the acquisition price in 1996; Central Fidelity Banks, Inc. acquisition, a +183.4% gain; Life Bancorp, Inc., a +44.5% gain; Life Re Corp., a +57.3% gain; and Firstar Corp., a +33.2% gain (the latter two are pending transactions). We view merger and acquisition offers for Fund holdings as a validation of our original analysis of them as undervalued issues. The results of the fiscal year sustained this thesis, with the range of acquisitions across ten industries suggesting that a continued broad analytical search for undervaluation is an appropriate long-term strategy for the Fund.


--------------------------------------------------------------------------------
Where were the disappointments in the fiscal year?
--------------------------------------------------------------------------------

The major disappointments were among smaller companies, especially those negatively impacted by the technology market slowdown, or temporary adversities caused by the Asian financial crisis. Illustratively, we had sold almost half of the Fund's position in specialty electronic components manufacturer, Unitrode Corp., early in the fiscal year, with a profit of over 128.8%. We held the balance with a view toward a longer term optimism, holding a much reduced position. Nonetheless, with a slow-down in the electronics components industry by fiscal year-end, the stock had declined 56.1%. In the case of other issues, such as KLA-Tencor Corp., we had similarly realized major gains (+115.0%), and then replaced the position at much lower prices. By year-end, however, even the low price purchases had declined in value by 20.1%. Among larger companies, our largest decline was in the shares of Union Pacific Corp., 40.4%. We considerably enlarged the position in this leading railroad system when the stock fell in value due to the problems of congestion involving the complexities of integrating the newly acquired Southern Pacific Rail Corp. We believe Union Pacific's railroad system will recover its previous high earnings power when it overcomes its short-term problems.



                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)


Healthcare Products & Services                                          11.4%
 ................................................................................
Banks                                                                   9.1%
 ................................................................................
Industrial Specialty Products & Services                                6.8%
 ................................................................................
Finance & Insurance                                                     6.3%
 ................................................................................
Publishing, Broadcasting & Entertainment                                4.6%
 ................................................................................


The top performing groups for the fiscal year were Communications Systems and Services, +91.1%; Food & Beverage Products, +47.8%; Electric Utilities, +34.6%; Retail & Wholesale, +33.8%; Telecommunications Services and Equipment, +33.0%; and Health Care Products and Services, +31.6%. The weakest performers were: Oil Field Services, down 42.5%, and Information Services and Technology, down 24.6%. The decline in energy prices toward the end of the fiscal year was a source of adverse stock performance. The Fund's oil field service company holdings are concentrated in areas we believe will not be as negatively impacted as the industry, on average. Our concentration is on deep water drilling companies, where the very large scale of equipment mitigates against an excess supply forcing down capacity utilization and day rates.


--------------------------------------------------------------------------------
How is the Fund positioned for the new fiscal year?
--------------------------------------------------------------------------------

Anticipating the volatility and the probability of price declines, the Fund has held a substantial portion of its assets in short-term cash equivalents. This has given management the opportunity to utilize this sizable balance for the careful purchase of undervalued securities in periods of market weakness. As the stock market deteriorated toward the end of the fiscal year

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Growth and Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


and into August, we have been actively increasing stock investments. The deterioration was particularly marked among smaller companies, as evidenced by the 14% decline in the S&P Mid-Cap Index and the 20% decline in the Russell 2000 Index from their April 22 highs through August 24. The performance of these indices underlines the extent to which the stock market penalized smaller to mid-capitalization companies, while rewarding larger companies and, particularly, the higher price/earnings ratio group.

Our "value timing" investment strategy is focused on long-term capital gains in companies which are undervalued in relation to their earnings growth, cash flow, and asset realization possibilities. We are taking advantage of weakness in the pricing of financial institutions to add to the Fund's holdings in banks, especially mid-sized regional banks, which will play an important role in future industry consolidations. We continue to add to holdings in the securities brokerage and investment banking field where positions were established in the 1998 fiscal year. This has proven a highly rewarding group, beginning with our purchase of Edwards (A.G.), Inc. early in the year, and followed by Lehman Brothers Holdings, Inc. and Paine Webber Group, Inc. We anticipate both growth for this industry and a continuing trend of acquisitions with the building of multi-faceted financial service businesses.

The portfolio is further participating in the utility industry, based on restructuring opportunities. In its fiscal year, the Fund had a +54.5% increase from its purchase of Energy East Corp. (formerly New York State Electric and Gas Corp.), which is in the process of restructuring. Toward the end of the year, a position was established in Marketspan Corp., the merger of Brooklyn Union Gas Co. and Long Island Lighting Co. Our emphasis on the growth possibilities of the technologies of biological science and the pharmaceutical industry continues, with a recent increase in our investment in Perkin-Elmer Corp. (whose genetics instrument technology is a leading one), and Beckman Coulter, Inc. (whose leadership in analytical instruments is expected to be accelerated by a recent merger).

Several real estate investment trust positions were recently increased, because the market setback which this industry has had since its strong performance in the fourth quarter of 1997 has created meaningful new values. For the first time in many months, numbers of well-established real estate investment trusts are selling below the indicated value of their underlying property holdings.

In summary, undervalued growth opportunities continue to be the central goal of this Fund, utilizing the "value timing" strategies which are at the core of its twelve year performance record.

Will the Fund continue to hold a large cash reserve?

Our objective is to have a more normal cash reserve position, and an almost fully invested strategy. Market and individual company setbacks are providing the "value timing" opportunities to effectively utilize the cash reserves. For example, an inventory problem at Penney (J.C.) Co., Inc. developed during a particularly strong retail period, led to an over 20% decline in its stock price. We then began to accumulate this stock for the Fund, and at this writing, have established a meaningful position. Similarly, a setback experienced in the demand for chemical products led us to increase the position in Du Pont (E.I.) De Nemours & Co., Inc. Anticipating recovery because of new products, we saw a "value timing" opportunity in the shares of Acuson Corp., a leading ultrasound company, which should allow it to increase market share in its growth medical technology industry. In these, and in many other cases, our intensive research effort is expected to provide opportunities to capitalize on the cautious positioning which we established for the Fund in the 1998 fiscal year. It should form the base for significant long-term capital appreciation.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  August 1978


                  [PICTURE OF IRENE D. O'NEILL APPEARS HERE]

                               Irene D. O'Neill
                            Tenure:  December 1997

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                    Class A   Class B   Class C    Class Y
Inception Date                       1/3/95    1/3/95    1/3/95    8/31/78
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               2.80%     2.29%     6.16%       n/a
 ................................................................................
1 year w/o sales charge                7.93%     7.13%     7.13%      8.16%
 ................................................................................
3 years                               12.55%    12.77%    13.56%     14.68%
 ................................................................................
5 years                                  --        --        --      10.90%
 ................................................................................
10 years                                 --        --        --      10.78%
 ................................................................................
Since Inception                       14.85%    14.99%    15.56%     14.25%
 ................................................................................
Maximum Sales Charge                   4.75%     5.00%     1.00%       n/a
                                   Front End    CDSC       CDSC
 ................................................................................
30-day SEC Yield                       2.16%     1.50%     1.60%      2.53%
 ................................................................................
12-month income dividends
per share                           $  1.02   $  0.85   $  0.85   $   1.08
 ................................................................................
12-month capital gain
distributions per share             $  1.59   $  1.59   $  1.59   $   1.59
 ................................................................................

*    Adjusted for maximum applicable sales charge

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date             Class A          Wilshire 5000          LIFA             CPI

1/3/95              9,525              10,000            10,000           10,000
Jul-95             10,962              12,415            11,504           10,187
Jul-96             11,847              14,239            12,602           10,485
Jul-97             15,210              20,960            15,440           10,721
Jul-98             16,409              25,821            16,727           10,902



Comparison of change in value of a $10,000 investment in Evergreen Income and Growth Fund Class A, the Wilshire 5000 Index, the Lipper Income Funds Average
(LIFA), and the Consumer Price Index (CPI).



Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Wilshire 5000 Index and the Lipper Income Funds Average are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview

How did the Fund perform during the year?

In the fiscal year ended July 31, 1998, the Fund sustained its above-average dividend distributions. For Class Y shares, the oldest class, these dividends were $0.27 per share each quarter, providing a yield in the top quartile of the Lipper Income Funds category. The Class Y shares have been able to sustain at least this level of dividend for the past 13 years. Yet, the Class Y shares have had an average annual total return of 14.25% since inception of the Fund on August 31, 1978. During the 12-month period that ended on July 31, 1998, the Fund's Class Y shares had a return of 8.16%. Class A, B and C shares had total returns of 7.93%, 7.13% and 7.13% respectively, unadjusted for applicable sales charges. During the same period the average return on the Lipper Income Funds category was 8.37% and the Wilshire 5000 Index had a return of 17.05%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                    $950,653,827
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 18.8x
 ................................................................................
Beta*                                                                       0.87
 ................................................................................
*as of 6/30/98



How would you describe the long-term strategy of the Fund?

The Fund is designed to be an income-producing alternative to bond investing while providing growth for greater protection against inflation. The investment strategy uses high yield undervalued convertible bonds, convertible preferred stocks, and common stocks to enhance both the Fund's income and defensive quality while aiming for significant capital appreciation.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]       Common Stock -- 65.7%
                               Convertible Preferred Stock -- 30.1%
                               Convertible Debentures -- 3.3%
                               Cash/Cash Equivalents -- 0.9%


What were some of the major contributors to performance?

The Fund's performance was helped by investments in companies in a number of different industries, including: healthcare, banks and thrifts, telecommunications, and consumer-related stocks.

Within the general health group, a leading performer was Bristol-Myers Squibb Co., which has produced a steady flow of new products that helped propel the company stock to a 44.7% return during the year. Another leading performer in the health group was ADAC Laboratories. This company has introduced an important imaging device that helps determine the spread of cancer. With strong revenue growth, this company's stock had a return of 39.8% during the fiscal year. A third health-related company that was a significant performer was Shared Medical Systems Corp., which provides computerization services that help hospitals and other health providers increase their operating efficiency. The stock in this company was up 41.4% during the fiscal year.

One of the principal investment themes at Evergreen is to invest in companies that we believe are temporarily

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


out of favor in the stock market, but have attractive underlying value. We call this the "value timing" strategy. A good example of this strategy in action was the Fund's investment in American Home Products, a major pharmaceutical company. The Fund purchased the stock on September 18, 1997, after the company's stock price had suffered a steep decline in the face of the controversy over the effects of the weight-control drug Fen-Phen. Our analysis indicated that the market had over-reacted to the potential liability and that the company's stock price was significantly undervalued. The stock produced a return of 46.4% for the Fund from the investment to the end of the fiscal year.

Consolidation has helped the investments in the bank and thrift industries, despite a slowdown in merger announcements by smaller banking institutions during the second half of the fiscal year as attention turned to merger announcements of very large banks. Among the investments that generated large returns for the Fund were several banks and thrifts that were acquired by larger banks. They included Firstbank of Illinois Co., which produced a return of 365% since the initial investment in March, 1991; Hudson Chartered Bancorp Inc., produced a 367% return since the Fund's investment in December, 1992; and Eagle Financial Corp., which produced a 280% return since the investment in November, 1992.

Among banks that have not been taken over, the best performers were M&T Bank Corp. (formerly First Empire) of Buffalo, New York, which rose 59.3% during the year, and First American Corp. of Tenn., which took over another Fund holding; Deposit Guaranty Corp. The investment in First American returned 67.3% during the year.

                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Telecom Corp. New Zealand Ltd.                                              4.1%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                            3.6%
 ................................................................................
Qualcomm Financial Trust I, 5.75%, Conv. Pfd.                               3.3%
 ................................................................................
Marketspan Corp.                                                            3.0%
 ................................................................................
Wendy's Financing I, 5.00%, TECONS                                          2.8%
 ................................................................................
Houston Industries, Inc., 7.00%, ACES                                       2.8%
 ................................................................................
Armstrong World Industries, Inc.                                            2.1%
 ................................................................................
Meditrust Co. REIT                                                          2.0%
 ................................................................................
Bankers Trust Corp.                                                         2.0%
 ................................................................................
Peoples Energy Corp.                                                        1.9%
 ................................................................................


Telecommunications-related investments helped the Fund significantly. In fact, the leading contributor to performance during the fiscal year was Frontier Corp., which was up 67.3%. This company, the former Rochester Telephone Company, has expanded its long distance footprint through a savvy investment in the Quest Communications network, a nationwide state of the art fiber optic network which provides integrated voice, data and video communications.
Frontier is also a potential acquisition candidate. Another telecommunications investment that helped the Fund's performance was the Air Touch Communications Convertible Preferred shares which were up 52% in the year. This company provides telecommunications services around the world. Worldcom, Inc. which has announced its intention to buy MCI, also provided a return of 54.8% for the Fund during the year as investors began to understand the potential for global growth in the telecommunications industry. These three telecommunications companies have potential to make inroads in telecom markets less encumbered by regulation such as that which impacts the Regional Bell Operating Companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                            Income and Growth Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


Consumer-related stocks were a fourth group that helped performance. One of the leading contributors was La-Z-Boy Chair Co., which had a 51.5% return since the Fund's investment on August 4, 1997.

The primary weak areas were in the investments in foreign stocks, energy stocks and real estate investment trusts (REITs). Foreign investments, particularly Australian investments, suffered in sympathy with the economic crisis in Asia. During the year, we significantly reduced the foreign weighting in the Fund to decrease the vulnerability to problems in Asia.

Energy-related stocks were hurt by the mild winter reducing the need for heat and the worldwide slump in oil prices, while real estate stocks in general lagged the overall market.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      16.1%
 ................................................................................
Utilities - Electric                                                        9.2%
 ................................................................................
Real Estate                                                                 7.4%
 ................................................................................
Telecommunication Services & Equipment                                      7.4%
 ................................................................................
Utilities - Gas                                                             7.1%
 ................................................................................


What Is your Outlook?

We expect the U.S. economy to grow with inflation remaining low. The equity market should be positive, particularly with the continued flow of funds into stocks and the persistence of merger-and-acquisition activity. We do have concerns, however, about the slowdown in Asia and the effect it is having on manufacturing employment in the United States. Because of this, we believe the market may experience continued volatility, which should produce opportunities for our value timing strategy. During the past year, the performance of the major market indices has been helped chiefly by a very narrow base of stocks of a relatively few large companies. We believe this has left very attractive investment opportunities in the securities of other companies. We believe our research discipline should enable us to identify opportunities to buy high-quality issues with attractive yield at attractive valuations. This positive outlook, combined with the possibility of further gains from merger-and-acquisition activity, gives us confidence for improving performance during the coming year.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                 [PICTURE OF NOLA MADDOX FALCONE APPEARS HERE]

                           Nola Maddox Falcone, CFA
                             Tenure:  October 1993


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.



--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------
                                      CLASS A    CLASS B    CLASS C    CLASS Y
Inception Date                        1/3/95     1/3/95     1/24/95    10/1/93
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge               (1.66%)    (2.51%)      1.49%       n/a
 ................................................................................
1 year w/o sales charge                 3.24%      2.49%       2.49%      3.57%
 ................................................................................
3 years                                17.70%     18.03%      18.67%     19.99%
 ................................................................................
Since Inception                        19.30%     19.51%      20.01%     15.62%
 ................................................................................
Maximum Sales Charge                    4.75%      5.00%       1.00%       n/a
                                    Front End     CDSC       CDSC
 ................................................................................
12-month income dividends
per share                            $  0.28    $  0.19    $   0.19   $   0.33
 ................................................................................
12-month capital gain
distributions per share              $  0.19    $  0.19    $   0.19   $   0.19
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date       Class A      Russell 2000      Wilshire Small Cap Value       CPI

1/3/95        9,525         10,000                   10,000              10,000
Jul-95       10,984         12,100                   11,736              10,187
Jul-96       12,750         12,936                   12,957              10,485
Jul-97       18,214         17,256                   18,016              10,721
Jul-98       18,804         19,777                   18,965              10,902



Comparison of change in value of a $10,000 investment in Evergreen Small Cap Equity Income Fund Class A, the Russell 2000 Index, Wilshire Small Cap Value Index, and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Russell 2000 Index and the Wilshire Small Cap Value Index are unmanaged market indexes and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

During the past year, the Fund faced a difficult market climate not only for small cap stocks, but also for value-oriented stocks. This has been a market where large cap stocks with high price/earnings ratios excelled as small caps lagged and lost ground, especially in the latter part of the Fund's fiscal year. An Evergreen study of the performance of various sectors of the market during the first seven months of 1998 showed that large companies in the top 25% in terms of price/earnings ratio had a total return of almost 50%. During the same seven-month period, small cap companies in the lowest 25% in terms of price/earnings ratios had a return of (5%). Nevertheless, for the second consecutive year, the Fund was listed by Barron's, a leading financial magazine, among the top 100 Funds in the United States based on risk-adjusted performance for the preceding three years.

For the 12 months that ended on July 31, 1998, the Fund's Class Y shares had a total return of 3.57%. The Class A shares had a return of 3.24%, while Class B and C shares each had returns of 2.49%, beating the benchmark Russell 2000 Index, a commonly used barometer of the small company stock market, which had a return of 2.31%. These returns are unadjusted for applicable sales charges.
The Wilshire Small Cap Value Index had a total return of 5.27%. Since the Fund's inception on October 1, 1993, the Small Cap Equity Income Fund's Class Y shares have had a cumulative total return of 101.74%, compared to a 77.64% return of the Russell 2000 and an 82.72% return of the Wilshire Small Cap Value Index.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)
                         ----------------------------

Total Net Assets                                                    $307,086,083
 ................................................................................
Number of Holdings                                                           150
 ................................................................................
P/E Ratio*                                                                 15.1x
 ................................................................................
Beta*                                                                       0.54
 ................................................................................
*as of 6/30/98


What strategies did you emphasize during the year?

We continued to manage the Fund with a consistent emphasis on undervalued income securities of small companies. We believe over the long run, this will give the Fund the opportunity to generate strong performance with more price protection in periods of volatility than the typical small company stock fund.

We sought out securities of small companies with market capitalizations of less than $1 billion that had one or more of the following characteristics:

  . Low cash-flow multiples or attractive prices relative to the cash flow they are able to generate, with an operating catalyst to propel earnings growth.

  .  Hidden assets that management intends to deploy to achieve growth.

  . Stock prices that are temporarily depressed because of some event in the market and that have the opportunity to recover based upon our analysis of future cash flows. These are candidates for Evergreen's "value timing" strategy which seeks out temporarily out-of-favor stocks.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



  . Restructuring enterprises which are re-allocating capital resources to improve profitability.

  . Potential merger-and-acquisition candidates that can take advantage of consolidation trends in their industries or the general economy.

The Fund invests exclusively in securities that offer yield. In industries such as technology where stocks traditionally have not paid dividends, we have looked for opportunities among convertible securities as a way to invest in growth with yield. We also have found that investments in convertible preferred stock and convertible debentures also offer more price protection and lower volatility than investments in the underlying stock.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(as a percentage of net assets)


[PIE CHART APPEARS HERE]        Common Stock -- 69.3%
                                Convertible Preferred Stock -- 12.0%
                                Convertible Debentures -- 13.8%
                                Cash/Cash Equivalents -- 4.9%



                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

Curtiss Wright Corp.                                                        3.0%
 ................................................................................
Boston Acoustics, Inc.                                                      2.9%
 ................................................................................
Matthews International Corp. Cl. A                                          2.7%
 ................................................................................
CPI Corp.                                                                   2.5%
 ................................................................................
Owens & Minor Trust I, 5.375%, TECONS                                       2.2%
 ................................................................................
Hardinge Brothers, Inc.                                                     2.1%
 ................................................................................
Lodgian Capital Trust I, 7.00%, CRESTS                                      1.8%
 ................................................................................
York Group, Inc.                                                            1.8%
 ................................................................................
Hvide Capital Trust, 6.50%, Conv. Pfd.                                      1.8%
 ................................................................................
Knape & Vogt Manufacturing Co.                                              1.6%
 ................................................................................


What are some examples of the implementation of each of these strategies?

Let's look first at companies with low cash-flow multiples and catalysts for earnings growth. A clear example is Knape & Vogt Manufacturing, which has made drawer-operating systems for wood office furniture. This company, whose stock is attractively priced and yet offers a 3 1/2% yield, is entering the metal desk slide market, with a potential increase in sales of $30 million, or 17%. The company can enter this market without any additional capital investments, which means its return on capital has the potential to increase substantially. The company also has shown an ability to operate more efficiently and reduce inventories, using the proceeds from cost-savings to reduce debt.

An example of a company with a hidden asset is Curtiss-Wright Corp., which manufactures components such as landing gear transmissions and flaps for Boeing 737's. This company had cash reserves equal to $7 per share of its stock, with another $12 per share in over-funded pension contributions. Earlier this year, it started using its cash reserves to make acquisitions that allowed it to increase sales by 30%. Over the year, this company's stock has had a return of 43.5%.

The York Group, Inc., is an excellent example of how Evergreen's "value timing" strategy can find attractive opportunities. The stock price of this casket manufacturer fell from $23 to $16 on news that it had lost a major contract with a customer that had been responsible for 20% of sales. Our analysis of the company's remaining business, however, indicated that it was worth substantially more than the current stock price. This company remains profitable, with a high return on capital and an extremely strong position selling to independent funeral home operators.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


CPI Corp. illustrates the Fund's investment theme of investing in companies that are re-structuring, or changing their capital allocation. This company sold its underperforming photo finishing business to Kodak, and used the proceeds to buy back one-third of the outstanding stock. Its principal remaining business is operating portrait studios in Sears stores. This is a profitable, improving business that generates strong cash flow.


How has the mergers-and-acquisition trend affected the Fund during the year?

Industry consolidation has had a huge impact on the Fund. During the year, 18 companies in the portfolio have either merged or been acquired or had announcements of pending mergers. We have had 13 completed for an average gain to the Fund of 89.6%.

Among acquisitions that have been completed, we have gains of: 352% in Kinetic Concepts, Inc., purchased in July 1994; 257.8% from Hudson Chartered Bancorp, Inc., purchased in January 1996; 117.7% from Computer Language Research purchased in October 1993; 91.3% from California State Bank purchased in August 1997; 69.9% from People's Savings Financial Corp., purchased in December 1993; and 55.7% from BGS Systems, Inc., purchased in July 1996. Currently, we have five pending mergers or takeovers, the most recent of which is First Palm Beach.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Consumer Products & Services                                               10.5%
 ................................................................................
Banks                                                                       7.0%
 ................................................................................
Oil Field Services                                                          6.0%
 ................................................................................
Utilities -- Gas                                                            5.9%
 ................................................................................
Electrical Equipment & Services                                             5.8%
 ................................................................................


What industry sectors have helped the Fund's performance during the year?


Two areas stand out: banks and consumer products and services. Banks were the best performing sector, despite a period in which the market's attention was captured by news of mergers among very large financial companies. We believe, however, that the consolidation trend will resume among the smaller companies, to the benefit of the fund.


What sectors have not helped the Fund's performance?

Performance was not helped by the real estate investment trusts, or REITs, which slumped during the year, or by investments in energy companies, which were hurt by a mild winter and the effects of slumping oil prices. While energy-related stocks were, in general, relatively poor performers during the period, the Fund attempted to take advantage of temporary weakness in the energy sector to build up its position. We believe that the price of oil ultimately should stabilize and that values can be found among companies whose stocks had suffered unfairly in the general industry slump.

--------------------------------------------------------------------------------
                                   EVERGREEN
                         Small Cap Equity Income Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

We have a positive outlook for the Evergreen Small Cap Equity Income Fund because of several trends we see, including:

  .  A continuation of the general consolidation trend in American industry;

  . Signs of a growing recognition of the attractive values to be found among small company stocks;

  .  Positive earnings reports from many small companies.

The general merger-and-acquisition trend is not losing steam. Deals totaling $900 billion were announced during the first half of the year, and the U.S. Department of Justice's Anti-Trust Division has estimated the total should reach $1.75 trillion by the end of the year. The strong stock market that has been favoring large company stocks has given the big companies high stock valuations they can use as currency to buy smaller companies that have been reporting stronger growth. Often, larger companies can buy fast-growing small companies at prices that result in improved earnings-per-share performance for the larger companies.

Moreover, investment and pension fund consulting companies increasingly are recommending that their clients enlarge small company stock allocations in their overall portfolios because of the attractive valuations. Any growth in institutional investors' purchases of small company stocks should have a significant effect on cash flow, and therefore stock prices, in the small stock sector.

Finally, a large portion of the Fund's holdings have issued positive earnings reports through the fiscal period, validating the value of the independent research by the Evergreen investment team and supporting our view that small company value investments that also offer yield have strong potential for the remainder of 1998.







Funds that invest in stocks of small companies, also called small-cap stocks, involve certain risks and, therefore, may not be appropriate for all investors. Although they may offer the potential for greater long-term returns, they also may experience greater price volatility due to their limited focus on a particular industry, market, product, or service, or because they invest in smaller, less established companies.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                    [PICTURE OF PAUL DILELLA  APPEARS HERE]

                                 Paul DiLella
                               Tenure: May 1996


                [PICTURE OF DORIS KELLEY-WATKINS APPEARS HERE]

                             Doris Kelley-Watkins
                             Tenure: February 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                           1/4/94    1/4/94    9/2/94    2/28/94
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                  11.73%    11.31%    15.31%       n/a
 ................................................................................
1 year w/o sales charge                   17.30%    16.31%    16.31%     17.60%
 ................................................................................
3 years                                   14.25%    14.44%    15.16%     16.34%
 ................................................................................
Since Inception                           10.72%    10.79%    14.25%     13.70%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                               $  0.44   $  0.36   $  0.36   $   0.48
 ................................................................................
12-month capital gain
distributions per share                 $  1.12   $  1.12   $  1.12   $   1.12
 ................................................................................

*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date      Class A     S & P Utilities Index     S & P 500 Index      CPI

1/4/94       9,525             10,000                 10,000         10,000
Jul-94       9,154              9,181                  9,979         10,178
Jul-95      10,179              9,946                 12,584         10,460
Jul-96      11,197             10,724                 14,669         10,765
Jul-97      13,586             17,509                 22,317         11,008
Jul-98      15,936             20,251                 26,621         11,193


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund Class A, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).






Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P Utility Index and the S&P 500 Index are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform over the past twelve months?

The Fund's Class A, B, C, and Y shares had a total return of 17.30%, 16.31%, 16.31% and 17.60%, respectively, for the year ended July 31, 1998. These returns are unadjusted for applicable sales charges. The Fund's returns trailed the 20.99% return of its benchmark, the S&P Utilities Index.


                                  Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                 $141,256,313
 ................................................................................
Number of Holdings                                                         38
 ................................................................................
P/E Ratio*                                                              18.6x
 ................................................................................
Beta*                                                                    0.73
 ................................................................................
*as of 6/30/98


How did the market environment impact performance during the fiscal year?

Over the past 12 months, we experienced an exceptionally narrow market advance in which a select handful of the largest stocks surged while the majority of companies lagged. For example, during the first six months of 1998 the ten largest stocks in the S&P 500 rose 31.7%, while the equally weighted average of all 500 stocks rose just 8.6%; amazingly, nearly a third actually declined.

In addition, investors have flocked to stocks which they perceive to have higher prospects for growth, such as technology, while shunning higher dividend paying companies such as utilities. Undoubtedly, the narrow market advance combined with this rotation towards growth-oriented stocks had an adverse impact on the Fund's performance. The simple fact that roughly 75% of the portfolio is invested in utility stocks -- an income-oriented sector which lagged the broad market substantially -- accounts for the Fund's rather dramatic underperformance versus the S&P 500 Index.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Utilities -- Electric                                                   56.7%
 ................................................................................
Utilities -- Telephone                                                  14.4%
 ................................................................................
Utilities -- Gas                                                         5.1%
 ................................................................................
Information Services & Technology                                        4.0%
 ................................................................................
Communication Systems & Services                                         3.3%
 ................................................................................


What adjustments did you make to the portfolio?

It has been extremely frustrating to watch the market climb higher while utility stocks -- and utility funds -- continue to struggle. Despite any short-term volatility, however, we remain committed to our long-term strategy of pursuing quality utility companies with strong industry positioning that offer investors a high income, defensively oriented investment option.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                 Utility Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


During the final months of the fiscal period, we made some adjustments regarding individual securities which we feel will benefit performance going forward. We sold EVI Inc., a manufacturer of oilfield tools and equipment, due to a deterioration in their earnings prospects, but not before capturing a solid gain. With the proceeds from this sale, we purchased R&B Falcon Corp., a worldwide provider of contract drilling services. We feel R&B Falcon represents an attractively valued opportunity and was added following a substantial decline in its share price as a result of plunging oil prices.


                                    Top 10
                               Equity Holdings
                               ---------------
                       (as a percentage of net assets)


Houston Industries, Inc.                                                6.1%
 ................................................................................
Sprint Corp.                                                            6.0%
 ................................................................................
Companhia Paranaense de
  Energia-Copel, Plc, ADR, Conv. Pfd.                                   3.8%
 ................................................................................
Marketspan Corp.                                                        3.5%
 ................................................................................
AirTouch Communications, Inc., 6.00%, Conv. Pfd.                        3.3%
 ................................................................................
BNDES Participacoes S.A., Conv. Pfd.                                    3.1%
 ................................................................................
Central Hudson Gas & Electric Corp.                                     3.1%
 ................................................................................
Pinnacle West Capital Corp.                                             3.0%
 ................................................................................
U.S. West, Inc.                                                         3.0%
 ................................................................................
Felcor Lodging Trust, Inc. REIT                                         2.8%
 ................................................................................


What areas positively impacted performance?

The Fund's 14% position in Utilities -- Telephone, as of July 31, 1998, enjoyed a relatively strong fiscal year despite a difficult period for the utility sector in general. For example, three of the portfolio's holdings -- Ameritech, U.S. West and Bellsouth -- posted total returns of 52%, 52% and 49%, respectively. Other noteworthy non-telephone companies include Enron, up 43%, and Houston Industries (exchangeable for Time Warner common stock), up 48%.


What is your outlook for the utility industry?

The utility industry has experienced some volatility over the past couple of years as the effects of deregulation have intensified competition and changed the operating environment within the utility sector. Subsequently, utility companies are increasingly embracing mergers as an effective vehicle to gain market share and diversify their source of earnings growth. We anticipate consolidation among utility companies to continue going forward and are actively searching for companies that will benefit from this trend.

We are also confident that as the market rotation toward growth-oriented issues reverses itself, income-oriented stocks -- and the utility sector in particular -- will enjoy improved performance. We feel the Evergreen Utility Fund offers investors an attractive investment option, especially considering the stock market's current valuation. We continue to adhere to our long-term strategy of providing shareholders a diversified, high income portfolio with defensive characteristics.

--------------------------------------------------------------------------------
                                  EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We try to identify good companies with attractive stock prices where we can find improvements in operating performance.


                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                   [PICTURE OF MATTHEW D. FINN APPEARS HERE]


                             Matthew D. Finn, CFA
                              Tenure:  March 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                           [STYLE BOX APPEARS HERE]


Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           Performance and Returns*
--------------------------------------------------------------------------------

                                 CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                   4/12/85    2/2/93    9/2/94    1/31/91
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge            4.35%     4.18%     7.83%      n/a
 ................................................................................
1 year w/o sales charge             9.55%     8.69%     8.74%      9.79%
 ................................................................................
3 years                            17.89%    18.21%    18.95%     20.08%
 ................................................................................
5 years                            16.19%    16.30%       --      17.62%
 ................................................................................
10 years                           14.71%       --        --         --
 ................................................................................
Since Inception                    14.05%    15.41%    18.64%     16.85%
 ................................................................................
Maximum Sales Charge                4.75%     5.00%     1.00%      n/a
                                Front End     CDSC      CDSC
 ................................................................................
12-month income dividends
per share                          $0.29     $0.12     $0.12      $0.35
 ................................................................................
12-month capital gain
distributions per share            $4.38     $4.38     $4.38      $4.38
 ................................................................................

* Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

 Date             Class A            S & P 500 Index            CPI

Jul-88             9,525                 10,000                10,000
Jul-89            12,580                 13,193                10,498
Jul-90            13,322                 14,051                11,004
Jul-91            14,841                 15,844                11,494
Jul-92            16,426                 17,870                11,857
Jul-93            17,741                 19,430                12,186
Jul-94            19,070                 20,433                12,523
Jul-95            22,926                 25,768                12,869
Jul-96            25,310                 30,037                13,245
Jul-97            35,996                 45,698                13,544
Jul-98            39,434                 54,510                13,772


Comparison of change in value of a $10,000 investment in Evergreen Value Fund Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).


Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform during the fiscal year?

The Fund performed positively during a period in which the stock market did not favor the value style of investing. For the 12 months ended July 31, 1998, the Evergreen Value Fund's Class A shares had a total return of 9.55%, while the Class B shares had a total return of 8.69% and the Class C shares had a return of 8.74%. These returns are unadjusted for applicable sales charges. The Class Y shares had a return of 9.79% for the fiscal year. During the same 12-month period, the S&P 500 Index had a return of 19.29% and the S&P's Barra Value Index had a return of 13.33%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)


Total Net Assets                                                   $990,822,366
 ................................................................................
Number of Holdings                                                           93
 ................................................................................
P/E Ratio*                                                                23.8x
 ................................................................................
Beta*                                                                      0.97
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12 months?

The environment has been dominated by concerns about economic activity in Asia and the impact it will have on Asia's trading partners. Investors have been taking the Asian crisis into consideration since the third and fourth quarters of 1997, although we did have a great move in the U.S. stock market early in 1998. Two types of companies dominated the rally in the U.S. The first were larger capitalization, stable growth companies which are less susceptible to a fall-off in economic activity. The second were domestically oriented companies, such as retailers. This rally appears to have peaked in July, before a correction set in. Again, investors were concerned about the pace of economic activity associated with the effects of Asia.

Worldwide, the impact of Asia also has been felt in emerging markets, including Latin America and Russia. The U.S. consumer and the European industrial sectors have been the most influential sources of the earnings of multi-national corporations during the past year.


You became portfolio manager of the Fund, effective on March 16, 1998. How would you describe your investment style?

The objective and the investment style of the Fund have not changed. We try to identify good companies with attractive stock prices where we can find improvements in operating performance. This is very consistent with the manner in which previous managers have operated. We look for growth of capital first, with income as a secondary objective.

The Fund invests primarily in value-oriented, large capitalization companies with improving fundamentals. It is a value strategy that emphasizes quality companies.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Banks                                                                      19.3%
 ................................................................................
Healthcare Products & Services                                             13.0%
 ................................................................................
Finance & Insurance                                                        10.3%
 ................................................................................
Oil / Energy                                                                8.6%
 ................................................................................
Information Services & Technology                                           7.1%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview



Within this context, what areas have you emphasized in managing the Fund?

The largest areas of emphasis have been in healthcare, financial services and some technology. In terms of relative weightings versus the large-capitalization, value indexes, the heaviest overweighting has been in healthcare, predominately pharmaceutical companies. We have found in this industry the best combination of revenue growth, reasonable valuations and stability of earnings. In addition to increasing our overall weighting, we have added new positions in companies such as Merck and Pharmacia & Upjohn. We also sold the stocks of several companies when we became uncomfortable with their valuation levels, including Tenet Healthcare Corp. and HEALTHSOUTH Corp.

Financial services companies accounted for nearly 30% of net assets at the end of the period. This has been a significant area of emphasis, even though we are somewhat underweighted versus the value indexes. We have found valuations that are still relatively attractive and we have been able to invest in companies that we believe can achieve their earnings estimates. In addition, we don't think any downturn will be large enough to affect overall credit quality. Moreover, we believe the Federal Reserve Board's disposition will be to lower short-term rates, which should benefit financial services companies. Beyond increasing the emphasis on the financial services industry overall, we have added a number of specific companies to the portfolio, including Federal National Mortgage Association and ReliaStar Financial, an insurance company.

We have emphasized technology because we have found attractive stock valuations and we believe the long-term outlook for this industry remains favorable, despite current concerns about economic activity. In technology, we have added American Power Conversion and Gateway, while selling the Fund's holdings in 3Com Corp., a networking company.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

General Electric Co.                                                        3.5%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.9%
 ................................................................................
Bristol-Myers Squibb Co.                                                    2.4%
 ................................................................................
Wachovia Corp.                                                              2.3%
 ................................................................................
BankBoston Corp.                                                            2.1%
 ................................................................................
First Chicago NBD Corp.                                                     2.1%
 ................................................................................
NationsBank Corp.                                                           2.0%
 ................................................................................
Cisco Systems, Inc.                                                         1.9%
 ................................................................................
Equity Residential Properties Trust REIT                                    1.9%
 ................................................................................
International Business Machines Corp.                                       1.9%
 ................................................................................


What areas have you de-emphasized?

We have reduced the emphasis on stocks of companies in economically sensitive industries, which tend to be hurt in any economic slowdown. These include companies in the chemicals, building materials, railroad, energy and metal products and services. Among the stocks that we sold entirely were those of Alcoa and Alumax in metal products and services; and Ashland, Tosco and Ultramar Diamond Shamrock Corp., in energy. We don't expect that we will be emphasizing the general area of basic materials until supply and demand again are in balance.

--------------------------------------------------------------------------------
                                   EVERGREEN
                                  Value Fund
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What is your outlook?

In our view, the equity market is well on its way to discounting or taking into consideration in its valuations of stocks, the effects of a slowdown in world economic activity. This is not to say there may not be more bad news, perhaps related to a possible slowdown in consumer demand in the United States or in industrial expansion in Europe. Ultimately, however, we believe we will see an easing of monetary policy in the major markets, such as the United States and the United Kingdom. We also believe Japan's government will act to stimulate the economy. At some point, investors will look beyond temporary dips in earnings and the equity markets will rally.

With this outlook, we will continue to try to find good quality companies whose stock prices may have been unduly penalized by short-term events. This should give us some great opportunities to buy. We don't expect a deep slump. And even in a slump, we believe we may be able to find companies that can prosper despite being in out-of-favor industries, such as specialty chemicals.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                     Fund at a Glance as of July 31, 1998


We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.



                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

                [PICTURE OF HARLAN R. SONDERLING APPEARS HERE]

                        Harlan R. Sonderling, CPA, CFA
                              Tenure:  June 1998


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

                            [STYP BOX APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/98.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 1998 Morningstar, Inc.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
 -------------------------------------------------------------------------------

                                        CLASS A   CLASS B   CLASS C    CLASS Y
Inception Date                          4/14/87    2/1/93    2/1/93    1/31/97
 ................................................................................
Average Annual Returns
 ................................................................................
1 year with sales charge                   8.44%     8.01%    11.99%       n/a
 ................................................................................
1 year w/o sales charge                   13.85%    13.01%    12.99%     14.29%
 ................................................................................
3 years                                   22.14%    22.46%    23.13%        --
 ................................................................................
5 years                                   16.45%    16.45%    16.65%        --
 ................................................................................
10 years                                  14.65%       --        --         --
 ................................................................................
Since Inception                           12.81%    15.84%    15.95%     20.80%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%       n/a
                                       Front End    CDSC      CDSC
 ................................................................................
12-month income dividends
per share                              $   0.19   $  0.06   $  0.06   $   0.24
 ................................................................................
12-month capital gain
distributions per share                $   1.52   $  1.52   $  1.52   $   1.52
 ................................................................................
*    Adjusted for maximum applicable sales charge


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date                  Class A            S & P 500 Index               CPI

Jul-88                  9,525                 10,000                  10,000
Jul-89                 11,966                 13,193                  10,498
Jul-90                 12,744                 14,051                  11,004
Jul-91                 14,484                 15,844                  11,494
Jul-92                 15,413                 17,870                  11,857
Jul-93                 17,448                 19,430                  12,186
Jul-94                 18,005                 20,433                  12,523
Jul-95                 20,507                 25,768                  12,869
Jul-96                 23,983                 30,037                  13,245
Jul-97                 34,454                 45,698                  13,544
Jul-98                 39,228                 54,510                  13,772



Comparison of change in value of a $10,000 investment in Evergreen Fund for Total Return Class A, the Standard and Poor's 500 Index (S&P 500), and the Consumer Price Index (CPI).




Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The S&P 500 Index is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Fund for Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Fund for Total Return performed well relative to its peer group of value-oriented, conservative equity mutual funds. For the 12 months ended
July 31, 1998, the Fund's Class A Shares had a total return of 13.85%, while the Class B Shares had a return of 13.01%, and the Class C Shares had a return of 12.99%. These returns are unadjusted for applicable sales charges. The Class Y Shares had a return of 14.29% during the period. For the same 12-month period, the Standard & Poor's 500 Index had a return of 19.29%.


                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/98 unless noted)

Total Net Assets                                                 $179,377,032
 ................................................................................
Number of Holdings                                                         67
 ................................................................................
P/E Ratio*                                                              20.7x
 ................................................................................
Beta*                                                                    0.98
 ................................................................................
*as of 6/30/98


How would you describe the investment environment during the 12-month period?

It was very favorable for stocks in general, although the market tended to reward investments in larger capitalization, high growth companies, with high price/earnings ratios, over more value- and yield-oriented styles, such as that
emphasized by the Fund.   The 12-month period was marked by declining interest
rates, robust economic growth, strong employment, and low and diminishing inflation. The Asian economic crisis started during the latter part of 1997, and its effects on the U.S. economy and with the U.S. stock market were only beginning to be felt in July of 1998.


What investment strategies were employed during the year, and have there been any changes since you took over as portfolio manager on June 5, 1998?

The basic objective and strategies of the Fund remain the same. We seek total return from a combination of capital growth and income. The strategy, which has been in place since the Fund began 11 years ago, is to invest in U.S. stocks, foreign stocks, bonds and money market instruments with the goal of earning more consistent total returns, with less price fluctuation, than a portfolio of U.S. stocks or bonds alone. In investing in stocks, the Fund emphasizes established companies, principally larger capitalization stocks, with some mid-cap holdings. We rely on fundamental analysis to determine a company's potential to grow earnings and the risk to the stock if it fails to meet our targets.

Since taking over as portfolio manager, I have slightly increased the cash level in the portfolio. When I became portfolio manager in June, about 6% of net assets were invested in cash and cash-equivalent securities. At the close of the fiscal year on July 31, 11.4% of net assets were in cash and cash-equivalents, with about 82% in common stocks of U.S. corporations. I did this mainly because of concerns about the high valuation levels of many stocks. We sold fully valued stock holdings, but were unwilling to re-invest all the proceeds at the high current prices of many stocks. We kept the proceeds in cash rather than in longer-maturity fixed income securities because cash-equivalent securities offered almost as much yield, but with much less price risk.

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


We also have increased the dividend yield of the portfolio.   We have done this
partly by investing in higher-yielding, relatively undervalued stocks. Over the long term, our goal is to have a portfolio with a current income, or dividend yield, that is 20-to-25% higher than that of the S&P 500. At the close of the fiscal year, the portfolio had a dividend yield 50% higher than that of the S&P.

In addition, we have added several convertible securities to the portfolio to add income without sacrificing growth opportunities. The Fund did not own any foreign securities at the close of the fiscal period. We did not believe valuations of either foreign stocks or currencies justified investment.


                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)
                        -------------------------------

Healthcare Products & Services                                             13.1%
 ................................................................................
Banks                                                                      12.0%
 ................................................................................
Finance & Insurance                                                         8.5%
 ................................................................................
Retailing & Wholesale                                                       6.0%
 ................................................................................
Real Estate                                                                 5.9%
 ................................................................................


What sectors or industries have you emphasized?

The Fund's largest area of emphasis is banking and finance, at about 20% of net assets, compared with about 18% of the S&P 500. In general, financial stocks have been bolstered by industry consolidation, low interest rates and a strong economy. In addition, growing fee income has helped many companies. Our two largest financial holdings are Fleet Financial Group and BankBoston Corp., two Northeast-based companies with strong competitive positions.

While banking and finance stocks have been strong performers, we are watching them very carefully for signs of economic slowdown that could cause a deterioration of credit quality.

The second largest weighting is in healthcare, at about 13.1% of net assets, compared with about 11.9% in the S&P. We believe pharmaceuticals are among the most attractive consumer growth industries. These companies have high sales growth driven by the aging population and the interest of the managed care industry in emphasizing drug therapy in healthcare. Three of the Fund's top four holdings are in the pharmaceutical industry. The largest position is American Home Products Corp., which has especially attractive prospects as the result of its pending merger with Monsanto. The other two major holdings are Bristol-Myers Squibb and Merck & Co.

Another top sector is Real Estate including the Fund's investments in Real Estate Investment Trusts, or REITs, at about 6% of net assets. The past six months have been a difficult period for REITs because the market has favored large-capitalization, growth companies. We believe REITs remain attractive, however, because of their growing dividends and their defensive qualities in an economic slowdown.


                                    Top 10
                                Equity Holdings
                                ---------------
                        (as a percentage of net assets)
                        -------------------------------

American Home Products Corp.                                                3.4%
 ................................................................................
Bristol-Myers Squibb Co.                                                    3.2%
 ................................................................................
General Electric Co.                                                        3.0%
 ................................................................................
Merck & Co., Inc.                                                           2.7%
 ................................................................................
Fleet Financial Group, Inc.                                                 2.4%
 ................................................................................
International Business Machines Corp.                                       2.2%
 ................................................................................
BankBoston Corp.                                                            2.2%
 ................................................................................
Philip Morris Companies, Inc.                                               1.8%
 ................................................................................
TCF Financial Corp.                                                         1.8%
 ................................................................................
Wal-Mart Stores, Inc.                                                       1.8%
 ................................................................................

--------------------------------------------------------------------------------
                                   EVERGREEN
                              Fund to Total Return
--------------------------------------------------------------------------------
                          Portfolio Manager Interview


What areas have you de-emphasized?

The two most significant underweightings are in technology and consumer staples, such as food, personal care and beverage companies.

We have de-emphasized technology companies primarily because of concern that this industry may be particularly vulnerable to earnings disappointments in the months ahead. In addition, they tend not to pay high dividends. We do, however, maintain a core of high quality technology companies, led by the investment in IBM, at about 2.2% of net assets. We have underweighted consumer staples because we believe valuations are too high, especially when compared against pharmaceuticals.


What is your outlook?

Business activity appears to be slowing down, although recession is unlikely. Sales growth, for example, is at its lowest rate since 1993. The principal cause of the slowdown is the Asian crisis, which is likely to affect U.S. businesses by limiting their ability to raise prices and increase their profits. It is less likely to affect overall economic activity, but concerns will linger. Very low unemployment and the upward trend in wages also may lead to a squeeze in corporate profits, despite ongoing productivity enhancements and the efficiencies of mergers and acquisitions. Slowing earnings growth is a concern to us because of the high valuations of stocks.

Within this environment, the Fund's focus remains on the stocks of high-quality, income-producing domestic companies. We will seek to avoid investments in companies that could have disappointing earnings. As long as the returns of cash and cash-equivalents remain attractive, we will tend to emphasize cash rather than longer-maturity fixed income instruments.

We believe this conservative strategy has the potential to continue to deliver attractive returns, with less price risk than more aggressive investment strategies. We continue to see investment opportunities in a growing economy with moderate interest rates and low inflation.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                               $  27.39
                                                                   --------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                 0.08
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                                3.01
                                                                   --------
 .........................................................................
 Total from investment operations                                      3.09
                                                                   --------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                           (0.06)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                    0
                                                                   --------
 .........................................................................
 Total distributions                                                  (0.06)
                                                                   --------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                     $  30.42
                                                                   --------
 .........................................................................
 TOTAL RETURN+                                                        11.29%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                              $284,735
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                                        1.20%++
 .........................................................................
 Total expenses, excluding indirectly paid expenses                    1.20%++
 .........................................................................
 Net investment income                                                 0.49%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                                112%
 .........................................................................

                                                       Year Ended August 31,
                            Period Ended    -------------------------------------------------
                           July 31, 1998**    1997      1996      1995      1994       1993
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF PERIOD         $  29.79      $  25.05  $  22.98  $  23.21  $  25.42   $  23.17
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           (0.12)         0.15      0.12      0.25      0.16       0.11
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            5.72          7.97      3.69      2.66     (0.35)      3.11
                              --------      --------  --------  --------  --------   --------
 Total from investment
  operations                      5.60          8.12      3.81      2.91     (0.19)      3.22
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions           (4.96)        (3.18)    (0.98)    (2.78)    (1.74)     (0.69)
                              --------      --------  --------  --------  --------   --------
 From net investment
  income                         (0.08)        (0.20)    (0.76)    (0.36)    (0.28)     (0.28)
 .........................................................................
 Total distributions             (5.04)        (3.38)    (1.74)    (3.14)    (2.02)     (0.97)
                              --------      --------  --------  --------  --------   --------
 NET ASSET VALUE END OF
  PERIOD                      $  30.35      $  29.79  $  25.05  $  22.98  $  23.21   $  25.42
                              --------      --------  --------  --------  --------   --------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                   20.89%        34.76%    17.31%    13.87%    (0.72%)    14.31%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD
  (THOUSANDS)                 $117,893      $312,935  $224,819  $199,456  $208,532   $234,688
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                   1.68%++       1.57%     1.85%     1.75%     2.07%      2.28%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                   1.68%++       1.56%     1.84%      N/A       N/A        N/A
 .........................................................................
 Net investment income           (0.02%)++      0.55%     0.52%     1.09%     0.67%      0.47%
 .........................................................................
 PORTFOLIO TURNOVER RATE           112%          109%      139%      115%       73%        96%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
** For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout the period)

                                                                 Period Ended
                                                                July 31, 1998*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF PERIOD                                $27.70
                                                                    ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                                   0(a)
 .........................................................................
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions                               2.72
                                                                    ------
 .........................................................................
 Total from investment operations                                     2.72
                                                                    ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                                          (0.02)
 .........................................................................
 From net realized gain on securities and foreign currency
  related transactions                                                   0
                                                                    ------
 .........................................................................
 Total distributions                                                 (0.02)
                                                                    ------
 .........................................................................
 NET ASSET VALUE END OF PERIOD                                      $30.40
                                                                    ------
 .........................................................................
 TOTAL RETURN+                                                        9.80%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF PERIOD (THOUSANDS)                               $  780
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                      2.02%++
 .........................................................................
  Total expenses, excluding indirectly paid expenses                  2.02%++
 .........................................................................
  Net investment income                                              (0.27%)++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                               112%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(a) Less than one cent per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)
                  See Combined Notes to Financial Statements.

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.26   $22.53     $18.63   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                    0.16     0.08       0.12     0.13
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.86     4.72       4.26     4.64
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         3.02     4.80       4.38     4.77
                                        ------   ------     ------   ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income              (0.13)   (0.07)     (0.13)   (0.14)
 .........................................................................
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 Total distributions                     (1.14)   (0.07)     (0.48)   (0.62)
                                        ------   ------     ------   ------
 .........................................................................
 NET ASSET VALUE END OF YEAR            $29.14   $27.26     $22.53   $18.63
                                        ------   ------     ------   ------
 .........................................................................
 TOTAL RETURN+                           11.26%   21.33%     23.50%   33.00%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $  296   $  166     $   85   $   19
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
  Total expenses                          1.46%    1.47%++    1.41%    1.55%++
 .........................................................................
  Total expenses, excluding indirectly
   paid expenses                          1.46%    1.47%++     N/A      N/A
 .........................................................................
  Total expenses, excluding fee waiv-
   ers and expense reimbursements          N/A      N/A        N/A     1.64%++
 .........................................................................
  Net investment income                   0.61%    0.57%++    0.70%    0.99%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 .........................................................................

                                         Year Ended          Year Ended
                                          July 31,          December 31,
                                        ---------------     ---------------
                                         1998    1997**      1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING OF YEAR      $27.10   $22.43     $18.59   $14.48
                                        ------   ------     ------   ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                   (0.02)   (0.02)       0(a)    0.05
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions           2.81     4.69       4.20     4.61
                                        ------   ------     ------   ------
 .........................................................................
 Total from investment operations         2.79     4.67       4.20     4.66
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 From net realized gain on securities
  and foreign currency related
  transactions                           (1.01)       0      (0.35)   (0.48)
                                        ------   ------     ------   ------
 .........................................................................
 From net investment income                  0        0      (0.01)   (0.07)
 .........................................................................
 Total distributions                     (1.01)       0      (0.36)   (0.55)
                                        ------   ------     ------   ------
 NET ASSET VALUE END OF YEAR            $28.88   $27.10     $22.43   $18.59
                                        ------   ------     ------   ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                           10.44%   20.82%     22.60%   32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (MILLIONS)      $1,000   $  542     $  245   $   46
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                           2.21%    2.25%++    2.17%    2.24%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                           2.21%    2.25%++     N/A      N/A
 .........................................................................
 Total expenses, excluding fee
  waivers and expense reimbursements       N/A      N/A        N/A     2.26%++
 .........................................................................
 Net investment income                   (0.14%)  (0.19%)++  (0.06%)   0.30%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                    20%       6%        14%      17%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
(a) Less than one cent per share.

                                   EVERGREEN
                            Growth and Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended December 31,
                           ----------------------    ---------------------------
                             1998       1997**          1996           1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.10   $   22.43     $     18.58    $     14.48
                           ---------   ---------     -----------    -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income         (0.02)      (0.02)              0(a)        0.06
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.82        4.69            4.21           4.60
                           ---------   ---------     -----------    -----------
 .........................................................................
 Total from investment
  operations                    2.80        4.67            4.21           4.66
                           ---------   ---------     -----------    -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                           0           0           (0.01)         (0.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)          0           (0.35)         (0.48)
                           ---------   ---------     -----------    -----------
 .........................................................................
 Total distributions           (1.01)          0           (0.36)         (0.56)
                           ---------   ---------     -----------    -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   28.89   $   27.10     $     22.43    $     18.58
                           ---------   ---------     -----------    -----------
 .........................................................................
 TOTAL RETURN+                 10.47%      20.82%          22.60%         32.20%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $      50   $      24     $        10    $        20
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.21%       2.25%++         2.17%          2.15%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.21%       2.25%++          N/A            N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A         N/A             N/A           4.94%++
 .........................................................................
 Net investment income         (0.13%)     (0.19%)++       (0.06%)         0.35%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          20%          6%             14%            17%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   27.29  $   22.55    $18.64  $14.52  $15.41  $14.18
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.24       0.11      0.18    0.18    0.14    0.14
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.87       4.73      4.25    4.59    0.12    1.91
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    3.11       4.84      4.43    4.77    0.26    2.05
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.01)         0     (0.35)  (0.48)  (1.01)  (0.68)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.20)     (0.10)    (0.17)  (0.17)  (0.14)  (0.14)
 .........................................................................
 Total distributions           (1.21)     (0.10)    (0.52)  (0.65)  (1.15)  (0.82)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   29.19  $   27.29    $22.55  $18.64  $14.52  $15.41
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  11.56%     21.52%    23.80%  32.90%   1.70%  14.40%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     801  $     616    $  442  $  141  $   73  $   77
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.20%      1.21%++   1.16%   1.27%   1.33%   1.26%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.20%      1.21%++   1.16%    N/A     N/A     N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A       N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          0.86%      0.82%++   0.93%   1.11%   0.96%   0.99%
 .........................................................................
 PORTFOLIO TURNOVER RATE          20%         6%       14%     17%     29%     28%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

(a) Less than one cent per share.


                  See Combined Notes to Financial Statements.
                                       33

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.94  $   21.79    $ 20.15  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            1.05       0.52#      1.02     1.01    0.02
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.67     2.94    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.86       2.67       2.69     3.95    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (1.02)     (0.52)     (1.05)   (1.08)      0
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.61)     (0.52)     (1.05)   (1.08)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.19  $   23.94    $ 21.79  $ 20.15  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.93%     12.45%     13.80%   23.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  15,005  $  11,955    $ 9,678  $ 4,412  $  119
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   1.50%      1.45%++    1.44%    1.36%   1.45%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses        1.50%      1.45%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.50%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            4.20%      4.69%++    4.93%    5.39%   4.09%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
                             Year Ended July 31,     Year Ended January 31,
                             ---------------------   ------------------------
                               1998      1997**       1997     1996    1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $   23.81  $   21.69    $ 20.08  $ 17.28  $17.09
                             ---------  ---------    -------  -------  ------
 .........................................................................
 INCOME FROM INVESTMENT OP-
  ERATIONS
 .........................................................................
 Net investment income            0.86       0.43#      0.89     0.91    0.02
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                    0.81       2.15       1.64     2.87    0.17
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total from investment op-
  erations                        1.67       2.58       2.53     3.78    0.19
                             ---------  ---------    -------  -------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income      (0.85)     (0.46)     (0.92)   (0.98)      0
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                   (1.59)         0          0        0       0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 Total distributions             (2.44)     (0.46)     (0.92)   (0.98)      0
                             ---------  ---------    -------  -------  ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $   23.04  $   23.81    $ 21.69  $ 20.08  $17.28
                             ---------  ---------    -------  -------  ------
 .........................................................................
 TOTAL RETURN+                    7.13%     12.06%     13.00%   22.40%   1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  54,544  $  43,977    $35,323  $14,750  $  599
 .........................................................................
 RATIOS TO AVERAGE NET AS-
  SETS:
 Total expenses                   2.25%      2.20%++    2.19%    2.11%   2.23%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses        2.25%      2.20%++     N/A      N/A     N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                   N/A        N/A        N/A     2.25%    N/A
 .........................................................................
 Interest expense                  N/A        N/A       0.03%     N/A     N/A
 .........................................................................
 Net investment income            3.46%      3.94%++    4.17%    4.69%   3.23%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           133%        72%       168%     138%    151%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to
   January 31, 1995.
** For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended January 31,
                           ---------------------   --------------------------
                             1998      1997**       1997     1996     1995*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.81  $   21.69    $ 20.08  $ 17.27  $ 17.09
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.87       0.44#      0.87     0.90     0.01
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.80       2.14       1.66     2.89     0.17
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total from investment
  operations                    1.67       2.58       2.53     3.79     0.18
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.85)     (0.46)     (0.92)   (0.98)       0
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0        0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (2.44)     (0.46)     (0.92)   (0.98)       0
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.04  $   23.81    $ 21.69  $ 20.08  $ 17.27
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  7.13%     12.06%     12.90%   22.40%    1.10%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,259  $     950    $   982  $   523  $    24
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 2.25%      2.20%++    2.19%    2.11%    2.22%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 2.25%      2.20%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A    13.03%     N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A
 .........................................................................
 Net investment income          3.48%      4.06%++    4.15%    4.67%    2.68%++
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%
 .........................................................................

                           Year Ended July 31,      Year Ended January 31,
                           ---------------------   ---------------------------    Year Ended
                             1998      1997**       1997     1996    1995***     March 31,1994
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   23.98  $   21.81    $ 20.16  $ 17.28  $ 18.29        $20.90
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          1.02       0.55       1.08     1.10     0.87          1.08
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.89       2.16       1.66     2.87    (0.55)        (1.41)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total from investment
  operations                    1.91       2.71       2.74     3.97     0.32         (0.33)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (1.08)     (0.54)     (1.09)   (1.09)   (1.08)        (1.08)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.59)         0          0        0    (0.25)        (1.20)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 Total distributions           (2.67)     (0.54)     (1.09)   (1.09)   (1.33)        (2.28)
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   23.22  $   23.98    $ 21.81  $ 20.16  $ 17.28        $18.29
                           ---------  ---------    -------  -------  -------        ------
 .........................................................................
 TOTAL RETURN                   8.16%     12.65%     14.10%   23.50%    1.90%        (2.10)%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     880  $     900    $   858  $   914  $   942        $1,065
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.25%      1.20%++    1.18%    1.19%    1.24%++       1.18%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.25%      1.20%++     N/A      N/A      N/A           N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A        N/A        N/A      N/A      N/A           N/A
 .........................................................................
 Interest expense                N/A        N/A       0.03%     N/A      N/A           N/A
 .........................................................................
 Net investment income          4.46%      4.97%++    5.14%    5.70%    5.70%++       5.29%
 .........................................................................
 PORTFOLIO TURNOVER RATE         133%        72%       168%     138%     151%          106%
 .........................................................................
+   Initial sales charge or contingent deferred sales charge is not reflected.
++  Annualized.
#   Net investment income is based on average shares outstanding during the peri-
    od.
*   For the period from January 3, 1995 (commencement of class operations) to
    January 31, 1995.
**  For the six-month period ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*** For the ten-month period ended January 31, 1995. The Fund changed its fis-
    cal year end from March 31 to January 31, effective January 31, 1995.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS A SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.69  $  13.10    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income             0.29      0.14#          0.34         0.34
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.24      2.59           2.13         2.45
                             ----------  --------    -----------  -----------
 .........................................................................
 Total from investment
  operations                       0.53      2.73           2.47         2.79
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.28)    (0.13)         (0.34)       (0.37)
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.47)    (0.14)         (0.94)       (0.86)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.75  $  15.69    $     13.10  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     3.24%    20.99%         22.00%       29.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $   54,142  $  4,239    $       336  $       216
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    1.68%     1.71%++        1.75%        1.75%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses         1.68%     1.70%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      1.84%++        5.03%       24.45%++
 .........................................................................
 Net investment income             1.95%     1.88%++        3.08%        3.39%++
 .........................................................................
 PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................

                             Year Ended July 31,     Year Ended December 31,
                             ----------------------  -------------------------
                                1998      1997**        1996         1995*
 CLASS B SHARES
 NET ASSET VALUE BEGINNING
  OF YEAR                    $    15.64  $  13.09    $     11.57  $      9.64
                             ----------  --------    -----------  -----------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income             0.19      0.08#          0.27         0.28
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities and
  foreign currency related
  transactions                     0.22      2.57           2.11         2.43
                             ----------  --------    -----------  -----------
 .........................................................................
 Total from investment
  operations                       0.41      2.65           2.38         2.71
                             ----------  --------    -----------  -----------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                          (0.19)    (0.09)         (0.26)       (0.29)
 .........................................................................
 From net realized gain on
  securities and foreign
  currency related
  transactions                    (0.19)    (0.01)         (0.60)       (0.49)
                             ----------  --------    -----------  -----------
 .........................................................................
 Total distributions              (0.38)    (0.10)         (0.86)       (0.78)
                             ----------  --------    -----------  -----------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                       $    15.67  $  15.64    $     13.09  $     11.57
                             ----------  --------    -----------  -----------
 .........................................................................
 TOTAL RETURN+                     2.49%    20.37%         21.10%       28.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)                $  130,191  $  9,462    $       692  $       266
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                    2.43%     2.46%++        2.50%        2.50%++
 .........................................................................
 Total expenses, excluding
  indirectly paid expenses         2.42%     2.45%++         N/A          N/A
 .........................................................................
 Total expenses, excluding
  fee waivers and expense
  reimbursements                    N/A      2.59%          5.72%       20.90%++
 .........................................................................
 Net investment income             1.20%     1.12%++        2.39%        2.67%++
 .........................................................................
PORTFOLIO TURNOVER RATE             18%       13%            50%          48%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
#  Net investment income is based on average shares outstanding during the peri-
   od.
*  For the period from January 3, 1995 (commencement of class operations) to De-
   cember 31, 1995.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                             Year Ended        Year Ended
                                              July 31,        December 31,
                                           ---------------    --------------
                                            1998    1997**     1996   1995*
 CLASS C SHARES
 NET ASSET VALUE BEGINNING OF YEAR         $ 15.63  $13.09    $11.56  $ 9.74
                                           -------  ------    ------  ------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                        0.19    0.10#     0.28    0.28
 .........................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions               0.22    2.54      2.10    2.33
                                           -------  ------    ------  ------
 .........................................................................
 Total from investment operations             0.41    2.64      2.38    2.61
                                           -------  ------    ------  ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                  (0.19)  (0.09)    (0.25)  (0.30)
 .........................................................................
 From net realized gain on securities and
  foreign currency related transactions      (0.19)  (0.01)    (0.60)  (0.49)
                                           -------  ------    ------  ------
 .........................................................................
 Total distributions                         (0.38)  (0.10)    (0.85)  (0.79)
                                           -------  ------    ------  ------
 .........................................................................
 NET ASSET VALUE END OF YEAR               $ 15.66  $15.63    $13.09  $11.56
                                           -------  ------    ------  ------
 .........................................................................
 TOTAL RETURN+                                2.49%  20.30%    21.10%  27.30%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR (THOUSANDS)        $26,197  $2,770    $   56  $   24
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                               2.43%   2.45%++   2.50%   2.50%++
 .........................................................................
 Total expenses, excluding indirectly
  paid expenses                               2.42%   2.44%++    N/A     N/A
 .........................................................................
 Total expenses, excluding fee waivers
  and expense reimbursements                   N/A    2.58%++   5.77% 187.29%++
 .........................................................................
 Net investment income                        1.20%   1.20%++   2.33%   2.63%++
 .........................................................................
 PORTFOLIO TURNOVER RATE                        18%     13%       50%     48%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ----------------------------------
                             1998      1997**       1996    1995      1994    1993***
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   15.71  $   13.12    $11.58  $ 9.70    $10.15   $10.00
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.19#     0.38    0.38      0.34     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          0.24       2.56      2.13    2.38     (0.41)    0.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total from investment
  operations                    0.58       2.75      2.51    2.76     (0.07)    0.25
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.33)     (0.15)    (0.37)  (0.38)    (0.33)   (0.10)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (0.19)     (0.01)    (0.60)  (0.50)    (0.05)       0
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 Total distributions           (0.52)     (0.16)    (0.97)  (0.88)    (0.38)   (0.10)
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   15.77  $   15.71    $13.12  $11.58    $ 9.70   $10.15
                           ---------  ---------    ------  ------    ------   ------
 .........................................................................
 TOTAL RETURN                   3.57%     21.09%    22.40%  29.10%    (0.70%)   2.50%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  96,556  $  42,374    $8,592  $4,806    $3,613   $2,236
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.39%      1.39%++   1.50%   1.50%++   1.48%    0.00%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.39%      1.38%++    N/A     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                 N/A       1.59%     4.75%   4.34%++   4.68%    4.39%
+ Initial sales charge or contingent deferred sales charge is not reflected.
 .........................................................................
++ Annualized.
 Net investment income          2.23%      2.39%++   3.36%   3.56%++   3.72%    4.07%
# Net investment income is based on average shares outstanding during the peri-
  od.
 .........................................................................
 PORTFOLIO TURNOVER RATE          18%        13%       50%     48%        9%      15%
* For the period from January 24, 1995 (commencement of class operations) to
  December 31, 1995.
 .........................................................................

** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from October 1, 1993 (commencement of class operations) to December 31, 1993.

                  See Combined Notes to Financial Statements.

                                  EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.45  $   10.57    $ 10.80  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.43       0.25       0.41      0.44     0.45
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.25    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.87       1.12       0.46      2.69    (0.56)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 From net investment
  income                       (0.44)     (0.24)     (0.41)    (0.44)   (0.44)
 .........................................................................
 Total distributions           (1.56)     (0.24)     (0.69)    (0.89)   (0.44)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.45    $ 10.57  $  10.80  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 17.30%     10.72%      4.40%    30.70%   (5.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  95,300  $  91,638    $96,243  $107,872  $ 4,190
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.99%      1.00%++    0.87%     0.79%    0.53%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.99%      0.99%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.14%      1.19%++    1.15%     1.18%    1.43%++
 .........................................................................
 Net investment income          3.58%      3.85%++    3.87%     4.51%    5.07%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.81  $   9.00  $ 10.00
                           ---------  ---------    -------  --------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996      1995     1994*
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.05      2.26    (1.01)
                           ---------  ---------    -------  --------  -------
 Total from investment
  operations                    1.78       1.07       0.38      2.63    (0.62)
                           ---------  ---------    -------  --------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33      0.37     0.39
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)    (0.45)       0
                           ---------  ---------    -------  --------  -------
 .........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)    (0.82)   (0.38)
                           ---------  ---------    -------  --------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $  10.81  $  9.00
                           ---------  ---------    -------  --------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.36)     (0.19)     (0.33)    (0.37)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.60%    29.90%   (6.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  43,776  $  36,738    $38,511  $ 35,662  $28,792
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.74%      1.75%++    1.62%     1.53%    1.27%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A       N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.89%     1.93%    2.11%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.12%     3.78%    4.19%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%       88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from January 4, 1994 (commencement of class operations) to De-cember 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.01  $  9.33
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.34       0.20       0.33     0.37     0.12
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.44       0.87       0.04     2.26    (0.33)
                           ---------  ---------    -------  -------  -------
 Total from investment
  operations                    1.78       1.07       0.37     2.63    (0.21)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 From net investment
  income                       (0.36)     (0.19)     (0.33)   (0.37)   (0.11)
 .........................................................................
 Total distributions           (1.48)     (0.19)     (0.61)   (0.82)   (0.11)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.76  $   11.46    $ 10.58  $ 10.82  $  9.01
                           ---------  ---------    -------  -------  -------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN+                 16.31%     10.21%      3.50%   29.80%  (2.20%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $     486  $     379    $   396  $   246  $   128
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 1.74%      1.75%++    1.63%    1.54%    1.94%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.74%      1.74%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                1.88%      1.94%++    1.90%    1.93%    2.78%++
 .........................................................................
 Net investment income          2.82%      3.10%++    3.13%    3.76%    3.96%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................
 NET ASSET VALUE
  BEGINNING OF YEAR        $   11.46  $   10.58    $ 10.82  $  9.00  $  9.51
                           ---------  ---------    -------  -------  -------

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   ---------------------------
                             1998      1997**       1996     1995    1994***
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.45       0.88       0.03     2.27    (0.50)
                           ---------  ---------    -------  -------  -------
 CLASS Y SHARES
 Total from investment
  operations                    1.91       1.13       0.47     2.74    (0.13)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.12)         0      (0.28)   (0.45)       0
                           ---------  ---------    -------  -------  -------
 Net investment income          0.46       0.25       0.44     0.47     0.37
 .........................................................................
 Total distributions           (1.60)     (0.25)     (0.71)   (0.92)   (0.38)
                           ---------  ---------    -------  -------  -------
 NET ASSET VALUE END OF
  YEAR                     $   11.77  $   11.46    $ 10.58  $ 10.82  $  9.00
                           ---------  ---------    -------  -------  -------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.48)     (0.25)     (0.43)   (0.47)   (0.38)
 .........................................................................
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                  17.60%     10.85%      4.50%   31.30%  (1.60%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   1,695  $   1,627    $ 2,000  $ 7,791  $ 5,201
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                 0.74%      0.74%++    0.61%    0.54%    0.40%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.74%      0.73%++     N/A      N/A      N/A
 .........................................................................
 Total expenses,
  excluding fee waivers
  and expense
  reimbursements                0.89%      0.94%++    0.89%    0.93%    1.24%++
 .........................................................................
 Net investment income          3.82%      4.06%++    4.01%    4.76%    4.93%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          62%        50%        59%      88%      23%
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
* For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $  20.45  $  16.62  $  17.63  $ 17.11
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.26       0.21        0.38      0.55      0.52     0.47
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.00       4.05        3.49      4.69     (0.20)    1.10
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.26       4.26        3.87      5.24      0.32     1.57
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.29)     (0.19)      (0.41)    (0.51)    (0.51)   (0.47)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total distributions           (4.67)     (0.19)      (3.75)    (1.41)    (1.33)   (1.05)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $  20.57  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 TOTAL RETURN+                  9.55%     20.78%      18.90%    31.80%     1.90%    9.30%
 .............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     476  $     392    $    328  $    292  $    189  $   190
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.01%      0.92%++     0.91%     0.90%     0.93%    0.99%
 .............................................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.01%      0.92%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          1.04%      1.66%++     1.77%     2.78%     2.96%    2.63%
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 .............................................................................................

                           Year Ended July 31,          Year Ended December 31,
                           ---------------------   -------------------------------------
                             1998      1997**        1996      1995      1994     1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.63  $   20.58    $  20.45  $  16.62  $  17.63  $ 17.24
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................
 Net investment income          0.08       0.12        0.22      0.39      0.42     0.35
 .............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.99       4.03        3.50      4.70     (0.20)    1.01
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 Total from investment
  operations                    2.07       4.15        3.72      5.09      0.22     1.36
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 LESS DISTRIBUTIONS
 .............................................................................................
 From net investment
  income                       (0.12)     (0.10)      (0.25)    (0.36)    (0.41)   (0.39)
 .............................................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0       (3.34)    (0.90)    (0.82)   (0.58)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
Total distributions           (4.50)     (0.10)      (3.59)    (1.26)    (1.23)   (0.97)
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.20  $   24.63    $  20.58  $  20.45  $  16.62  $ 17.63
                           ---------  ---------    --------  --------  --------  -------
 .............................................................................................
 TOTAL RETURN+                  8.73%     20.23%      18.10%    30.90%     1.30%    8.00%
 .............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $ 326,459  $ 276,256    $197,411  $141,072  $104,297  $59,953
 .............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.67%++     1.66%     1.65%     1.53%    1.48%++
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.67%++      N/A       N/A       N/A      N/A
 .............................................................................................
 Net investment income          0.30%      0.92%++     1.01%     2.04%     2.36%    2.09%++
 .............................................................................................
 PORTFOLIO TURNOVER RATE          69%         6%         91%       53%       70%      46%
 .............................................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 2, 1993 (commencement of class operations) to
   December 31, 1993.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,     Year Ended December 31,
                           ---------------------   --------------------------
                             1998      1997**       1996     1995     1994*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.61  $   20.56    $ 20.44  $ 16.61  $ 18.28
                           ---------  ---------    -------  -------  -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.10       0.12       0.22     0.39     0.19
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03       3.50     4.70    (0.81)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total from investment
  operations                    2.07       4.15       3.72     5.09    (0.62)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.12)     (0.10)     (0.26)   (0.36)   (0.23)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0      (3.34)   (0.90)   (0.82)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 Total distributions           (4.50)     (0.10)     (3.60)   (1.26)   (1.05)
                           ---------  ---------    -------  -------  -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   22.18  $   24.61    $ 20.56  $ 20.44  $ 16.61
                           ---------  ---------    -------  -------  -------
 .........................................................................
 TOTAL RETURN+                  8.74%     20.25%     18.10%   30.90%   (3.40%)
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   5,125  $   2,507    $ 1,458  $   811  $   485
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.76%      1.66%++    1.67%    1.65%    1.68%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.76%      1.66%++     N/A      N/A      N/A
 .........................................................................
 Net investment income          0.29%      0.94%++    1.00%    2.03%    2.16%++
 .........................................................................

 PORTFOLIO TURNOVER RATE          69%         6%        91%      53%      70%
 .........................................................................

                           Year Ended July 31,       Year Ended December 31,
                           ---------------------   ------------------------------
                             1998      1997**       1996    1995    1994    1993
 CLASS Y SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   24.64  $   20.57    $20.45  $16.61  $17.63  $17.11
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.35       0.25      0.44    0.57    0.56    0.52
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          1.97       4.03      3.49    4.72   (0.20)   1.12
                           ---------  ---------    ------  ------  ------  ------
 Total from investment
  operations                    2.32       4.28      3.93    5.29    0.36    1.64
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (4.38)         0     (3.34)  (0.90)  (0.82)  (0.58)
                           ---------  ---------    ------  ------  ------  ------
 From net investment
  income                       (0.35)     (0.21)    (0.47)  (0.55)  (0.56)  (0.54)
 .........................................................................
 Total distributions           (4.73)     (0.21)    (3.81)  (1.45)  (1.38)  (1.12)
                           ---------  ---------    ------  ------  ------  ------
 NET ASSET VALUE END OF
  YEAR                     $   22.23  $   24.64    $20.57  $20.45  $16.61  $17.63
                           ---------  ---------    ------  ------  ------  ------
 .........................................................................
 .........................................................................
 .........................................................................
 TOTAL RETURN                   9.79%     20.93%    19.20%  32.20%   2.10%   9.70%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (MILLIONS)               $     183  $   1,149    $  996  $  761  $  507  $  463
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 0.70%      0.67%++   0.66%   0.65%   0.68%   0.65%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 0.70%      0.67%++    N/A     N/A     N/A     N/A
 .........................................................................
 Net investment income          1.47%      1.91%++   2.02%   3.02%   3.21%   2.98%
 .........................................................................
 PORTFOLIO TURNOVER RATE          69%         6%       91%     53%     70%     46%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from September 2, 1994 (commencement of class operations) to
   December 31, 1994.
** For the seven-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS A SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.69  $   17.33    $ 13.83  $ 11.75  $ 12.31   $ 12.06
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           0.21       0.18       0.26     0.25     0.24      0.21
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.46       3.34       3.83     2.80    (0.56)     1.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.67       3.52       4.09     3.05    (0.32)     1.52
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.19)     (0.16)     (0.26)   (0.32)   (0.24)    (0.24)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.71)     (0.16)     (0.59)   (0.97)   (0.24)    (1.27)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.65  $   20.69    $ 17.33  $ 13.83  $ 11.75   $ 12.31
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.85%     20.40%     29.83%   26.57%   (2.65%)   12.67%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $   52,667  $  47,812    $40,487  $27,037  $23,162   $26,367
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                  1.21%      1.24%++    1.41%    1.69%    1.59%     1.85%
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.21%      1.22%++    1.39%     N/A      N/A       N/A
 .........................................................................
 Net investment income           1.01%      1.46%++    1.66%    1.94%    1.93%     1.63%
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................

                           Year Ended July 31,          Year Ended November 30,
                           ----------------------   -----------------------------------
                              1998      1997**       1996     1995     1994      1993*
 CLASS B SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $    20.63  $   17.31    $ 13.84  $ 11.77  $ 12.32   $ 12.65
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income           0.06       0.09       0.15     0.15     0.15      0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           2.45       3.31       3.80     2.82    (0.56)     0.74
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total from investment
  operations                     2.51       3.40       3.95     2.97    (0.41)     0.84
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                        (0.06)     (0.08)     (0.15)   (0.25)   (0.14)    (0.14)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions          (1.52)         0      (0.33)   (0.65)       0     (1.03)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 Total distributions            (1.58)     (0.08)     (0.48)   (0.90)   (0.14)    (1.17)
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $    21.56  $   20.63    $ 17.31  $ 13.84  $ 11.77   $ 12.32
                           ----------  ---------    -------  -------  -------   -------
 .........................................................................
 TOTAL RETURN+                  13.01%     19.68%     28.73%   25.59%   (3.36%)    6.68%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  105,748  $  94,309    $43,526  $20,605  $ 7,314   $ 4,283
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 .........................................................................
 Total expenses                  1.97%      2.02%++    2.18%    2.47%    2.31%     2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                  1.97%      2.00%++    2.16%    2.46%     N/A       N/A
 .........................................................................
 Net investment income           0.25%      0.58%++    0.88%    1.06%    1.27%     0.84%++
 .........................................................................
 PORTFOLIO TURNOVER RATE           66%        41%        41%      77%      57%       92%
 .........................................................................
+  Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
*  For the period from February 1, 1993 (commencement of class operations) to
   December 31, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                           Year Ended July 31,       Year Ended November 30,
                           ---------------------   --------------------------------
                             1998      1997**       1996     1995    1994    1993*
 CLASS C SHARES
 NET ASSET VALUE
  BEGINNING OF YEAR        $   20.65  $   17.32    $ 13.85  $11.78  $12.33   $12.65
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .........................................................................
 Net investment income          0.05       0.09       0.14    0.16    0.15     0.10
 .........................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions          2.46       3.32       3.81    2.81   (0.56)    0.75
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total from investment
  operations                    2.51       3.41       3.95    2.97   (0.41)    0.85
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment
  income                       (0.06)     (0.08)     (0.15)  (0.25)  (0.14)   (0.14)
 .........................................................................
 From net realized gain
  on securities and
  foreign currency
  related transactions         (1.52)         0      (0.33)  (0.65)      0    (1.03)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 Total distributions           (1.58)     (0.08)     (0.48)  (0.90)  (0.14)   (1.17)
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 NET ASSET VALUE END OF
  YEAR                     $   21.58  $   20.65    $ 17.32  $13.85  $11.78   $12.33
                           ---------  ---------    -------  ------  ------   ------
 .........................................................................
 TOTAL RETURN+              12.99%        19.73%     28.71%  25.57%  (3.36%)   6.76%
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 .........................................................................
 NET ASSETS END OF YEAR
  (THOUSANDS)              $  20,851  $  21,125    $14,562  $9,503  $5,968   $5,030
 .........................................................................
 RATIOS TO AVERAGE NET
  ASSETS:
 Total expenses                 1.97%      2.01%++    2.17%   2.47%   2.34%    2.64%++
 .........................................................................
 Total expenses,
  excluding indirectly
  paid expenses                 1.97%      1.99%++    2.15%   2.44%    N/A      N/A
 .........................................................................
 Net investment income          0.25%      0.66%++    0.89%   1.16%   1.21%    0.83%++
 .........................................................................
 PORTFOLIO TURNOVER RATE          66%        41%        41%     77%     57%      92%
 .........................................................................

                                                      Year Ended July 31,
                                                      -----------------------
                                                        1998       1997***

 CLASS Y SHARES
 NET ASSET VALUE BEGINNING OF YEAR                    $   20.62   $   17.74
                                                      ---------   ---------
 .........................................................................
 INCOME FROM INVESTMENT OPERATIONS
 .........................................................................
 Net investment income                                     0.24        0.18
 .........................................................................
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions                                             2.51        2.86
                                                      ---------   ---------
 .........................................................................
 Total from investment operations                          2.75        3.04
                                                      ---------   ---------
 .........................................................................
 LESS DISTRIBUTIONS
 .........................................................................
 From net investment income                               (0.24)      (0.16)
 .........................................................................
 From net realized gain on securities and foreign
  currency related transactions                           (1.52)          0
                                                      ---------   ---------
 .........................................................................
 Total distributions                                      (1.76)      (0.16)
                                                      ---------   ---------
 .........................................................................
 NET ASSET VALUE END OF YEAR                          $   21.61   $   20.62
                                                      ---------   ---------
 .........................................................................
 TOTAL RETURN                                             14.29%      17.22 %
 .........................................................................
 RATIOS/SUPPLEMENTAL DATA
 NET ASSETS END OF YEAR (THOUSANDS)                   $     111   $      93
 .........................................................................
 RATIOS TO AVERAGE NET ASSETS:
 Total expenses                                            0.93 %      1.34 %++
 .........................................................................
 Total expenses, excluding indirectly paid expenses        0.93 %      1.34 %++
 .........................................................................
 Net investment income                                     1.31 %      0.79 %++
 .........................................................................
 PORTFOLIO TURNOVER RATE                                     66 %        41 %
 .........................................................................

+ Initial sales charge or contingent deferred sales charge is not reflected. ++ Annualized.
* For the period from February 1, 1993 (commencement of class operations) to November 30, 1993.
** For the eight-month period ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*** For the period from January 13, 1997 (commencement of class operations) to July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Blue Chip Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 85.5%
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.5%
      72,300 Chrysler Corp. .....................................   $  4,279,256
      55,000 Ford Motor Co. .....................................      3,131,563
      50,000 *Lear Corp. ........................................      2,653,125
                                                                    ------------
                                                                      10,063,944
                                                                    ------------
             BANKS - 5.8%
      50,000 BankAmerica Corp. ..................................      4,487,500
      63,000 BankBoston Corp. ...................................      3,047,625
      45,000 Fleet Financial Group, Inc. ........................      3,867,187
      65,000 Mellon Bank Corp. ..................................      4,379,375
     180,000 North Fork Bancorp, Inc. ...........................      4,387,500
      30,000 PNC Bank Corp. .....................................      1,618,125
      60,000 TCF Financial Corp. ................................      1,732,500
                                                                    ------------
                                                                      23,519,812
                                                                    ------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 1.0%
      97,000 Home Depot, Inc. ...................................      4,061,875
                                                                    ------------
             BUSINESS EQUIPMENT &
              SERVICES - 1.1%
      40,000 Xerox Corp. ........................................      4,222,500
                                                                    ------------
             CAPITAL GOODS - 0.1%
      12,000 Deere & Co. ........................................        482,250
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.6%
      45,000 Monsanto Co. .......................................      2,548,125
                                                                    ------------
             COMMUNICATION SYSTEMS & SERVICES - 2.2%
      40,000 *Cisco Systems, Inc. ...............................      3,831,250
      96,500 *WorldCom, Inc. ....................................      5,093,391
                                                                    ------------
                                                                       8,924,641
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 3.7%
      28,500 Colgate-Palmolive Co. ..............................      2,634,469
      58,000 Gillette Co. .......................................      3,037,750
      75,000 Procter & Gamble Co. ...............................      5,953,125
     150,800 Stewart Enterprises, Inc. Cl. A.....................      3,425,987
                                                                    ------------
                                                                      15,051,331
                                                                    ------------
             DIVERSIFIED COMPANIES - 1.2%
      80,000 Tyco International Ltd. ............................      4,955,000
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 3.5%
     149,500 General Electric Co. ...............................     13,352,219
       9,000 Honeywell, Inc. ....................................        754,312
                                                                    ------------
                                                                      14,106,531
                                                                    ------------
             ENVIRONMENTAL SERVICES - 1.0%
     162,500 *Republic Services, Inc. ...........................      4,062,500
                                                                    ------------
             FINANCE & INSURANCE - 11.7%
      35,000 American International Group, Inc...................      5,278,437
      64,414 Associates First Capital Corp.
              Cl. A..............................................      5,004,163
      45,000 CIGNA Corp. ........................................      2,972,813

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
      92,500 Federal National Mortgage Association...............   $  5,735,000
     143,800 Greenpoint Financial Corp. .........................      5,707,062
      65,000 Hartford Life, Inc. Cl. A...........................      3,761,875
      40,000 Lincoln National Corp. .............................      3,830,000
      29,000 Morgan Stanley, Dean Witter, Discover & Co. ........      2,524,813
      31,500 PMI Group, Inc. ....................................      2,134,125
      80,000 SLM Holding Corp. ..................................      3,700,000
      96,000 Travelers Group, Inc. ..............................      6,432,000
                                                                    ------------
                                                                      47,080,288
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 1.8%
      90,500 Coca Cola Co. ......................................      7,302,219
                                                                    ------------
             HEALTHCARE PRODUCTS &
              SERVICES - 13.1%
     170,000 American Home Products Corp. .......................      8,755,000
      57,000 Bristol-Myers Squibb Co. ...........................      6,494,437
     100,400 HBO & Co. ..........................................      2,958,663
     150,000 *Health Management Associates, Inc. Cl. A...........      3,525,000
      60,000 *HEALTHSOUTH Corp. .................................      1,507,500
      55,000 Johnson & Johnson...................................      4,248,750
      82,900 Medtronic, Inc. ....................................      5,134,619
      58,500 Merck & Co., Inc. ..................................      7,213,781
      46,000 Pfizer, Inc. .......................................      5,060,000
     132,000 Pharmacia & Upjohn, Inc. ...........................      6,253,500
      25,000 *Steris Corp. ......................................      1,528,125
                                                                    ------------
                                                                      52,679,375
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 10.2%
      86,000 *BMC Software, Inc. ................................      4,238,187
     100,500 *EMC Corp. .........................................      4,924,500
      50,000 *Gateway 2000, Inc. ................................      2,700,000
      51,300 Intel Corp. ........................................      4,330,041
      41,000 International Business Machines Corp. ..............      5,432,500
     102,600 *Microsoft Corp. ...................................     11,282,794
      85,000 *Peoplesoft, Inc. ..................................      3,192,812
     105,000 *Sun Microsystems, Inc. ............................      4,957,969
                                                                    ------------
                                                                      41,058,803
                                                                    ------------
             LEISURE & TOURISM - 2.3%
      96,000 Disney Walt Co. ....................................      3,306,000
      40,000 Royal Caribbean Cruises Ltd. .......................      2,972,500
      82,500 Seagram Co. Ltd. ...................................      3,031,875
                                                                    ------------
                                                                       9,310,375
                                                                    ------------
             OIL/ENERGY - 8.1%
     100,000 Anadarko Petroleum Corp. ...........................      3,431,250
      92,000 British Petroleum Plc, ADR..........................      7,383,000
      86,000 Exxon Corp. ........................................      6,030,750
      40,000 Mobil Corp. ........................................      2,790,000
      92,000 Royal Dutch Petroleum Co. ..........................      4,692,000
     137,100 Texaco, Inc. .......................................      8,337,394
                                                                    ------------
                                                                      32,664,394
                                                                    ------------

                                   EVERGREEN
                                Blue Chip Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.7%
     117,500 CBS Corp. ..........................................   $  3,987,656
      25,000 *Clear Channel Communications, Inc. ................      1,404,688
      23,100 *Tele Communications, Inc. .........................        963,703
      35,000 Time Warner, Inc. ..................................      3,152,187
      75,500 *Viacom, Inc. Cl. B.................................      5,171,750
     120,000 *World Color Press, Inc. ...........................      4,087,500
                                                                    ------------
                                                                      18,767,484
                                                                    ------------
             REAL ESTATE - 1.2%
     112,504 Equity Office Properties Trust REIT.................      2,798,537
      80,000 First Industrial Realty Trust, Inc. REIT............      2,210,000
                                                                    ------------
                                                                       5,008,537
                                                                    ------------
             RETAILING & WHOLESALE - 6.0%
     119,500 *Borders Group Inc. ................................      3,749,312
      52,000 *Costco Companies, Inc. ............................      2,952,625
     101,600 CVS Corp. ..........................................      4,165,600
      64,600 Dayton Hudson Corp. ................................      3,088,688
      63,125 Dollar General Corp. ...............................      2,588,125
      52,500 Pier 1 Imports, Inc. ...............................        817,031
     108,000 Wal-Mart Stores, Inc. ..............................      6,817,500
                                                                    ------------
                                                                      24,178,881
                                                                    ------------
             UTILITIES - TELEPHONE - 3.7%
      60,000 Ameritech Corp. ....................................      2,951,250
      66,100 AT&T Corp. .........................................      4,007,313
      70,000 GTE Corp. ..........................................      3,806,250
      75,000 U.S. West, Inc. ....................................      4,003,125
                                                                    ------------
                                                                      14,767,938
                                                                    ------------
             Total Common Stocks
              (cost $260,296,892)................................    344,816,803
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Securities that may be resold to "qualified institutional buyers" under Rule 144A of the securities act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

   Shares                                                             Value

 CONVERTIBLE PREFERRED - 1.0%
             FINANCE & INSURANCE - 1.0%
      70,000 Newell Financial Trust I
              5.25%, 144A.......................................   $  4,165,000
                                                                   ------------
             Total Convertible Preferred
              (cost $3,556,250).................................      4,165,000
                                                                   ------------
  Principal
   Amount

 CONVERTIBLE DEBENTURES - 0.0%
             IRON & STEEL - 0.0%
 $   110,000 Compania Vale do Rio Doce Navegacao SA
              1.00%, 12/31/99...................................   $          9
                                                                   ------------
             Total Convertible Debentures
              (cost $0).........................................              9
                                                                   ------------
 REPURCHASE AGREEMENT - 8.5%
  34,092,000 Keystone Joint Repurchase Agreement, Investments in
              repurchase agreements, in a joint trading account
              purchased
              7/31/98, 5.65% maturing 8/3/98, maturity value
              $34,108,052
              (cost $34,092,000) (a)............................     34,092,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $297,945,142).........................    95.0%  383,073,812
             OTHER ASSETS AND
              LIABILITIES - NET...........................     5.0    20,334,253
                                                             -----  ------------
             NET ASSETS...................................   100.0% $403,408,065
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - 81.6%
             AEROSPACE & DEFENSE - 0.5%
     282,000 Boeing Co. .......................................   $   10,945,125
                                                                  --------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.5%
      50,000 Ford Motor Co. ...................................        2,846,875
     430,000 Meritor Automotive, Inc. .........................        8,707,500
                                                                  --------------
                                                                      11,554,375
                                                                  --------------
             BANKS - 9.1%
     131,850 AmSouth Bancorp...................................        5,232,797
      15,600 Astoria Financial Corp. ..........................          781,950
     130,284 Banc One Corp. ...................................        6,734,054
      80,000 Bank of New York Co., Inc. .......................        5,120,000
      16,820 BB & T Corp. .....................................        1,181,605
     286,500 BSB Bancorp, Inc. ................................        9,311,250
     135,000 Carolina First Corp. .............................        3,307,500
      14,300 Centura Banks, Inc. ..............................          989,381
      38,838 Charter One Financial, Inc. ......................        1,264,662
      67,500 Citicorp..........................................       11,475,000
      12,878 Commerce Bankcorp, Inc. ..........................          585,926
      45,750 Crestar Financial Corp. ..........................        3,119,578
      55,600 Cullen/Frost Bankers, Inc. .......................        2,953,750
      71,824 First American Corp. .............................        3,375,728
     236,250 First Security Corp. .............................        5,190,117
     114,550 First Virginia Banks, Inc. .......................        6,293,091
     140,100 Firstar Corp. ....................................        6,996,244
      23,600 FirstMerit Corp. .................................          691,775
      50,000 Fleet Financial Group, Inc. ......................        4,296,875
     210,000 Hibernia Corp. Cl. A..............................        3,963,750
      15,100 JSB Financial, Inc. ..............................          818,231
     221,200 KeyCorp...........................................        7,520,800
      22,650 Keystone Financial, Inc. .........................          757,359
     208,400 Marshall & Ilsley Corp. ..........................       11,709,475
      53,125 NationsBank Corp. ................................        4,236,719
     167,400 Norwest Corp. ....................................        6,015,938
     712,100 Pacific Century Financial Corp. ..................       13,974,962
     130,000 Peoples Heritage Financial Group..................        2,941,250
     195,000 SouthTrust Corp. .................................        7,885,313
      27,900 St. Paul Bancorp, Inc. ...........................          627,750
     117,300 State Street Corp. ...............................        8,130,356
      98,475 Summit Bancorp....................................        4,406,756
     180,000 Susquehanna Bancshares, Inc. .....................        4,050,000
      12,785 Union Planters Corp. .............................          696,783
      53,787 Wachovia Corp. ...................................        4,605,512
   1,030,000 Webster Financial Corp. ..........................       31,221,875
      52,000 Wilmington Trust Corp. ...........................        3,084,250
                                                                  --------------
                                                                     195,548,362
                                                                  --------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 3.3%
      13,300 Armstrong World Industries, Inc. .................          819,613
     320,000 *Furniture Brands International, Inc. ............        9,040,000
      80,000 Home Depot, Inc. .................................        3,350,000
     349,100 *Jacobs Engineering Group, Inc. ..................       10,254,812

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             BUILDING, CONSTRUCTION & FURNISHINGS - CONTINUED
     218,600 Lennar Corp. .....................................   $    6,038,825
     113,000 Lone Star Industries, Inc. .......................        8,220,750
     280,000 Lowe's Companies, Inc. ...........................       10,780,000
      70,400 Southdown, Inc. ..................................        4,404,400
     130,000 *Toll Brothers, Inc. .............................        3,404,375
     358,200 *US Home Corp. ...................................       13,410,112
                                                                  --------------
                                                                      69,722,887
                                                                  --------------
             BUSINESS EQUIPMENT &
              SERVICES - 4.3%
     422,500 Air Express International Corp. ..................        9,321,406
     794,300 Circle International Group, Inc. .................       18,169,612
     180,000 *Compuware Corp. .................................        9,686,250
     133,000 Equifax, Inc. ....................................        5,436,375
     123,436 First Data Corp. .................................        3,571,929
     640,200 Pittston Burlington Group.........................        7,642,388
     334,700 *Platinum Technology Corp. .......................       10,574,428
     470,000 *Policy Management Systems Corp. .................       20,621,250
     427,000 Reynolds & Reynolds Co., Cl. A....................        7,178,938
                                                                  --------------
                                                                      92,202,576
                                                                  --------------
             CAPITAL GOODS - 0.3%
     127,200 Caterpillar, Inc. ................................        6,169,200
                                                                  --------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 3.2%
     130,000 Air Products & Chemicals, Inc. ...................        4,550,000
     180,000 Du Pont (E.I.) De Nemours & Co. ..................       11,160,000
     265,000 Engelhard Corp. ..................................        5,531,875
     165,000 *Grace (W.R.) & Co. ..............................        2,753,438
     135,300 H.B. Fuller Co. ..................................        7,610,625
     255,000 Morton International, Inc. .......................        6,167,812
     180,000 Nalco Chemical Co. ...............................        6,165,000
     237,000 Pioneer Hi-Bred International, Inc. ..............        7,495,125
     260,000 Praxair, Inc. ....................................       12,805,000
     175,000 Solutia, Inc. ....................................        5,195,312
                                                                  --------------
                                                                      69,434,187
                                                                  --------------
             COMMUNICATION SYSTEMS & SERVICES - 0.8%
     248,820 American Tower Systems Corp. .....................        5,971,680
      72,000 *Cisco Systems, Inc. .............................        6,894,000
      60,000 *WorldCom, Inc. ..................................        3,172,500
                                                                  --------------
                                                                      16,038,180
                                                                  --------------
             CONSUMER PRODUCTS &
              SERVICES - 3.0%
     235,200 Black & Decker Corp. .............................       13,377,000
      90,000 Colgate-Palmolive Co. ............................        8,319,375
      25,000 CPI Corp. ........................................          625,000
       9,800 *GC Companies, Inc. ..............................          458,150
     179,000 Gucci Group.......................................        8,703,875
      40,700 Harley-Davidson, Inc. ............................        1,612,738
     185,000 Hillenbrand Industries, Inc. .....................       10,348,437

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - CONTINUED
     162,500 Lancaster Colony Corp. ...........................   $    6,276,562
     440,000 Premark International, Inc. ......................       13,640,000
       9,100 Toro Co. .........................................          246,838
                                                                  --------------
                                                                      63,607,975
                                                                  --------------
             DIVERSIFIED COMPANIES - 0.6%
     217,500 Harnischfeger Industries, Inc. ...................        5,410,313
     200,000 ITT Industries, Inc. .............................        6,975,000
                                                                  --------------
                                                                      12,385,313
                                                                  --------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 2.6%
     220,000 Baldor Electric Co. ..............................        4,565,000
     185,000 Belden, Inc. .....................................        4,879,375
      65,000 Diebold Inc. .....................................        1,641,250
      70,200 General Electric Co. .............................        6,269,738
     175,100 Harman International Industries, Inc. ............        6,905,506
     180,000 Honeywell, Inc. ..................................       15,086,250
     106,000 *Jabil Circuit, Inc. .............................        3,690,125
     136,100 Perkin Elmer Corp. ...............................        7,978,862
     335,000 Sensormatic Electronics Corp. ....................        3,664,063
     152,900 *Unitrode Corp. ..................................        2,025,925
       2,331 Zilog, Inc. ......................................            2,331
                                                                  --------------
                                                                      56,708,425
                                                                  --------------
             FINANCE & INSURANCE - 6.3%
     120,000 AFLAC, Inc. ......................................        4,125,000
      17,800 American Bankers Insurance Group, Inc. ...........        1,073,563
      97,000 Chubb Corp. ......................................        7,117,375
     279,750 Edwards (A.G.), Inc. .............................       10,927,734
     300,000 Federal Home Loan Mortgage Corp. .................       14,175,000
     315,000 Federal National Mortgage Association.............       19,530,000
      42,750 First American Financial Corp. ...................        1,132,875
     388,740 Frontier Insurance Group, Inc. ...................        6,900,135
     200,000 Hartford Financial Services Group, Inc. ..........       10,412,500
     115,000 LaSalle Re Holdings Ltd. .........................        4,025,000
      63,866 Legg Mason, Inc. .................................        3,899,818
     200,500 Lehman Brothers Holdings, Inc. ...................       14,436,000
      29,100 Life RE Corp. ....................................        2,653,556
      67,500 Meadowbrook Insurance Group, Inc. ................        1,944,844
      31,300 Mercury General Corp. ............................        1,437,844
      59,000 Mid Ocean Ltd. ...................................        4,661,000
     272,100 Paine Webber Group, Inc. .........................       12,822,712
     212,000 Price (T.) Rowe & Associates, Inc.................        7,526,000
       3,300 Reinsurance Group Of America......................          183,563
     125,000 UNUM Corp. .......................................        6,585,937
                                                                  --------------
                                                                     135,570,456
                                                                  --------------
             FOOD & BEVERAGE PRODUCTS - 1.1%
      90,000 Bestfoods.........................................        5,006,250
      11,250 *Corn Products International, Inc. ...............          334,688

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             FOOD & BEVERAGE PRODUCTS - CONTINUED
     350,000 Darden Restaurants, Inc. .........................   $    6,059,375
      50,000 *Dominick's Supermarkets, Inc. ...................        2,253,125
      40,000 Sara Lee Corp. ...................................        2,005,000
     420,400 *Vlasic Foods International, Inc. ................        7,383,275
                                                                  --------------
                                                                      23,041,713
                                                                  --------------
             FOREST PRODUCTS - 0.1%
     120,000 Deltic Timber Corp. ..............................        2,790,000
                                                                  --------------
             HEALTHCARE PRODUCTS &
              SERVICES - 11.4%
     230,000 Abbott Laboratories...............................        9,559,375
     408,200 *Acuson Corp. ....................................        6,735,300
     200,000 American Home Products Corp. .....................       10,300,000
      60,000 Baxter International, Inc. .......................        3,585,000
     126,800 Beckman Coulter Inc. .............................        7,623,850
     110,000 *Elan Corp Plc, ADR...............................        7,920,000
     362,000 *First Health Group Corp. ........................        8,914,250
     365,000 *Foundation Health Systems, Inc. .................        7,528,125
     401,625 *Health Management Associates, Inc. Cl. A.........        9,438,187
     206,000 *HEALTHSOUTH Corp. ...............................        5,175,750
      70,100 Johnson & Johnson.................................        5,415,225
      70,500 Lilly (Eli) & Co. ................................        4,741,125
     650,000 *Lincare Holdings, Inc. ..........................       25,837,500
      60,000 Manor Care, Inc. .................................        2,238,750
     400,000 McKesson Corp. ...................................       32,250,000
      20,000 Merck & Co., Inc. ................................        2,466,250
     100,000 Owens & Minor, Inc. ..............................        1,237,500
      84,200 Pfizer, Inc. .....................................        9,262,000
     521,500 *Quorum Health Group, Inc. .......................       13,167,875
     226,000 Schering-Plough Corp. ............................       21,865,500
     225,000 Shared Medical System Corp. ......................       15,271,875
     256,000 *Sybron International Corp. ......................        5,312,000
     120,000 *Tenet Healthcare Corp. ..........................        3,592,500
     162,000 Warner-Lambert Co. ...............................       12,241,125
      65,020 *Wellpoint Health Networks, Inc.
              Cl. A............................................        3,986,539
     350,000 West Co., Inc. ...................................        9,734,375
                                                                  --------------
                                                                     245,399,976
                                                                  --------------
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 6.8%
     223,700 AptarGroup, Inc. .................................       13,771,531
     164,625 Autoliv, Inc. ....................................        5,607,539
     370,000 Bemis Co., Inc. ..................................       14,291,250
     150,000 Borg-Warner Automotive, Inc. .....................        7,059,375
      42,000 Carpenter Technology Corp. .......................        1,819,125
     101,800 Danaher Corp. ....................................        4,154,713
     197,000 Dover Corp. ......................................        5,725,312
     226,218 Flowserve Corp. ..................................        4,934,380
      71,900 *Halter Marine Group, Inc. .......................        1,141,413
      12,800 J & L Specialty Steel, Inc. ......................           72,000
     270,300 JLG Industries, Inc. .............................        4,189,650
      33,500 Magna International, Inc. Cl. A...................        2,286,375
      23,650 Newmont Mining Corp. .............................          446,394

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             INDUSTRIAL SPECIALTY PRODUCTS & SERVICES -
               CONTINUED
     145,000 Parker Hannifin Corp. ...........................   $    4,975,313
     594,000 Pittston Brink's Group ..........................       21,198,375
     260,000 Snap-on, Inc. ...................................        9,230,000
     284,000 *Strattec Security Corp. ........................        7,952,000
     280,000 Sundstrand Corp. ................................       14,647,500
      15,000 Tecumseh Products Co. Cl. A......................          787,500
     216,300 *UCAR International, Inc. .......................        5,704,912
     680,300 *Unova, Inc. ....................................       14,116,225
      25,000 Vulcan Materials Co. ............................        2,875,000
                                                                 --------------
                                                                    146,985,882
                                                                 --------------
             INFORMATION SERVICES & TECHNOLOGY - 2.0%
      80,000 *Adaptec, Inc. ..................................          930,000
     100,000 *Applied Materials, Inc. ........................        3,350,000
      13,300 *Choicepoint, Inc. ..............................          655,025
     400,000 Computer Associates International, Inc. .........       13,275,000
     110,000 *Dupont Photomasks, Inc. ........................        3,547,500
     100,000 Hewlett-Packard Co. .............................        5,550,000
      72,000 Intel Corp. .....................................        6,079,500
     329,800 *KLA-Tencor Corp. ...............................        9,852,775
      87,500 *Perceptron, Inc. ...............................          568,750
                                                                 --------------
                                                                     43,808,550
                                                                 --------------
             MANUFACTURING -
              DISTRIBUTING  - 0.1%
     136,100 Hussmann International, Inc. ....................        2,415,775
                                                                 --------------
             METAL PRODUCTS &
              SERVICES - 0.3%
     365,000 *Steel Dynamics, Inc. ...........................        5,292,500
                                                                 --------------
             OIL/ENERGY - 4.1%
      50,000 Anadarko Petroleum Corp. ........................        1,715,625
     320,000 Berry Petroleum Co. Cl. A........................        3,680,000
     507,400 Cabot Oil & Gas Corp. ...........................        8,689,225
      90,000 Coastal Corp. ...................................        2,947,500
     165,000 *Denbury Resources, Inc. ........................        1,691,250
     160,000 *Houston Exploration, Co. .......................        3,360,000
     110,300 Kerr-McGee Corp. ................................        5,659,769
     209,500 Murphy Oil Corp. ................................        9,283,469
     183,900 National Fuel Gas Co. ...........................        7,597,369
     221,200 *Nuevo Energy Co. ...............................        5,419,400
     495,000 *Oryx Energy Co. ................................        9,126,562
     400,000 *Santa Fe Energy Resources, Inc. ................        3,525,000
     321,600 Southwestern Energy Co. .........................        2,894,400
     100,000 Tosco Corp. .....................................        2,800,000
     325,000 Transocean Offshore, Inc. .......................       12,817,187
     113,520 Union Pacific Resource Group, Inc. ..............        1,589,280
     174,000 Williams Companies, Inc. ........................        5,578,875
                                                                 --------------
                                                                     88,374,911
                                                                 --------------
             OIL FIELD SERVICES - 1.9%
     298,000 *Atwood Oceanics, Inc. ..........................        9,126,250
      52,300 Camco International, Inc. .......................        3,713,300

   Shares                                                            Value

 COMMON STOCKS - CONTINUED
             OIL FIELD SERVICES - CONTINUED
     113,140 Halliburton Co. .................................   $    4,108,396
      96,500 Helmerich & Payne, Inc. .........................        1,978,250
      15,500 Lufkin Industries, Inc. .........................          458,219
     914,500 *R & B Falcon Corp. .............................       15,032,094
     380,500 *Varco International, Inc. ......................        6,040,437
                                                                 --------------
                                                                     40,456,946
                                                                 --------------
             PAPER & PACKAGING - 0.3%
      88,440 Sealed Air Corp. ................................        3,537,600
      75,000 Westvaco Corp. ..................................        1,879,688
                                                                 --------------
                                                                      5,417,288
                                                                 --------------
             PHARMACEUTICALS - 0.1%
     100,000 *Dura Pharmaceuticals, Inc. .....................        2,575,000
                                                                 --------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 4.6%
      84,000 *Chancellor Media Corp. .........................        4,053,000
      49,805 Comcast Corp. ...................................        2,261,458
     270,000 *Emmis Broadcasting Corp. Cl. A..................       11,542,500
     273,800 Gaylord Entertainment Co. .......................        8,385,125
     425,000 *Jacor Communications, Inc. .....................       24,915,625
      40,000 Knight-Ridder, Inc. .............................        2,110,000
      15,000 McGraw-Hill Companies, Inc. .....................        1,229,063
      43,000 Scripps (E.W.) Co. Cl. A.........................        2,262,875
     185,000 TCA Cable TV, Inc. ..............................       10,649,062
     250,000 Time Warner, Inc. ...............................       22,515,625
           1 *Viacom, Inc. Cl. A..............................               68
       2,800 Washington Post Co., Cl. B.......................        1,524,600
      95,000 *Young Broadcasting, Inc. Cl. A..................        6,222,500
                                                                 --------------
                                                                     97,671,501
                                                                 --------------
             REAL ESTATE - 2.6%
      40,000 AMB Property Corp. REIT..........................          955,000
      20,000 Apartment Investment & Management Co. Cl. A
              REIT............................................          760,000
      60,000 Arden Realty Group, Inc. REIT....................        1,417,500
      71,200 Berkshire Realty Co., Inc. REIT..................          778,750
     158,000 Brandywine Realty Trust REIT.....................        3,150,125
     145,000 CarrAmerica Realty Corp. REIT....................        3,905,938
      20,000 CBL & Associates Properties, Inc. REIT...........          486,250
      78,000 Crescent Real Estate Equities, Inc. REIT.........        2,291,250
      75,000 Entertainment Properties Trust REIT..............        1,378,125
      66,100 Gables Residential Trust REIT....................        1,772,306
     100,000 Kilroy Realty Corp. REIT.........................        2,268,750
      64,000 Kimco Realty Corp. REIT..........................        2,368,000
      85,000 Liberty Property Trust REIT......................        2,130,313
     165,000 Mack-Cali Realty Corp. REIT......................        5,125,312
     170,000 Meditrust Co. REIT...............................        3,825,000
     165,400 Patriot American Hospitality, Inc. REIT..........        3,142,600
      20,000 RFS Hotel Investors, Inc. REIT...................          341,250
     160,000 *Servico, Inc. ..................................        2,160,000
     199,851 Starwood Hotels & Resorts Trust REIT.............        8,206,382

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             REAL ESTATE - CONTINUED
     132,600 Sunstone Hotel Investors, Inc. REIT...............   $    1,475,175
     255,300 Weeks Corp. REIT..................................        7,371,787
                                                                  --------------
                                                                      55,309,813
                                                                  --------------
             RETAILING & WHOLESALE - 2.9%
     116,600 *Autozone, Inc. ..................................        3,993,550
     169,000 Avnet, Inc. ......................................        9,273,875
     290,600 *Cole National Corp. Cl. A........................        9,589,800
     150,000 J. C. Penney Co., Inc. ...........................        8,803,125
      52,600 Longs Drug Stores Corp. ..........................        1,453,075
     113,100 Mercantile Stores Co., Inc. ......................        8,970,244
     318,825 *Proffitts, Inc. .................................       10,042,987
     105,000 Rite Aid Corp. ...................................        4,147,500
     118,000 *Saks Holdings, Inc. .............................        3,031,125
      20,400 Shopko Stores, Inc. ..............................          596,700
       8,200 *Timberland Co. Cl. A.............................          528,900
      20,000 *Tommy Hilfiger Corp. ............................        1,121,250
                                                                  --------------
                                                                      61,552,131
                                                                  --------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 0.5%
     168,000 *Aspect Telecommunications Corp. .................        5,360,250
      50,000 Mediaone Group, Inc. .............................        2,415,625
      70,000 *Univision Communications, Inc. Cl. A.............        2,555,000
                                                                  --------------
                                                                      10,330,875
                                                                  --------------
             TRANSPORTATION - 4.4%
     276,600 *Atlas Air, Inc. .................................       10,199,625
     780,000 Bombardier, Inc., Cl. B...........................       10,737,970
     190,000 Burlington Northern Santa Fe......................       19,558,125
     612,600 Kansas City Southern Industries, Inc. ............       30,093,975
     140,000 +Petroleum Helicopters, Inc. .....................        2,563,750
     138,500 Southwest Airlines Co. ...........................        4,561,844
     413,000 Union Pacific Corp. ..............................       17,346,000
                                                                  --------------
                                                                      95,061,289
                                                                  --------------
             UTILITIES - ELECTRIC - 1.1%
      64,000 Commonwealth Energy System........................        2,272,000
     140,900 Energy East Corp. ................................        5,636,000
      70,000 Houston Industries, Inc. .........................        1,955,625
      40,000 Texas Utilities Co. ..............................        1,602,500
     400,000 TNP Enterprises, Inc. ............................       12,900,000
                                                                  --------------
                                                                      24,366,125
                                                                  --------------
             UTILITIES - GAS - 0.9%
     245,800 Marketspan Corp. .................................        6,774,863
     288,100 Northwest Natural Gas Co. ........................        7,562,625
     184,400 Piedmont Natural Gas Co., Inc. ...................        5,370,650
                                                                  --------------
                                                                      19,708,138
                                                                  --------------
             UTILITIES - TELEPHONE - 1.9%
     160,000 *AirTouch Communications, Inc. ...................        9,410,000
      62,000 AT&T Corp. .......................................        3,758,750
     150,000 Century Telephone Enterprises, Inc. ..............        7,462,500

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - CONTINUED
     143,000 Cincinnati Bell, Inc. ............................   $    4,593,875
     200,000 GTE Corp. ........................................       10,875,000
      75,000 MCI Communications Corp. .........................        4,856,250
       1,365 U.S. West, Inc. ..................................           72,857
                                                                  --------------
                                                                      41,029,232
                                                                  --------------
             Total Common Stocks
              (cost $1,322,443,411)............................    1,751,474,706
                                                                  --------------
 PREFERRED STOCKS - 0.0%
             HEALTHCARE PRODUCTS &
              SERVICES - 0.0%
     130,000 *Fresenius National Med Care, Inc. Ser. D.........            8,840
                                                                  --------------
             Total Preferred Stocks
              (cost $22,740)...................................            8,840
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.1%
             PAPER & PACKAGING - 0.1%
      78,375 *Sealed Air Corp. ................................        3,497,485
                                                                  --------------
             Total Convertible Preferred
              (cost $2,426,965)................................        3,497,485
                                                                  --------------

  Principal
   Amount

 SHORT-TERM INVESTMENTS - 19.7%
             COMMERCIAL PAPER - 17.2%
 $13,300,000 Akzo Nobel, Inc.
              5.62%, 8/6/98....................................       13,289,618
  37,500,000 Banc One Funding Corp.
              5.51%, 9/18/98...................................       37,224,500
  25,800,000 BHF Finance (De), Inc.
              5.52%, 9/18/98...................................       25,610,112
   2,800,000 Cambridge Massachusetts
              Water Pollution
              5.58%, 9/1/98....................................        2,786,546
  19,500,000 Citibank Capital Markets Assets
              Yr 1+2
              5.57%, 8/28/98...................................       19,418,539
   5,850,000 Dollar Thrifty Funding Corp.
              5.55%, 8/7/98....................................        5,845,228
  25,000,000 Du Pont (E.I.) De Nemours & Co. 5.54%, 8/24/98....       24,911,514
  36,650,000 Finova Capital Corp.
              5.54%, 9/3/98....................................       36,463,879
  37,400,000 General Motors Acceptance Corp. 5.50%, 8/20/98....       37,291,436
  17,400,000 Goldman Sachs Group
              5.53%, 8/17/98...................................       17,357,235
             Great Lakes Chemical Corp.:
   1,000,000 5.51%, 9/1/98.....................................          995,255
  14,000,000 5.53%, 8/10/98....................................       13,980,645
  18,000,000 Island Finance Puerto Rico, Inc. 5.55%, 8/11/98...       17,972,250
  30,000,000 Knight-Ridder Inc.
              5.65%, 8/14/98...................................       29,938,792
             Marsh & McLennan Co., Inc.:
   2,200,000 5.51%, 9/4/98.....................................        2,188,551
  27,000,000 5.54%, 8/27/98....................................       26,891,970

                                   EVERGREEN
                            Growth and Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - CONTINUED
             COMMERCIAL PAPER - CONTINUED
 $ 7,750,000 Massachusetts College of
              Pharmacy and Allied Health Services
              5.55%, 8/20/98...................................   $    7,727,299
   5,800,000 Monsanto Company Series B 5.50%, 9/10/98..........        5,764,555
  12,700,000 Morgan (J.P.) & Co., Inc.
              5.52%, 8/17/98...................................       12,668,843
   1,000,000 Pfizer, Inc.
              5.53%, 8/3/98....................................          999,693
   7,900,000 Power Authority Str New York 5.53%, 9/14/98.......        7,846,605
     850,000 Queens Health System
              5.55%, 8/6/98....................................          849,345
  22,200,000 Twin Towers, Inc.
              5.58%, 8/18/98...................................       22,141,503
                                                                  --------------
                                                                     370,163,913
                                                                  --------------

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Strattec Security Corp. and Petroleum Helicopters, Inc. with a cost basis of $4,202,147 and $2,392,500 re-spectively at July 31, 1998. The Fund earned $7,000 of income from Pe-troleum Helicopters, Inc. during the period ending July 31, 1998.
(a) Less than one-tenth of a percent.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipts
REIT Real Estate Investment Trust.

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - CONTINUED
             GOVERNMENT AGENCY NOTES & BONDS - 2.5%
 $32,000,000 Federal Home Loan Mortgage Discount Notes
              5.46%, 8/28/98..................................   $   31,868,960
  21,000,000 Federal National Mortgage Association Discount
              Notes 5.44%, 8/14/98............................       20,958,747
                                                                 --------------
                                                                     52,827,707
                                                                 --------------
             Total Short-Term Investments
              (cost $422,991,620).............................      422,991,620
                                                                 --------------

             TOTAL INVESTMENTS -
              (COST $1,747,884,736)....................   101.4%  2,177,972,651
             OTHER ASSETS AND
              LIABILITIES - NET........................    (1.4)    (30,651,773)
                                                          -----  --------------
             NET ASSETS................................   100.0% $2,147,320,878
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               Income and Growth

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 65.7%
            AUTOMOTIVE EQUIPMENT &
             MANUFACTURING - 1.3%
    175,900 Dana Corp. ..........................................   $  8,751,025
     50,000 General Motors Corp. ................................      3,615,625
                                                                    ------------
                                                                      12,366,650
                                                                    ------------
            BANKS - 15.5%
     26,775 AmSouth Bancorp......................................      1,062,633
    100,000 Associated Banc Corp. ...............................      3,800,000
    284,000 BancorpSouth, Inc. ..................................      5,573,500
    170,100 Bankers Trust Corp. .................................     19,061,831
    192,500 +CB Bancshares, Inc. ................................      6,833,750
     24,850 CCB Financial Corp. .................................      2,863,962
    200,000 Commonwealth Bank of Australia.......................      2,497,442
     77,606 F&M National Corp. ..................................      2,202,070
     35,100 First American Corp. ................................      1,649,700
    300,300 First Hawaiian, Inc. ................................      9,947,437
     40,000 First Tennessee National Corp. ......................      1,255,000
    120,750 First Virginia Banks, Inc. ..........................      6,633,703
      8,200 FirstMerit Corp. ....................................        240,363
    100,000 Fleet Financial Group, Inc. .........................      8,593,750
    319,410 Interchange Financial Services Corp. ................      6,348,274
    100,000 KeyCorp .............................................      3,400,000
     18,271 M & T Bank Corp. ....................................      9,720,172
    100,000 Marshall & Ilsley Corp. .............................      5,618,750
     77,346 Mercantile Bancorp, Inc. ............................      4,205,689
    153,000 Norwest Corp. .......................................      5,498,437
     15,625 One Valley Bancorp of West Virginia, Inc. ...........        528,320
     50,326 Premier National Bancorp Inc. .......................      1,056,846
     79,254 Second Bancorp, Inc. ................................      2,219,112
     10,000 Summit Bancorp ......................................        447,500
    111,375 Susquehanna Bancshares, Inc. ........................      2,505,938
    228,772 Union Planters Corp. ................................     12,468,074
      7,000 United Bankshares, Inc. .............................        194,250
    107,320 USBancorp, Inc. .....................................      8,236,810
  1,930,402 Westpac Banking Corp., Ltd. .........................     12,211,023
                                                                    ------------
                                                                     146,874,336
                                                                    ------------
            BUILDING, CONSTRUCTION &
             FURNISHINGS - 2.4%
    330,000 Armstrong World Industries,Inc. .....................     20,336,250
     37,100 La-Z-Boy Chair Co. ..................................      2,114,700
                                                                    ------------
                                                                      22,450,950
                                                                    ------------
            CAPITAL GOODS - 1.1%
    221,500 Caterpillar, Inc. ...................................     10,742,750
                                                                    ------------
            COMMUNICATION SYSTEMS &
             SERVICES - 0.3%
     51,641 *WorldCom, Inc. .....................................      2,730,518
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 0.6%
    215,000 Tupperware Corp. ....................................      5,428,750
                                                                    ------------
            DIVERSIFIED COMPANIES - 0.5%
    225,000 Tomkins Plc, ADR.....................................      4,809,375
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
      5,000 Hubbell, Inc. Cl. A..................................   $    203,750
    220,000 Hubbell, Inc. Cl. B..................................      9,240,000
     98,800 Thomas & Betts Corp. ................................      4,050,800
                                                                    ------------
                                                                      13,494,550
                                                                    ------------
            FINANCE & INSURANCE - 3.7%
    170,300 IPC Holdings Ltd. ...................................      4,512,950
    100,000 LaSalle Re Holdings Ltd. ............................      3,500,000
    100,000 Mid Ocean Ltd. ......................................      7,900,000
    195,800 Ohio Casualty Corp. .................................      8,345,975
    110,000 Paine Webber Group, Inc. ............................      5,183,750
    143,200 Provident Co., Inc. .................................      5,280,500
                                                                    ------------
                                                                      34,723,175
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.2%
      1,000 Sara Lee Corp. ......................................         50,125
     62,400 Sbarro, Inc. ........................................      1,532,700
                                                                    ------------
                                                                       1,582,825
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 3.1%
     53,000 *ADAC Laboratories...................................      1,444,250
     70,000 American Home Products Corp. ........................      3,605,000
    175,000 Baxter International, Inc. ..........................     10,456,250
     59,400 Bristol-Myers Squibb Co. ............................      6,767,887
     47,600 Merck & Co., Inc. ...................................      5,869,675
     22,500 Shared Medical System Corp. .........................      1,527,188
                                                                    ------------
                                                                      29,670,250
                                                                    ------------
            METAL PRODUCTS & SERVICES - 0.3%
    200,601 Freeport McMoRan Copper & Gold, Inc. Cl. A...........      2,846,027
                                                                    ------------
            OIL/ENERGY - 1.7%
    100,000 Atlantic Richfield Co. ..............................      6,775,000
     26,100 Consolidated Natural Gas Co. ........................      1,349,044
    293,100 Equitable Resources, Inc. ...........................      7,217,588
     10,000 National Fuel Gas Co. ...............................        413,125
      5,929 *Santa Fe Energy Resources, Inc. ....................         52,249
                                                                    ------------
                                                                      15,807,006
                                                                    ------------
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 0.1%
     50,000 Reader's Digest Association, Inc. (The)..............      1,412,500
                                                                    ------------
            REAL ESTATE - 7.4%
     55,000 Burnham Pacific Properties, Inc. REIT................        759,687
  1,000,000 Canadian Hotel Properties REIT.......................      7,280,429
    324,900 Equity Residential Properties Trust REIT.............     13,645,800
    412,700 Gables Residential Trust REIT........................     11,065,519
    462,000 Kranzco Realty Trust REIT............................      8,316,000
    850,000 Meditrust Co. REIT...................................     19,125,000
    260,050 Post Property, Inc. REIT.............................     10,320,734
                                                                    ------------
                                                                      70,513,169
                                                                    ------------

                                   EVERGREEN
                               Income and Growth

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS -  CONTINUED
            RETAILING & WHOLESALE - 0.8%
    100,000 Mercantile Stores Co., Inc. .........................   $  7,931,250
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 4.1%
  2,003,000 Telecom Corp. New Zealand Ltd. ......................     39,308,875
                                                                    ------------
            THRIFT INSTITUTIONS - 0.4%
     56,000 First Essex Bancorp, Inc. ...........................      1,211,000
    122,000 +Jacksonville Bancorp, Inc. .........................      2,211,250
     10,430 Peoples Heritage Financial Group.....................        235,979
                                                                    ------------
                                                                       3,658,229
                                                                    ------------
            TRANSPORTATION - 1.1%
    260,000 Union Pacific Corp. .................................     10,920,000
                                                                    ------------
            UTILITIES - ELECTRIC - 7.9%
     10,650 Black Hills Corp. ...................................        255,600
    100,000 Central & South West Corp. ..........................      2,543,750
      6,500 Central Hudson Gas & Electric Corp. .................        280,313
    239,000 FPL Group, Inc. .....................................     14,534,187
    100,000 Houston Industries, Inc. ............................      2,793,750
    123,826 Interstate Energy Corp. .............................      3,629,650
    695,524 LG & E Energy Corp. .................................     16,953,397
    180,000 MDU Resources Group, Inc. ...........................      4,083,750
    250,000 Midamerican Energy Holdings Co.......................      5,093,750
    301,500 PP&L Resources, Inc. ................................      6,991,031
    275,000 Public Service Enterprise Group, Inc. ...............      8,989,063
    101,300 Texas Utilities Co. .................................      4,058,331
    150,200 TNP Enterprises, Inc. ...............................      4,843,950
                                                                    ------------
                                                                      75,050,522
                                                                    ------------
            UTILITIES - GAS - 5.7%
     73,300 Chesapeake Utilities Corp. ..........................      1,273,588
  1,035,848 Marketspan Corp. ....................................     28,550,560
     76,700 New Jersey Resources Corp. ..........................      2,626,975
    510,700 Peoples Energy Corp. ................................     17,874,500
     29,300 Piedmont Natural Gas Co., Inc. ......................        853,363
     10,000 South Jersey Industries, Inc. .......................        258,125
     93,685 UGI Corp. ...........................................      2,201,597
      8,300 Yankee Energy System, Inc. ..........................        199,719
                                                                    ------------
                                                                      53,838,427
                                                                    ------------
            UTILITIES - TELEPHONE - 2.6%
    105,100 Frontier Corp. ......................................      3,527,419
    250,000 GTE Corp. ...........................................     13,593,750
    100,000 *Nortel Inversora SA MEDS............................      6,250,000
     20,000 U.S. West, Inc. .....................................      1,067,500
                                                                    ------------
                                                                      24,438,669
                                                                    ------------
            OTHER SECURITIES - 3.5%..............................     33,915,403
                                                                    ------------
            Total Common Stocks
             (cost $568,548,771).................................    624,514,206
                                                                    ------------
 CONVERTIBLE PREFERRED - 30.1%
            BANKS - 0.6%
    210,000 National Australia Bank, Ltd.
             7.875%, Series UNIT.................................      6,168,750
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 1.5%
    485,000 Merrill Lynch & Co., Inc.
             6.25%, Series IGL, STRYPES (exchangeable for IMC
             Global, Inc. common stock).........................   $ 14,065,000
                                                                   ------------
            COMMUNICATION SYSTEMS & SERVICES - 3.6%
    700,000 AirTouch Communications, Inc.
             6.00%, Series B....................................     33,950,000
                                                                   ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.0%
    302,000 Cendant Corp.
             7.50%, PRIDES......................................      9,928,250
                                                                   ------------
            DIVERSIFIED COMPANIES - 0.2%
     35,000 Corning, Inc.
             6.00%, MIPS........................................      1,850,625
                                                                   ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 0.7%
    165,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      7,033,950
                                                                   ------------
            FINANCE & INSURANCE - 3.1%
    100,000 American General Corp.
             6.00%, Series A, MIPS..............................      8,650,000
    270,000 Frontier Financing Trust
             6.25%, TOPRS.......................................     14,512,500
    100,000 St. Paul Capital
             6.00%, MIPS........................................      6,400,000
                                                                   ------------
                                                                     29,562,500
                                                                   ------------
            FOOD & BEVERAGE PRODUCTS - 4.1%
    300,000 Dole Food Co.
             7.00%, TRACES......................................     12,750,000
    495,300 Wendys Financing I
             5.00%, Series A, TECONS............................     26,374,725
                                                                   ------------
                                                                     39,124,725
                                                                   ------------
            LEISURE & TOURISM - 0.8%
    170,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      7,299,800
                                                                   ------------
            METAL PRODUCTS & SERVICES - 1.3%
    212,800 Freeport McMoRan Copper & Gold, Inc. 7.00%, EDS.....      3,976,700
    100,000 Timet Capital Trust I
             6.625%, BUCS, 144A.................................      3,987,500
    405,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      4,252,500
                                                                   ------------
                                                                     12,216,700
                                                                   ------------
            OIL/ENERGY - 0.5%
     95,000 Callon Petroleum Co.
             8.50%, Series A....................................      2,992,500
     48,000 Nuevo Energy Co.
             5.75%, Series A, TECONS............................      2,040,000
                                                                   ------------
                                                                      5,032,500
                                                                   ------------

                                   EVERGREEN
                            Income and Growth Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            OIL FIELD SERVICES - 0.8%
    100,000 EVI, Inc.
             5.00%, 144A........................................   $  3,725,000
    100,000 Hvide Capital Trust
             6.50%, 144A........................................      3,963,000
                                                                   ------------
                                                                      7,688,000
                                                                   ------------
            PUBLISHING, BROADCASTING & ENTERTAINMENT - 2.8%
    335,000 Houston Industries, Inc.
             7.00%, ACES
             (exchangeable for Time Warner, Inc. common stock)..     26,213,750
                                                                   ------------
            TELECOMMUNICATION SERVICES & EQUIPMENT - 3.3%
    600,000 Qualcomm Financial Trust I
             5.75%..............................................     31,164,000
                                                                   ------------
            TRANSPORTATION - 1.5%
     30,000 CNF Trust I
             5.00%, Ser. A, TECONS (exchangeable for CNF
             Transportation, Inc. common stock).................      1,890,000
    280,000 Union Pacific Capital Trust
             6.25%, 144A........................................     12,740,000
                                                                   ------------
                                                                     14,630,000
                                                                   ------------
            UTILITIES - ELECTRIC - 1.3%
    168,000 BNDES Participacoes S.A.
             10.50%, DECS
             (exchangeable into Electrobras shares).............      5,460,000
    130,000 Texas Utilities Co.
             9.25%, PRIDES......................................      6,613,750
                                                                   ------------
                                                                     12,073,750
                                                                   ------------
            UTILITIES - GAS - 1.5%
    594,500 MCN Corp.
             8.75%, PRIDES......................................     13,784,969
                                                                   ------------
            UTILITIES - TELEPHONE - 1.5%
    315,000 Philippine Long Distance Telephone Co., GDS
             7.00%, Series III..................................     14,529,375
                                                                   ------------
            Total Convertible Preferred
             (cost $290,318,758)................................    286,316,644
                                                                   ------------

 Principal
   Amount                                                          Value
            BUSINESS EQUIPMENT &
 CONVERTIBLE SERVICES - 0.7%DEBENTURES - 3.3%
            HMT Technology Corp.:
 $3,500,000 5.75%, 1/15/04, 144A.............................   $  2,590,000
    400,000 5.75%, 1/15/04...................................        296,000
  4,000,000 Quantum Corp.
             7.00%, 8/1/04...................................      3,720,000
    250,000 Tecnomatix Technologies Ltd.
             5.25%, 2/15/98, 144A............................        185,938
                                                                ------------
                                                                   6,791,938
                                                                ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.2%
  9,700,000 Photronics, Inc.
             6.00%, 6/1/04...................................      9,372,625
  1,000,000 Sci Systems, Inc.
             5.00%, 5/1/06, 144A.............................      1,670,000
                                                                ------------
                                                                  11,042,625
                                                                ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
  1,000,000 Solectron Corp.
             6.00%, 3/1/06, 144A.............................      1,515,000
                                                                ------------
            OIL/ENERGY - 0.1%
  1,318,000 Swift Energy Co.
             6.25%, 11/15/06.................................      1,166,430
                                                                ------------
            OIL FIELD SERVICES - 1.1%
            Key Energy Group, Inc.:
  5,750,000 5.00%, 9/15/04, 144A.............................      4,111,250
  1,250,000 7.00%, 7/1/03, 144A..............................      1,431,250
            Offshore Logistics, Inc.:
  3,775,000 6.00%, 12/15/03, 144A............................      3,218,187
  2,000,000 6.00%, 12/15/03..................................      1,705,000
                                                                ------------
                                                                  10,465,687
                                                                ------------
            Total Convertible Debentures
             (cost $35,128,220)..............................     30,981,680
                                                                ------------

            TOTAL INVESTMENTS -
             (COST $893,995,749)..........................    99.1%  941,812,530
            OTHER ASSETS AND LIABILITIES - NET............     0.9     8,841,297
                                                             -----  ------------
            NET ASSETS....................................   100.0% $950,653,827
                                                             =====  ============

* Non-income producing securities.
+ Investment in a non-controlled affiliate. The Fund owns over 5% of the out-standing voting shares of CB Bancshares, Inc. and Jacksonville Bancorp, Inc. The Fund has a cost basis of $6,024,625 and $1,320,000, respectively, in these issues at July 31, 1998. The Fund earned $40,425 and $60,500 of income, respectively, from these investments during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified institu-
     tional investors.
SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipts
BUCSBeneficial Unsecured Convertible Securities
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
EDSExchangeable Depository Shares
GDSGlobal Depository Shares
MIPSMonthly Income Preferred Shares
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
STRYPESStructured Yield Product Exchangeable for Stock
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities
TRACESTrust Automatic Common Exchangeable Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Small Cap Equity Income Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 69.3%
            AEROSPACE & DEFENSE - 3.0%
    214,300 Curtiss Wright Corp. ................................   $  9,094,356
                                                                    ------------
            AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.2%
     53,200 Simpson Industries, Inc. ............................        635,075
                                                                    ------------
            BANKS - 6.6%
    108,750 ABC Bancorp..........................................      1,631,250
     31,500 Amcore Financial, Inc. ..............................        803,250
      6,000 BancorpSouth, Inc. ..................................        117,750
     20,000 Bank of Essex........................................        433,750
     18,800 Britton & Koontz Capital Corp. ......................        411,250
     28,800 BSB Bancorp, Inc. ...................................        936,000
      2,625 Carrollton Bancorp...................................         97,125
     25,000 CB Bancshares, Inc. .................................        887,500
     32,550 Commercial Bankshares, Inc. .........................        748,650
      8,200 Community Bancshares, Inc. ..........................        221,400
     40,000 Cowlitz Bancorp......................................        430,000
      2,500 First Midwest Bancorp, Inc. .........................        103,750
     30,000 First Oak Brook Bancshares, Inc. Cl. A...............      1,282,500
     95,552 First State Bancorp..................................      2,161,864
    162,000 Granite State Bankshares, Inc. ......................      4,212,000
     30,000 Independent Bankshares, Inc. ........................        460,312
     20,943 Interchange Financial Services Corp. ................        416,242
     15,000 James River Bankshares, Inc. ........................        330,000
      4,000 Northern States Financial Corp. .....................        127,000
     87,125 One Valley Bancorp of West Virginia, Inc. ...........      2,945,914
      4,668 Pacific Century Financial Corp. .....................         91,610
     14,620 Premier National Bancorp Inc. .......................        307,020
     24,000 South Alabama Bancorp, Inc. .........................        474,000
     11,250 Susquehanna Bancshares, Inc. ........................        253,125
     23,200 Union Bankshares Corp. ..............................        504,600
                                                                    ------------
                                                                      20,387,862
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 2.2%
     28,000 La-Z-Boy Chair Co. ..................................      1,596,000
    315,100 Shelby Williams Industries, Inc. ....................      4,726,500
     12,413 *Toll Brothers, Inc. ................................        325,065
                                                                    ------------
                                                                       6,647,565
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 0.7%
    169,400 Tab Products Co. ....................................      1,990,450
                                                                    ------------
            CHEMICAL & AGRICULTURAL
             PRODUCTS - 0.9%
     95,000 Learonal, Inc. ......................................      1,941,563
     25,500 Stepan Co. ..........................................        733,125
                                                                    ------------
                                                                       2,674,688
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 9.3%
    311,500 CPI Corp. ...........................................      7,787,500
     85,500 General Housewares Corp. ............................        881,719
    230,140 +Knape & Vogt Manufacturing Co. .....................      5,005,545
    100,000 Mikasa, Inc. Cl. B...................................      1,318,750

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            CONSUMER PRODUCTS &
             SERVICES - CONTINUED
    100,000 Polaris Industries, Inc. ............................   $  3,812,500
     26,300 Russ Berrie & Co., Inc. .............................        604,900
    310,000 Stride Rite Corp. ...................................      3,758,750
    328,600 York Group, Inc. ....................................      5,504,050
                                                                    ------------
                                                                      28,673,714
                                                                    ------------
            DIVERSIFIED COMPANIES - 2.7%
    379,000 Matthews International Corp. Cl. A...................      8,338,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 2.9%
    225,800 Boston Acoustics, Inc. ..............................      9,032,000
                                                                    ------------
            FINANCE & INSURANCE - 2.4%
     26,600 Arthur J. Gallagher & Co. ...........................      1,042,387
      5,000 LaSalle Re Holdings Ltd. ............................        175,000
    100,000 Morgan Keegan, Inc. .................................      2,368,750
    122,500 Pxre Corp. ..........................................      3,307,500
     16,000 Trenwick Group, Inc. ................................        556,000
                                                                    ------------
                                                                       7,449,637
                                                                    ------------
            FOOD & BEVERAGE PRODUCTS - 0.7%
    101,000 Bridgford Foods Corp. ...............................      1,325,625
     20,000 Lance, Inc. .........................................        378,125
     78,800 Smithfield Companies, Inc. ..........................        566,375
                                                                    ------------
                                                                       2,270,125
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 0.7%
      9,500 Kewaunee Scientific Corp. ...........................        108,656
     73,500 West Co., Inc. ......................................      2,044,219
                                                                    ------------
                                                                       2,152,875
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS &
             SERVICES - 3.3%
     50,000 Badger Meter, Inc. ..................................      1,671,875
    100,000 Federal Signal Corp. ................................      2,268,750
     72,297 Flowserve Corp. .....................................      1,576,978
     84,100 Gorman Rupp Co. .....................................      1,503,287
     63,000 Hach Co. ............................................        637,875
     57,000 Hach Co. Cl. A.......................................        570,000
     18,700 Met-Pro Corp. .......................................        240,763
     55,800 Minuteman International, Inc. .......................        641,700
     46,400 Spartech Corp. ......................................        881,600
      8,000 Woodward Governor Co. ...............................        216,000
                                                                    ------------
                                                                      10,208,828
                                                                    ------------
            MACHINERY - DIVERSIFIED - 2.1%
    252,750 Hardinge Brothers, Inc. .............................      6,381,938
                                                                    ------------
            OIL/ENERGY - 5.2%
    205,800 Berry Petroleum Co. Cl. A............................      2,366,700
    235,500 Cabot Oil & Gas Corp. Cl. A..........................      4,032,937
    155,600 Penn Virginia Corp. .................................      3,559,350
    123,000 Quaker State Corp. ..................................      1,891,125
    370,000 Southwestern Energy Co. .............................      3,330,000
     67,600 Wiser Oil Co. .......................................        637,975
                                                                    ------------
                                                                      15,818,087
                                                                    ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
            OIL FIELD SERVICES - 1.4%
    146,200 Lufkin Industries, Inc. .............................   $  4,322,038
                                                                    ------------
            PAPER & PACKAGING - 0.5%
    102,450 Tuscarora, Inc. .....................................      1,626,394
                                                                    ------------
            REAL ESTATE - 4.3%
     86,291 Bradley Real Estate, Inc. REIT.......................      1,839,077
    160,000 Eastgroup Properties, Inc. REIT......................      3,000,000
     95,000 Gables Residential Trust REIT........................      2,547,187
     60,000 Innkeepers USA Trust REIT............................        731,250
     90,000 Parkway Properties, Inc. REIT........................      2,677,500
     47,540 Post Property, Inc. REIT.............................      1,886,744
     50,000 Sunstone Hotel Investors, Inc. REIT..................        556,250
                                                                    ------------
                                                                      13,238,008
                                                                    ------------
            RETAILING & WHOLESALE - 0.1%
      6,800 Longs Drug Stores Corp. .............................        187,850
                                                                    ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 1.2%
    250,000 Communications Systems, Inc. ........................      3,375,000
    126,000 Rohn Industries, Inc. ...............................        433,125
                                                                    ------------
                                                                       3,808,125
                                                                    ------------
            TEXTILE & APPAREL - 1.6%
     88,000 Oxford Industries, Inc. .............................      2,645,500
    143,200 Superior Uniform Group, Inc. ........................      2,148,000
                                                                    ------------
                                                                       4,793,500
                                                                    ------------
            THRIFT INSTITUTIONS - 4.3%
     72,000 Dime Financial Corp. ................................      2,421,000
     92,000 First Coastal Bankshares, Inc. ......................      1,472,000
      6,000 First Essex Bancorp, Inc. ...........................        129,750
     16,000 First Palm Beach Bancorp, Inc. ......................        676,000
     16,800 *Golden St. Bancorp, Inc. ...........................        463,050
    261,900 Horizon Financial Corp. .............................      4,124,925
     38,000 Jacksonville Bancorp, Inc. ..........................        688,750
     24,000 Maryland Federal Bancorp, Inc. ......................        996,000
    100,000 St. Paul Bancorp, Inc. ..............................      2,250,000
                                                                    ------------
                                                                      13,221,475
                                                                    ------------
            UTILITIES - ELECTRIC - 2.3%
     13,100 Central Hudson Gas & Electric Corp. .................        564,938
    124,100 Madison Gas & Electric Co. ..........................      2,761,225
    135,000 MDU Resources Group, Inc. ...........................      3,062,812
     26,000 Northwestern Corp. ..................................        646,750
                                                                    ------------
                                                                       7,035,725
                                                                    ------------
            UTILITIES - GAS - 5.9%
     34,200 Chesapeake Utilities Corp. ..........................        594,225
     30,000 Connecticut Energy Corp. ............................        768,750
     80,000 CTG Resources, Inc. .................................      1,855,000
     64,800 Delta Natural Gas Co., Inc. .........................      1,125,900
     40,000 Eastern Enterprises..................................      1,597,500
     27,400 NUI Corp. ...........................................        606,225
     76,600 Public Service Co. of North Carolina, Inc. ..........      1,532,000
    200,100 Semco Energy, Inc. ..................................      3,464,231

   Shares                                                             Value

 COMMON STOCKS - CONTINUED
            UTILITIES - GAS - CONTINUED
     56,000 Southwest Gas Corp. ................................   $  1,302,000
    165,500 UGI Corp. ..........................................      3,889,250
     50,000 Yankee Energy System, Inc. .........................      1,203,125
                                                                   ------------
                                                                     17,938,206
                                                                   ------------
            UTILITIES - TELEPHONE - 1.2%
     78,300 Hickory Tech Corp. .................................      3,650,738
                                                                   ------------
            OTHER SECURITIES - 3.6%.............................     11,126,751
                                                                   ------------
            Total Common Stocks
             (cost $212,015,803)................................    212,704,010
                                                                   ------------
 CONVERTIBLE PREFERRED - 12.0%
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.5%
    110,000 Pioneer Standard Financial Trust
             6.75%, 144A........................................      4,689,300
                                                                   ------------
            FINANCE & INSURANCE - 2.1%
     12,000 American Heritage Life Investment Corp.
             8.50%, PRIDES......................................        828,000
     80,000 Frontier Financing Trust
             6.25%, TOPRS.......................................      4,300,000
    125,000 Philadelphia Consolidated Holdings, Inc.
             7.00%, PRIDES......................................      1,218,750
                                                                   ------------
                                                                      6,346,750
                                                                   ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 2.2%
    170,000 Owens & Minor Trust I
             5.375%, TECONS, 144A...............................      6,885,000
                                                                   ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 1.5%
    300,000 Cooper Industries, Inc.
             6.00%, DECS
             (exchangeable for Wyman-Gordon Co. common stock)...      4,500,000
                                                                   ------------
            LEISURE & TOURISM - 1.8%
    130,000 Lodgian Capital Trust I
             7.00%, CRESTS, 144A................................      5,582,200
                                                                   ------------
            METAL PRODUCTS & SERVICES - 0.8%
    239,000 Worthington Industries, Inc.
             7.25%, DECS
             (exchangeable for Rouge Steel Co. common stock)....      2,509,500
                                                                   ------------
            OIL/ENERGY - 0.3%
     26,000 Callon Petroleum Co.
             8.50%, Series A....................................        819,000
                                                                   ------------
            OIL FIELD SERVICES - 1.8%
            Hvide Capital Trust:
     40,000 6.50%, 144A.........................................      1,585,200
      7,000 6.50% Series AI.....................................        277,410
     90,000 6.50%...............................................      3,566,700
                                                                   ------------
                                                                      5,429,310
                                                                   ------------
            Total Convertible Preferred
             (cost $44,461,012).................................     36,761,060
                                                                   ------------

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - 13.8%
            BANKS - 0.4%
 $1,350,000 Surety Capital Corp.
             9.00%, 3/31/08......................................   $  1,350,000
                                                                    ------------
            BUILDING, CONSTRUCTION & FURNISHINGS - 1.1%
  2,500,000 Eagle Hardware & Garden, Inc.
             6.25%, 3/15/01......................................      3,284,375
                                                                    ------------
            BUSINESS EQUIPMENT &
             SERVICES - 1.7%
  2,600,000 HMT Technology Corp.
             5.75%, 1/15/04......................................      1,924,000
  1,250,000 Interim Services, Inc.
             4.50%, 6/1/05.......................................      1,245,312
    200,000 Personnel Group Of America, Inc.
             5.75%, 7/1/04.......................................        250,000
            Tecnomatix Technologies Ltd.:
    500,000 5.25%, 8/15/04, 144A.................................        371,875
  2,000,000 5.25%, 8/15/04.......................................      1,487,500
                                                                    ------------
                                                                       5,278,687
                                                                    ------------
            CONSUMER PRODUCTS &
             SERVICES - 1.2%
  4,000,000 Action Performance Companies, Inc.
             4.75%, 4/1/05, 144A.................................      3,670,000
                                                                    ------------
            ELECTRICAL EQUIPMENT &
             SERVICES - 1.4%
  4,550,000 Photronics, Inc.
             6.00%, 6/1/04.......................................      4,396,438
                                                                    ------------
            HEALTHCARE PRODUCTS &
             SERVICES - 1.9%
  5,000,000 Alpharma, Inc.
             5.75%, 4/1/05, 144A.................................      5,206,500
    480,000 Meridian Diagnostics, Inc.
             7.00%, 9/1/06.......................................        453,600
                                                                    ------------
                                                                       5,660,100
                                                                    ------------
            INDUSTRIAL SPECIALTY PRODUCTS & SERVICES - 0.2%
    610,000 Robbins & Myers, Inc.
             6.50%, 9/1/03.......................................        724,375
                                                                    ------------
            INFORMATION SERVICES & TECHNOLOGY - 0.2%
    500,000 May & Speh, Inc.
             5.25%, 4/1/03.......................................        684,375
                                                                    ------------
            LEISURE & TOURISM - 2.0%
  2,400,000 Family Golf Centers, Inc.
             5.75%, 10/15/04, 144A...............................      2,877,000
  3,370,000 Speedway Motorsports, Inc.
             5.75%, 9/30/03......................................      3,395,275
                                                                    ------------
                                                                       6,272,275
                                                                    ------------
            OIL FIELD SERVICES - 2.8%
            Key Energy Group, Inc.:
  3,250,000 5.00%, 9/15/04, 144A.................................      2,323,750
    250,000 7.00%, 7/1/03, 144A..................................        286,250

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - CONTINUED
            OIL FIELD SERVICES - CONTINUED
            Offshore Logistics, Inc.:
 $1,425,000 6.00%, 12/15/03, 144A................................   $  1,214,812
  1,750,000 6.00%, 12/15/03......................................      1,491,875
  3,000,000 Seacor Holdings, Inc.
             5.375%, 11/15/06....................................      3,120,000
                                                                    ------------
                                                                       8,436,687
                                                                    ------------
            RETAILING & WHOLESALE - 0.9%
            Central Garden & Pet Co.:
    500,000 6.00%, 11/15/03, 144A................................        554,375
  2,000,000 6.00%, 11/15/03......................................      2,217,500
                                                                    ------------
                                                                       2,771,875
                                                                    ------------
            Total Convertible Debentures
             (cost $45,859,373)..................................     42,529,187
                                                                    ------------
 SHORT-TERM INVESTMENTS - 5.7%
            COMMERCIAL PAPER - 3.6%
    450,000 Aristar, Inc.
             5.60%, 8/13/98......................................        449,160
    640,000 Avnet, Inc.
             5.52%, 8/19/98......................................        638,234
  2,960,000 BTR Dunlop Finance, Inc.
             5.53%, 8/10/98......................................      2,955,908
  1,990,000 Dollar Thrifty Funding Corp.
             5.54%, 8/11/98......................................      1,986,938
    850,000 Glencore Asset Funding Corp.
             5.55%, 8/6/98.......................................        849,345
    315,000 Newell Co.
             5.55%, 8/31/98......................................        313,543
  1,580,000 Park Avenue Recreation Corp.
             5.55%, 8/3/98.......................................      1,579,513
  1,780,000 PHH Corp.
             5.70%, 8/21/98......................................      1,774,363
    450,000 Twin Towers, Inc.
             5.54%, 8/7/98.......................................        449,584
                                                                    ------------
                                                                      10,996,588
                                                                    ------------
            GOVERNMENT AGENCY NOTES & BONDS - 2.1%
            Federal Home Loan Mortgage Discount Notes:
  3,460,000 5.45%, 8/27/98.......................................      3,446,381
    615,000 5.48%, 8/21/98.......................................        613,128
  2,350,000 5.48%, 8/31/98.......................................      2,339,268
                                                                    ------------
                                                                       6,398,777
                                                                    ------------
            Total Short-Term Investments
             (cost $17,395,365)..................................     17,395,365
                                                                    ------------

            TOTAL INVESTMENTS -
             (COST $319,731,553).........................   100.8%  309,389,622
            OTHER ASSETS AND
             LIABILITIES - NET...........................    (0.8)   (2,303,539)
                                                            -----  ------------
            NET ASSETS...................................   100.0% $307,086,083
                                                            =====  ============

                                   EVERGREEN
                         Small Cap Equity Income Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
+ Investment in a non-controlled affiliate. The fund owns over 5% of the outstanding voting shares of Knape & Vogt Manufacturing Co. The Fund has a cost basis of $4,805,148 in the issue at July 31, 1998. The Fund earned $100,224 of income from this investment during the period ending July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
CRESTSConvertible Redeemable Equity Structured Trust Securities
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares
TOPRSTrust Originated Preferred Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Utility Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 70.3%
            BANKS - 2.1%
     35,000 Fleet Financial Group, Inc. .........................   $  3,007,813
                                                                    ------------
            INFORMATION SERVICES &
             TECHNOLOGY - 1.9%
     75,000 *Altera Corp. .......................................      2,735,156
                                                                    ------------
            OIL/ENERGY - 2.6%
     70,000 Enron Corp. .........................................      3,705,625
                                                                    ------------
            OIL FIELD SERVICES - 1.8%
    150,000 *R & B Falcon Corp. .................................      2,465,625
                                                                    ------------
            REAL ESTATE - 2.8%
    145,000 Felcor Lodging Trust Inc. REIT.......................      4,005,625
                                                                    ------------
            UTILITIES - ELECTRIC - 44.8%
    100,000 Central Hudson Gas & Electric Corp. .................      4,312,500
    100,000 Cinergy Corp. .......................................      3,156,250
     70,000 Duke Power Co. ......................................      3,998,750
    100,000 Energy East Corp. ...................................      4,000,000
    170,000 Houston Industries, Inc. ............................      4,749,375
    125,000 Interstate Energy Corp. .............................      3,664,063
    180,000 Marketspan Corp. ....................................      4,961,250
    165,000 MDU Resources Group, Inc. ...........................      3,743,437
     80,000 New Century Energies, Inc. ..........................      3,330,000
     60,000 NIPSCO Industries, Inc. .............................      1,597,500
    100,000 Pinnacle West Capital Corp. .........................      4,275,000
    150,000 PP&L Resources, Inc. ................................      3,478,125
    100,000 Public Service Enterprise Group, Inc. ...............      3,268,750
    150,000 *Sempra Energy.......................................      3,778,125
    140,000 Teco Energy Inc. ....................................      3,552,500
    100,000 UtiliCorp United, Inc. ..............................      3,525,000
    135,000 Wisconsin Energy Corp. ..............................      3,839,062
                                                                    ------------
                                                                      63,229,687
                                                                    ------------
            UTILITIES - GAS - 2.9%
     75,000 Northwest Natural Gas Co. ...........................      1,968,750
     60,000 Peoples Energy Corp. ................................      2,100,000
                                                                    ------------
                                                                       4,068,750
                                                                    ------------
            UTILITIES - TELEPHONE - 11.4%
     55,000 BellSouth Corp. .....................................      3,757,188
     70,000 GTE Corp. ...........................................      3,806,250
     60,000 Sprint Corp. ........................................      4,200,000
     80,000 U.S. West, Inc. .....................................      4,270,000
                                                                    ------------
                                                                      16,033,438
                                                                    ------------
            Total Common Stocks
             (cost $85,025,361)..................................     99,251,719
                                                                    ------------
 CONVERTIBLE PREFERRED - 25.8%
            COMMUNICATION SYSTEMS &
             SERVICES - 3.3%
     95,000 AirTouch Communications, Inc.
             6.00%, Series B.....................................      4,607,500
                                                                    ------------

   Shares                                                             Value

 CONVERTIBLE PREFERRED - CONTINUED
            PUBLISHING, BROADCASTING &
             ENTERTAINMENT - 2.8%
     50,000 Houston Industries Inc.
             7.00%, ACES
             (exchangeable for Time Warner common stock)........   $  3,912,500
                                                                   ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 2.6%
     70,000 Qualcomm Financial Trust I
             5.75%..............................................      3,675,000
                                                                   ------------
            UTILITIES - ELECTRIC - 11.9%
     50,000 AES Trust I
             5.375%, Series A, TECONS...........................      3,440,625
    135,000 BNDES Participacoes S.A.
             BNDESPAR, DECS (Eletrobras)........................      4,387,500
    500,000 Companhia Paranaense de
             Energia-Copel, Plc, ADR............................      5,437,500
     70,000 Texas Utilities Co.
             9.25%, PRIDES......................................      3,561,250
                                                                   ------------
                                                                     16,826,875
                                                                   ------------
            UTILITIES - GAS - 2.2%
     70,000 MCN Financing III
             8.00%, PRIDES......................................      3,158,750
                                                                   ------------
            UTILITIES - TELEPHONE - 3.0%
     70,000 Sprint Corp.
             8.25%, DECS
             (exchangeable for Southern N.E. Telephone common
             stock).............................................      4,307,187
                                                                   ------------
            Total Convertible Preferred
             (cost $33,061,261).................................     36,487,812
                                                                   ------------

 Principal
   Amount
 CONVERTIBLE DEBENTURES - 2.1%
            INFORMATION SERVICES & TECHNOLOGY - 2.1%
 $4,000,000 Adaptec, Inc.
             4.75%, 2/1/04......................................      3,050,000
                                                                   ------------
            Total Convertible Debentures
             (cost $3,530,000)..................................      3,050,000
                                                                   ------------
            TOTAL LONG-TERM INVESTMENTS
             (COST $121,616,622)................................    138,789,531
                                                                   ------------
 REPURCHASE AGREEMENT - 0.2%
    254,895 Donaldson, Lufkin & Jenrette Securities Corp.,
             5.62%, purchased 7/31/98, maturing 8/3/98, maturity
             value $255,014 (cost $254,895) (a).................        254,895
                                                                   ------------

            TOTAL INVESTMENTS -
             (COST $121,871,517)..........................    98.4%  139,044,426
            OTHER ASSETS AND LIABILITIES - NET............     1.6     2,211,887
                                                             -----  ------------
            NET ASSETS....................................   100.0% $141,256,313
                                                             =====  ============

                                   EVERGREEN
                                 Utility Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998


* Non-income producing securities.
(a) At July 31, 1998, the repurchase agreement was collateralized by:
    $260,000 U.S. Treasury Bond, 3.625%, 4/15/28; value including inter-est - $255,763.

SUMMARY OF ABBREVIATIONS:
ACESAutomatically Convertible Equity Securities
ADRAmerican Depository Receipt
DECSDividend Enhanced Convertible Stock
PRIDESPreferred Redeemable Increased Dividend Equity Securities
REITReal Estate Investment Trust
TECONSTerm Convertible Shares


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Value Fund

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - 90.7%
              AUTOMOTIVE EQUIPMENT &
               MANUFACTURING - 0.6%
      106,900 Ford Motor Co. ..................................   $    6,086,619
                                                                  --------------
              BANKS - 19.3%
       77,220 Banc One Corp. ..................................        3,991,309
      122,600 BankAmerica Corp. ...............................       11,003,350
      430,600 BankBoston Corp. ................................       20,830,275
       84,800 Bankers Trust Corp. .............................        9,502,900
      102,200 Chase Manhattan Corp. ...........................        7,728,875
       47,000 Citicorp.........................................        7,990,000
      248,200 First Chicago NBD Corp. .........................       20,802,262
      457,400 First Tennessee National Corp. ..................       14,350,925
      336,725 Fleet Financial Group, Inc. .....................       28,937,305
      244,056 NationsBank Corp. ...............................       19,463,466
      185,700 SouthTrust Corp. ................................        7,509,244
      328,500 TCF Financial Corp. .............................        9,485,438
      107,600 Union Planters Corp. ............................        5,864,200
      271,300 Wachovia Corp. ..................................       23,230,062
                                                                  --------------
                                                                     190,689,611
                                                                  --------------
              BUSINESS EQUIPMENT &
               SERVICES - 0.1%
       10,000 Lucent Technologies, Inc. .......................          924,375
                                                                  --------------
              CHEMICAL & AGRICULTURAL
               PRODUCTS - 1.6%
        6,100 Du Pont (E. I.) De Nemours & Co. ................          378,200
      635,000 Morton International, Inc. ......................       15,359,063
                                                                  --------------
                                                                      15,737,263
                                                                  --------------
              COMMUNICATION SYSTEMS &
               SERVICES - 1.9%
      200,350 *Cisco Systems, Inc. ............................       19,183,512
                                                                  --------------
              CONSUMER PRODUCTS &
               SERVICES - 1.2%
      104,100 Colgate-Palmolive Co. ...........................        9,622,744
       18,200 Gillette Co. ....................................          953,225
       16,800 Procter & Gamble Co. ............................        1,333,500
                                                                  --------------
                                                                      11,909,469
                                                                  --------------
              DIVERSIFIED COMPANIES - 2.0%
      156,100 AlliedSignal, Inc. ..............................        6,790,350
      212,000 Tyco International Ltd. .........................       13,130,750
                                                                  --------------
                                                                      19,921,100
                                                                  --------------
              ELECTRICAL EQUIPMENT &
               SERVICES - 5.2%
      383,700 General Electric Co. ............................       34,269,206
       10,200 *LSI Logic.......................................          211,012
      295,100 Tandy Corp. .....................................       16,765,369
                                                                  --------------
                                                                      51,245,587
                                                                  --------------
              FINANCE & INSURANCE - 10.3%
      296,000 Allstate Corp. ..................................       12,561,500
       13,100 American General Corp. ..........................          894,894
       70,800 American International Group, Inc. ..............       10,677,525
       94,507 Associates First Capital Corp.
               Cl. A...........................................        7,342,013

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              FINANCE & INSURANCE - CONTINUED
        8,000 Chubb Corp. .....................................   $      587,000
      348,400 CIT Group, Inc. .................................       11,540,750
       30,200 Federal Home Loan Mortgage Corp. ................        1,426,950
      158,700 Federal National Mortgage Association............        9,839,400
      196,000 Greenpoint Financial Corp. ......................        7,778,750
        2,600 Lincoln National Corp. ..........................          248,950
      145,700 MBIA, Inc. ......................................        9,816,537
       21,200 Morgan Stanley, Dean Witter, Discover & Co. .....        1,845,725
      237,100 ReliaStar Financial Corp. .......................       11,766,087
       83,950 Travelers Group, Inc. ...........................        5,624,650
      242,200 Travelers Property Casualty Corp. Cl. A..........       10,475,150
                                                                  --------------
                                                                     102,425,881
                                                                  --------------
              FOOD & BEVERAGE
               PRODUCTS - 6.4%
      377,200 American Stores Co. .............................        8,746,325
      550,200 Archer Daniels Midland Co. ......................        9,422,175
      131,300 Coca Cola Co. ...................................       10,594,269
      444,200 Fortune Brands, Inc. ............................       16,407,637
      292,300 Philip Morris Companies, Inc. ...................       12,806,394
      115,700 Sara Lee Corp. ..................................        5,799,462
                                                                  --------------
                                                                      63,776,262
                                                                  --------------
              HEALTHCARE PRODUCTS &
               SERVICES - 13.0%
       20,000 Abbott Laboratories..............................          831,250
      237,800 American Home Products Corp. ....................       12,246,700
      212,800 Bristol-Myers Squibb Co. ........................       24,245,900
      197,800 HBO & Co. .......................................        5,828,919
      380,600 *HEALTHSOUTH Corp. ..............................        9,562,575
      244,900 Johnson & Johnson................................       18,918,525
       25,800 Lilly (Eli) & Co. ...............................        1,735,050
      129,500 Merck & Co., Inc. ...............................       15,968,969
      385,200 Pharmacia & Upjohn, Inc. ........................       18,248,850
      145,300 SmithKline Beecham Plc, ADR......................        8,318,425
      420,399 *Tenet Healthcare Corp. .........................       12,585,695
                                                                  --------------
                                                                     128,490,858
                                                                  --------------
              INFORMATION SERVICES &
               TECHNOLOGY - 7.1%
      185,700 *American Power Conversion Corp. ................        5,988,825
      244,200 EMC Corp. .......................................       11,965,800
      256,100 *Gateway 2000, Inc. .............................       13,829,400
       18,000 Intel Corp. .....................................        1,519,875
      143,800 International Business Machines Corp. ...........       19,053,500
      376,700 *Sun Microsystems, Inc. .........................       17,799,075
                                                                  --------------
                                                                      70,156,475
                                                                  --------------
              LEISURE & TOURISM - 0.1%
       30,600 Disney Walt Co. .................................        1,053,788
                                                                  --------------
              OIL/ENERGY - 8.6%
      150,800 Amoco Corp. .....................................        6,295,900

                                   EVERGREEN
                                  Value Fund

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              OIL/ENERGY - CONTINUED
       83,400 Atlantic Richfield Co. ..........................   $    5,650,350
      233,300 Burlington Resources, Inc. ......................        8,457,125
        9,900 Chevron Corp. ...................................          817,988
       36,700 Exxon Corp. .....................................        2,573,588
      145,900 Mobil Corp. .....................................       10,176,525
      161,500 Pennzoil Co. ....................................        7,267,500
       45,700 Royal Dutch Petroleum Co. .......................        2,330,700
      343,100 Sonat, Inc. .....................................       10,035,675
      166,600 Texaco, Inc. ....................................       10,131,362
      297,000 Unocal Corp. ....................................        9,726,750
      353,400 Williams Companies, Inc. ........................       11,330,887
                                                                  --------------
                                                                      84,794,350
                                                                  --------------
              PUBLISHING, BROADCASTING &
               ENTERTAINMENT - 0.1%
       17,200 *Viacom, Inc. Cl. B..............................        1,178,200
                                                                  --------------
              REAL ESTATE - 1.9%
      455,300 Equity Residential Properties Trust REIT.........       19,122,600
                                                                  --------------
              RETAILING & WHOLESALE - 1.5%
      299,900 Sears, Roebuck & Co. ............................       15,219,925
                                                                  --------------
              TELECOMMUNICATION SERVICES &
               EQUIPMENT - 1.4%
      160,000 Nokia Corp. ADR..................................       13,940,000
                                                                  --------------
              TEXTILE & APPAREL - 0.8%
      160,900 V. F. Corp. .....................................        7,572,356
                                                                  --------------
              TRANSPORTATION - 1.9%
      143,900 Burlington Northern Santa Fe.....................       14,812,706
      142,800 Norfolk Southern Corp. ..........................        4,266,150
                                                                  --------------
                                                                      19,078,856
                                                                  --------------

* Non-income producing securities.

SUMMARY OF ABBREVIATIONS:
ADR  American Depository Receipt
REIT Real Estate Investment Trust

    Shares                                                            Value

 COMMON STOCKS - CONTINUED
              UTILITIES - ELECTRIC - 2.5%
      269,100 CMS Energy Corp. ................................   $   11,352,656
       58,400 GPU, Inc. .......................................        2,087,800
      412,700 Houston Industries, Inc. ........................       11,529,806
                                                                  --------------
                                                                      24,970,262
                                                                  --------------
              UTILITIES - GAS - 1.4%
      361,600 NICOR Inc. ......................................       13,921,600
                                                                  --------------
              UTILITIES - TELEPHONE - 1.8%
      211,900 AT&T Corp. ......................................       12,846,437
       20,796 Bell Atlantic Corp. .............................          943,619
       30,300 BellSouth Corp. .................................        2,069,869
       25,500 MCI Communications Corp. ........................        1,651,125
                                                                  --------------
                                                                      17,511,050
                                                                  --------------
              Total Common Stocks
               (cost $683,255,436).............................      898,909,999
                                                                  --------------
  Principal
    Amount
 SHORT-TERM INVESTMENTS - 10.3%
              GOVERNMENT AGENCY NOTES &
               BONDS - 10.3%
 $102,239,000 Federal Home Loan Mortgage Discount Notes
               5.56%, 8/3/98...................................      102,207,420
                                                                  --------------
              Total Short-Term Investments
               (cost $102,207,419).............................      102,207,420
                                                                  --------------

              TOTAL INVESTMENTS -
               (COST $785,462,855).....................   101.0%  1,001,117,419
              OTHER ASSETS AND LIABILITIES - NET.......    (1.0)    (10,295,053)
                                                          -----  --------------
              NET ASSETS...............................   100.0% $  990,822,366
                                                          =====  ==============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Fund for Total Return

                            SCHEDULE OF INVESTMENTS
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - 81.7%
             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 4.4%
      50,000 Chrysler Corp. .....................................   $  2,959,375
      50,000 Ford Motor Co. .....................................      2,846,875
      40,000 *Lear Corp. ........................................      2,122,500
                                                                    ------------
                                                                       7,928,750
                                                                    ------------
             BANKS - 12.0%
      55,000 Associated Banc Corp. ..............................      2,100,312
      30,000 BankAmerica Corp. ..................................      2,692,500
      80,000 BankBoston Corp. ...................................      3,870,000
      30,000 Chase Manhattan Corp. ..............................      2,268,750
       4,000 Citicorp............................................        680,000
      50,000 Firstar Corp. ......................................      2,496,875
      50,000 Fleet Financial Group, Inc. ........................      4,296,875
     110,000 TCF Financial Corp. ................................      3,176,250
                                                                    ------------
                                                                      21,581,562
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 5.0%
      30,000 Du Pont (E. I.) De Nemours & Co. ...................      1,860,000
      50,000 Monsanto Co. .......................................      2,831,250
      65,000 Morton International, Inc. .........................      1,572,187
      27,000 Rohm & Haas Co. ....................................      2,629,125
                                                                    ------------
                                                                       8,892,562
                                                                    ------------
             COMMUNICATION SYSTEMS &
              SERVICES - 1.3%
      25,000 *Cisco Systems, Inc. ...............................      2,394,531
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 0.9%
      20,000 Procter & Gamble Co. ...............................      1,587,500
                                                                    ------------
             DIVERSIFIED COMPANIES - 3.0%
      50,000 *Owens Illinois, Inc. ..............................      2,206,250
      50,000 Tyco International Ltd. ............................      3,096,875
                                                                    ------------
                                                                       5,303,125
                                                                    ------------
             ELECTRICAL EQUIPMENT &
              SERVICES - 4.6%
      60,000 General Electric Co. ...............................      5,358,750
      60,000 *Solectron Corp. ...................................      2,880,000
                                                                    ------------
                                                                       8,238,750
                                                                    ------------
             FINANCE & INSURANCE - 7.5%
      25,000 Hartford Life, Inc. Cl. A...........................      1,446,875
      30,000 Lincoln National Corp. .............................      2,872,500
      50,000 Nationwide Financial Services, Inc. Cl. A...........      2,721,875
      32,289 PMI Group, Inc. ....................................      2,187,580
      35,000 SLM Holding Corp. ..................................      1,618,750
      37,500 Travelers Group, Inc. ..............................      2,512,500
                                                                    ------------
                                                                      13,360,080
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 2.9%
      35,000 H.J. Heinz Co. .....................................      1,929,375
      75,000 Philip Morris Companies, Inc. ......................      3,285,938
                                                                    ------------
                                                                       5,215,313
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 12.0%
     120,000 American Home Products Corp. .......................   $  6,180,000
      50,000 Bristol-Myers Squibb Co. ...........................      5,696,875
      30,000 Johnson & Johnson...................................      2,317,500
      40,000 Merck & Co., Inc. ..................................      4,932,500
      50,000 Pharmacia & Upjohn, Inc. ...........................      2,368,750
                                                                    ------------
                                                                      21,495,625
                                                                    ------------
             INDUSTRIAL SPECIALTY PRODUCTS &
              SERVICES -  1.9%
      50,000 Trinity Industries, Inc. ...........................      1,996,875
      50,000 *United States Filter Corp. ........................      1,350,000
                                                                    ------------
                                                                       3,346,875
                                                                    ------------
             INFORMATION SERVICES & TECHNOLOGY - 4.5%
      50,000 *EMC Corp. .........................................      2,450,000
      30,000 Hewlett-Packard Co. ................................      1,665,000
      30,000 International Business Machines Corp. ..............      3,975,000
                                                                    ------------
                                                                       8,090,000
                                                                    ------------
             LEISURE & TOURISM - 1.2%
      56,900 Carnival, Corp. Cl. A...............................      2,101,744
                                                                    ------------
             OIL/ENERGY - 5.3%
      74,000 Anadarko Petroleum Corp. ...........................      2,539,125
      20,000 Exxon Corp. ........................................      1,402,500
      24,000 Mobil Corp. ........................................      1,674,000
      24,000 Texaco, Inc. .......................................      1,459,500
      75,000 Unocal Corp. .......................................      2,456,250
                                                                    ------------
                                                                       9,531,375
                                                                    ------------
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - 0.9%
      50,000 CBS Corp. ..........................................      1,696,875
                                                                    ------------
             REAL ESTATE - 5.9%
      40,000 Boston Properties, Inc. REIT........................      1,292,500
      50,000 Equity Office Properties Trust REIT.................      1,243,750
      25,000 Equity Residential Properties Trust REIT............      1,050,000
      36,000 First Industrial Realty Trust, Inc. REIT............        994,500
     140,000 Indymac Mortgage Holdings, Inc. REIT................      2,948,750
      44,999 Patriot American Hospitality, Inc. REIT.............        854,981
      49,000 Prentiss Properties Trust REIT......................      1,166,812
      30,000 Spieker Properties, Inc. REIT.......................      1,078,125
                                                                    ------------
                                                                      10,629,418
                                                                    ------------
             RETAILING & WHOLESALE - 3.3%
      50,000 *Costco Companies, Inc. ............................      2,839,063
      50,000 Wal-Mart Stores, Inc. ..............................      3,156,250
                                                                    ------------
                                                                       5,995,313
                                                                    ------------

                                   EVERGREEN
                             Fund for Total Return

                       SCHEDULE OF INVESTMENTS(continued)
                                 July 31, 1998

   Shares                                                              Value

 COMMON STOCKS - CONTINUED
             UTILITIES - TELEPHONE - 5.1%
      40,000 Ameritech Corp. ....................................   $  1,967,500
      39,290 AT&T Corp. .........................................      2,381,956
      40,000 GTE Corp. ..........................................      2,175,000
      50,000 U.S. West, Inc. ....................................      2,668,750
                                                                    ------------
                                                                       9,193,206
                                                                    ------------
             Total Common Stocks
              (cost $105,987,328)................................    146,582,604
                                                                    ------------
 CONVERTIBLE PREFERRED - 3.5%
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 0.8%
     150,000 Kaufman & Broad Home Corp.
              8.25%, PRIDES......................................      1,443,750
                                                                    ------------
             FINANCE & INSURANCE - 1.0%
      30,000 Newell Financial Trust I
              5.25%, 144A........................................      1,785,000
                                                                    ------------
             RETAILING & WHOLESALE - 1.7%
      50,000 Kmart Financing I
              7.75%..............................................      3,100,000
                                                                    ------------
             Total Convertible Preferred
              (cost $5,610,665)..................................      6,328,750
                                                                    ------------
  Principal
   Amount
 CONVERTIBLE DEBENTURES - 3.0%
             CONSUMER PRODUCTS &
              SERVICES - 0.6%
 $ 1,000,000 Sunrise Assisted Living, Inc.
              5.50%, 6/15/02, 144A...............................      1,044,820
                                                                    ------------

* Non-income producing securities.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued inter-est at July 31, 1998.
144A Rule 144A securities are restricted as to resale to qualified insti-tutional investors.

SUMMARY OF ABBREVIATIONS:
BUCS Beneficial Unsecured Convertible Securities.
PRIDES Preferred Redeemable Increased Dividend Equity Securities.
REIT Real Estate Investment Trust.

  Principal
   Amount                                                             Value

 CONVERTIBLE DEBENTURES - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 1.1%
 $ 2,000,000 Healthsouth Corp.
              3.25%, 4/1/03, 144A...............................   $  2,017,500
                                                                   ------------
             RETAILING & WHOLESALE - 1.0%
     750,000 Staples, Inc.
              4.50%, 10/1/00, 144A..............................      1,707,188
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
     500,000 Antec Corp.
              4.50%, 5/15/03, 144A..............................        570,000
                                                                   ------------
             Total Convertible Debentures
              (cost $4,250,000).................................      5,339,508
                                                                   ------------
 SHORT-TERM INVESTMENTS - 11.4%
             REPURCHASE AGREEMENT - 11.4%
  20,376,000 Keystone Joint Repurchase Agreement
              5.65%, purchased 7/31/98,
              maturing 8/3/98, maturity value $20,385,594 (cost
              $20,376,000) (a)..................................     20,376,000
                                                                   ------------
             Total Short-Term Investments
              (cost $20,376,000)................................     20,376,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $136,223,993).........................    99.6%  178,626,862
             OTHER ASSETS AND LIABILITIES - NET...........     0.4       750,170
                                                             -----  ------------
             NET ASSETS...................................   100.0% $179,377,032
                                                             =====  ============

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1998

                                            GROWTH &      INCOME &     SMALL CAP
                            BLUE CHIP        INCOME        GROWTH    EQUITY INCOME    UTILITY         VALUE         FUND FOR
                               FUND           FUND          FUND         FUND           FUND           FUND       TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments at value
  (identified cost --
   $297,945,142,
  $1,747,884,736,
  $893,995,749,
  $319,731,553,
  $121,871,517,
  $785,462,855 and
  $136,223,993,
  respectively)..........  $383,073,812  $2,177,972,651 $941,812,530 $309,389,622   $139,044,426  $1,001,117,419  $178,626,862
 Cash....................           700          58,546      164,295       16,486              0          48,239           313
 Receivable for
  investments sold.......    36,513,342       4,727,680   25,024,357            0      2,760,788       5,129,220     1,405,282
 Receivable for Fund
  shares sold............     1,882,250       6,642,137      176,442    4,313,582         84,885         824,790       147,233
 Dividends and interest
  receivable.............       423,533       1,166,850    3,272,724      947,695        617,985       1,248,745       342,345
 Unamortized
  organization
  expenses...............             0               0            0        2,482              0               0             0
 Prepaid expenses and
  other assets...........        72,244          66,619       44,731       40,706         24,461          37,363        70,135
------------------------------------------------------------------------------------------------------------------------------
   Total assets..........   421,965,881   2,190,634,483  970,495,079  314,710,573    142,532,545   1,008,405,776   180,592,170
------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Payable for investments
  purchased..............    16,939,811      35,092,472    5,271,218    1,267,324      1,062,250      11,805,124             0
 Payable for Fund shares
  repurchased............     1,170,650       5,100,629      601,200    5,761,900         97,290       4,672,270       969,418
 Demand note payable.....             0               0   12,800,000            0              0               0             0
 Advisory fee payable....       215,367       1,667,830      819,191      275,512         61,885         445,512        94,340
 Distribution fee
  payable................       160,609         987,570       52,500      149,321         45,943         397,253       119,892
 Due to related
  parties................         5,000               0            0            0          3,535          25,469         1,916
 Foreign taxes payable...         8,844           3,410       38,063       12,104              0               0             0
 Accrued expenses and
  other liabilities......        57,535         461,694      259,080      158,329          5,329         237,782        29,572
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities.....    18,557,816      43,313,605   19,841,252    7,624,490      1,276,232      17,583,410     1,215,138
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS..............  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366  $179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $286,984,109  $1,659,627,550 $833,102,573 $313,505,223   $108,709,536  $  774,854,885  $118,660,810
 Undistributed net
  investment income......       (14,966)        360,888   13,459,757      173,362         (7,868)        (82,792)      430,969
 Accumulated
  undistributed net
  realized gains or
  losses on securities
  and foreign currency
  related transactions...    31,310,252      57,244,858   56,431,275    3,749,429     15,381,736         395,709    17,882,384
 Net unrealized gains or
  losses on securities
  and foreign currency
  related transactions...    85,128,670     430,087,582   47,660,222  (10,341,931)    17,172,909     215,654,564    42,402,869
------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS......  $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366  $179,377,032
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $284,734,787  $  296,312,480 $ 15,005,424 $ 54,142,181   $ 95,300,077  $  476,169,512  $ 52,667,235
 Class B.................   117,893,339     999,503,080   54,544,427  130,191,440     43,775,719     326,459,414   105,747,682
 Class C.................       779,939      50,160,238    1,258,970   26,196,901        485,778       5,125,086    20,851,084
 Class Y.................            --     801,345,080  879,845,006   96,555,561      1,694,739     183,068,354       111,031
------------------------------------------------------------------------------------------------------------------------------
                           $403,408,065  $2,147,320,878 $950,653,827 $307,086,083   $141,256,313  $  990,822,366  $179,377,032
------------------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................     9,360,366      10,168,501      647,121    3,436,877      8,104,711      21,422,851     2,432,921
 Class B.................     3,884,909      34,605,795    2,367,514    8,307,846      3,721,068      14,707,068     4,904,830
 Class C.................        25,659       1,736,422       54,643    1,673,076         41,291         231,038       966,154
 Class Y.................            --      27,448,762   37,891,181    6,124,137        144,020       8,234,209         5,137
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $      30.42  $        29.14 $      23.19 $      15.75   $      11.76  $        22.23  $      21.65
------------------------------------------------------------------------------------------------------------------------------
 Class A -- Offering
  price (based on sales
  charge of 4.75%).......  $      31.94  $        30.59 $      24.35 $      16.54   $      12.35  $        23.34  $      22.73
------------------------------------------------------------------------------------------------------------------------------
 Class B.................  $      30.35  $        28.88 $      23.04 $      15.67   $      11.76  $        22.20  $      21.56
------------------------------------------------------------------------------------------------------------------------------
 Class C.................  $      30.40  $        28.89 $      23.04 $      15.66   $      11.76  $        22.18  $      21.58
------------------------------------------------------------------------------------------------------------------------------
 Class Y.................            --  $        29.19 $      23.22 $      15.77   $      11.77  $        22.23  $      21.61
------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                            Year Ended July 31, 1998

                                                                          SMALL CAP
                            BLUE CHIP   GROWTH & INCOME INCOME & GROWTH EQUITY INCOME    UTILITY        VALUE        FUND FOR
                              FUND*          FUND            FUND           FUND          FUND          FUND       TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of
  foreign withholding
  taxes of $56,392,
  $25,234, $689,197,
  $12,104, $10,435,
  $130,187 and $5,544,
  respectively).........   $ 4,313,767   $ 15,668,809    $ 52,734,876   $  4,983,605   $ 6,208,578  $  25,677,634  $ 3,235,512
 Interest...............     1,099,735     21,896,927       4,016,267      2,459,788       225,962      3,900,639      615,022
-------------------------------------------------------------------------------------------------------------------------------
  Total income..........     5,413,502     37,565,736      56,751,143      7,443,393     6,434,540     29,578,273    3,850,534
-------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...........     2,052,676     16,275,918       9,685,921      2,055,006       704,533      7,023,408    1,062,354
 Distribution Plan
  expenses..............     1,628,814      8,865,387         566,084        988,649       660,925      4,211,807    1,350,540
 Transfer agent fees....       670,296      3,658,406       1,768,773        515,179       268,742      1,670,576      324,338
 Administrative service
  fees..................        53,198              0               0              0        42,854        438,523       33,743
 Trustees' fees and
  expenses..............        13,999         45,947          29,888         11,331         3,511         39,273        7,325
 Printing...............       160,647        916,116         474,221         87,074        90,104        526,008      100,958
 Custodian fees.........        71,500        527,465         306,190         56,140        39,916        374,521       56,522
 Registration fees......        49,119        352,740          61,854        150,185        68,826         57,916       51,507
 Amortization of
  organization
  expenses..............             0              0               0          5,727             0              0            0
 Other..................        36,983        128,241         105,638         26,166        28,756        107,017       41,618
-------------------------------------------------------------------------------------------------------------------------------
  Total expenses........     4,737,232     30,770,220      12,998,569      3,895,457     1,908,167     14,449,049    3,028,905
 Less: Indirectly paid
  expenses..............        (3,604)       (21,867)        (28,957)        (7,877)       (2,764)       (10,190)      (1,267)
 Fee waivers and/or
  reimbursement from
  investment adviser....             0              0               0              0      (204,617)             0            0
-------------------------------------------------------------------------------------------------------------------------------
  Net expenses..........     4,733,628     30,748,353      12,969,612      3,887,580     1,700,786     14,438,859    3,027,638
-------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME..       679,874      6,817,383      43,781,531      3,555,813     4,733,754     15,139,414      822,896
-------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAINS OR
  LOSSES ON SECURITIES
  AND FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Net realized gains or
  losses on:
  Securities............    45,240,695     89,769,570      88,022,951      4,125,256    16,449,359    382,225,398   21,844,245
  Foreign currency
   related
   transactions.........       (58,529)             0          52,503              0             0              0            0
-------------------------------------------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    45,182,166     89,769,570      88,075,454      4,125,256    16,449,359    382,225,398   21,844,245
-------------------------------------------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    18,537,520     54,312,938     (54,214,289)   (17,882,408)      197,673   (290,896,507)  (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    63,719,686    144,082,508      33,861,165    (13,757,152)   16,647,032     91,328,891   20,778,447
-------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............   $64,399,560   $150,899,891    $ 77,642,696   $(10,201,339)  $21,380,786  $ 106,468,305  $21,601,343
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            STATEMENTS OF OPERATIONS
                           Year Ended August 31, 1997

                                                                    BLUE CHIP
                                                                      FUND
-------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $58,633)........   $ 5,155,917
 Interest.......................................................       533,010
-------------------------------------------------------------------------------
  Total income..................................................     5,688,927
-------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...................................................     1,794,364
 Distribution Plan expenses.....................................     1,535,556
 Transfer agent fees............................................       683,706
 Administrative service fees....................................        44,985
 Trustees' fees and expenses....................................         5,931
 Professional fees..............................................        41,471
 Custodian fees.................................................       136,192
 Printing.......................................................        31,980
 Registration fees..............................................        47,804
 Other..........................................................         6,423
-------------------------------------------------------------------------------
  Total expenses................................................     4,328,412
 Less: Indirectly paid expenses.................................       (20,588)
-------------------------------------------------------------------------------
  Net expenses..................................................     4,307,824
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME..........................................     1,381,103
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS OR LOSSES ON SECURITIES AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
 Net realized gains or losses on:
  Securities....................................................    42,390,850
  Foreign currency related transactions.........................       (12,863)
-------------------------------------------------------------------------------
 Net realized gains or losses on securities and foreign currency
  related transactions..........................................    42,377,987
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions.........................    35,362,301
-------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  foreign currency related transactions.........................    77,740,288
-------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $79,121,391
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                            Year Ended July 31, 1998

                                                                      SMALL CAP
                      BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME    UTILITY          VALUE         FUND FOR
                        FUND*           FUND             FUND           FUND           FUND           FUND        TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $    679,874  $    6,817,383    $  43,781,531  $  3,555,813   $  4,733,754  $    15,139,414  $    822,896
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     45,182,166      89,769,570       88,075,454     4,125,256     16,449,359      382,225,398    21,844,245
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     18,537,520      54,312,938      (54,214,289)  (17,882,408)       197,673     (290,896,507)   (1,065,798)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....     64,399,560     150,899,891       77,642,696   (10,201,339)    21,380,786      106,468,305    21,601,343
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........       (572,879)     (1,133,476)        (582,857)     (585,054)    (3,623,474)      (4,928,756)     (457,652)
  Class B.........       (753,205)              0       (1,826,984)     (875,495)    (1,224,827)      (1,461,990)     (258,225)
  Class C.........            (10)              0          (40,251)     (178,326)       (12,408)         (15,608)      (55,586)
  Class Y.........              0      (5,146,565)     (41,136,147)   (1,701,966)       (71,410)     (11,332,854)         (895)
 From net realized
  gains
  Class A.........              0      (7,164,362)        (827,257)     (213,842)    (8,654,842)     (79,220,878)   (3,551,251)
  Class B.........    (51,043,219)    (23,729,561)      (3,160,159)     (507,582)    (3,545,873)     (55,199,824)   (7,082,118)
  Class C.........              0      (1,087,731)         (63,045)     (100,773)       (34,234)        (713,832)   (1,542,452)
  Class Y.........              0     (23,937,007)     (58,431,404)     (758,969)      (166,884)     (82,980,185)       (3,495)
-------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (52,369,313)    (62,198,702)    (106,068,104)   (4,922,007)   (17,333,952)    (235,853,927)  (12,951,674)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....    114,811,777     982,241,448       36,821,129   324,098,172     27,354,893      209,984,754    40,160,932
 Payment for
  shares
  redeemed........    (99,812,547)   (402,984,465)    (109,733,628)  (64,094,835)   (24,559,873)  (1,216,417,479)  (44,846,695)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     45,932,435      54,748,017       95,522,782     3,360,906      4,031,786      202,246,215    12,075,357
 Shares issued in
  acquisition of
  Blanchard Growth
  & Income Fund...     17,510,672               0                0             0              0                0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager Fund....              0      75,922,310                0             0              0                0             0
 Shares issued in
  acquisition of
  Virtus Style
  Manager; Large
  Cap Fund........              0               0                0             0              0      104,172,578             0
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     78,442,337     709,927,310       22,610,283   263,364,243      6,826,806     (700,013,932)    7,389,594
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     90,472,584     798,628,499       (5,815,125)  248,240,897     10,873,640     (829,399,554)   16,039,263
 NET ASSETS
 Beginning of
  period..........    312,935,481   1,348,692,379      956,468,952    58,845,186    130,382,673    1,820,221,920   163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $403,408,065  $2,147,320,878    $ 950,653,827  $307,086,083   $141,256,313  $   990,822,366  $179,377,032
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $    (14,966) $      360,888    $  13,459,757  $    173,362   $     (7,868) $       (82,792) $    430,969
-------------------------------------------------------------------------------------------------------------------------------

*For the eleven-month period ended July 31, 1998. The Fund changed its fiscal year end from August to July, effective July 31, 1998.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                 Fiscal year ended July 31, or August 31, 1997

                                                                       SMALL CAP
                       BLUE CHIP    GROWTH & INCOME  INCOME & GROWTH EQUITY INCOME   UTILITY         VALUE          FUND FOR
                         FUND*          FUND**           FUND**         FUND**        FUND**         FUND**      TOTAL RETURN**
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income............  $  1,381,103  $    2,407,908    $ 21,889,648    $   385,091  $  2,786,986  $   16,353,679   $    766,801
 Net realized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    42,377,987      23,375,321      44,086,999      1,108,151    11,377,530      58,756,392      8,633,551
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......    35,362,301     188,382,086      42,180,501      6,035,485    (1,002,220)    239,837,361     15,979,989
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.......    79,121,391     214,165,315     108,157,148      7,528,727    13,162,296     314,947,432     25,380,341
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment income
  Class A...........             0        (357,479)       (248,453)       (11,097)   (2,030,267)     (2,943,697)      (368,590)
  Class B...........    (2,021,947)              0        (790,199)       (17,755)     (639,939)     (1,098,593)      (315,494)
  Class C...........             0               0         (19,512)        (6,915)       (6,346)         (9,131)       (78,332)
  Class Y...........             0      (2,157,823)    (20,540,101)      (297,079)      (40,667)    (10,102,012)             0
 From net realized
  gains
  Class A...........             0               0               0         (1,322)            0               0              0
  Class B...........   (30,039,258)              0               0         (2,116)            0               0              0
  Class C...........             0               0               0           (824)            0               0              0
  Class Y...........             0               0               0        (35,401)            0               0              0
-------------------------------------------------------------------------------------------------------------------------------
   Total
    distributions to
    shareholders....   (32,061,205)     (2,515,302)    (21,598,265)      (372,509)   (2,717,219)    (14,153,433)      (762,416)
-------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.......   103,353,377     465,092,821      17,909,857     50,579,448     2,117,468     210,144,988     63,866,407
 Payment for shares
  redeemed..........   (89,890,447)   (111,499,306)    (71,220,009)    (8,771,326)  (21,527,215)   (224,625,243)   (24,402,541)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.....    27,593,101       1,997,489      18,977,783        204,650     2,197,790      10,671,545        680,769
-------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions.....    41,056,031     355,591,004     (34,332,369)    42,012,772   (17,211,957)     (3,808,710)    40,144,635
-------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets......    88,116,217     567,241,017      52,226,514     49,168,990    (6,766,880)    296,985,289     64,762,560
 NET ASSETS
 Beginning of
  period............   224,819,264     781,451,362     904,242,438      9,676,196   137,149,553   1,523,236,631     98,575,209
-------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD......  $312,935,481  $1,348,692,379    $956,468,952    $58,845,186  $130,382,673  $1,820,221,920   $163,337,769
-------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income............  $     16,188  $      (10,791)   $  1,748,160    $    54,884  $    170,484  $    2,948,270   $   (165,774)
-------------------------------------------------------------------------------------------------------------------------------

* For the year ended August 31, 1997.
** Each of the Funds changed their fiscal year end to July 31. The Statements of Changes in Net Assets are for the following periods: for Growth and In-come Fund, Small Cap Equity Income Fund, Utility Fund and Value Fund, the seven-month period ended July 31, 1997; for Income and Growth Fund, the six-month period ended July 31, 1997 and for Fund for Total Return, the eight-month period ended July 31, 1997.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                                 Prior Periods
                  See Combined Notes to Financial Statements.

                                                                     SMALL CAP
                      BLUE CHIP    GROWTH & INCOME INCOME & GROWTH EQUITY INCOME   UTILITY         VALUE          FUND FOR
                       FUND****        FUND**           FUND*         FUND**        FUND**         FUND**      TOTAL RETURN***
------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment
  income..........   $  1,158,899   $  3,525,699    $ 45,851,306    $  207,498   $  5,338,113  $   25,598,949    $   853,438
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....     35,400,173     11,660,346      28,617,120       329,191      3,459,558     216,135,176      1,913,430
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....     (2,334,533)   102,653,116      43,508,253       833,605     (3,509,310)     11,014,356     16,084,525
------------------------------------------------------------------------------------------------------------------------------
  Net increase in
   net assets
   resulting from
   operations.....     34,224,539    117,839,161     117,976,679     1,370,294      5,288,361     252,748,481     18,851,393
------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS
 From net
  investment
  income
  Class A.........              0       (347,567)       (379,400)       (7,618)    (3,887,411)     (5,758,586)      (539,949)
  Class B.........     (6,695,266)       (65,556)     (1,152,510)       (9,798)    (1,173,301)     (1,939,188)      (273,356)
  Class C.........              0         (2,719)        (39,024)         (710)       (11,835)        (14,165)      (112,998)
  Class Y.........              0     (3,098,681)    (45,453,926)     (186,039)      (229,804)    (19,538,457)             0
 From net realized
  gains
  Class A.........              0     (1,260,337)              0       (12,475)    (2,482,046)    (46,062,049)      (754,551)
  Class B.........     (8,574,523)    (3,666,284)              0       (27,933)      (986,367)    (27,670,352)      (808,105)
  Class C.........              0       (142,360)              0        (1,936)       (10,122)       (205,316)      (270,058)
  Class Y.........              0     (6,654,395)              0      (279,606)       (53,545)   (142,552,378)             0
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...    (15,269,789)   (15,237,899)    (47,024,860)     (526,115)    (8,834,431)   (243,740,491)    (2,759,017)
------------------------------------------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from
  shares sold.....     54,640,514    470,077,641      55,014,841     4,304,325     12,422,675     396,972,164     41,871,515
 Payment for
  shares
  redeemed........    (61,283,587)  (171,525,826)   (197,670,999)   (1,159,053)   (30,379,907)   (375,117,185)   (19,063,497)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...     13,051,460     13,005,089      41,805,502       374,529      7,082,140     187,361,591      2,530,195
 Shares issued in
  acquisition of
  FFB Lexicon
  Capital
  Appreciation
  Fund Class Y....              0    159,432,723               0             0              0               0              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Select Value
  Fund Class Y....              0              0               0             0              0      95,883,824              0
 Shares issued in
  acquisition of
  FFB Lexicon
  Equity Fund
  Class Y.........              0              0               0             0              0      14,077,973              0
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...      6,408,387    470,989,627    (100,850,656)    3,519,801    (10,875,092)    319,178,367     25,338,213
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     25,363,137    573,590,889     (29,898,837)    4,363,980    (14,421,162)    328,186,357     41,430,589
 NET ASSETS
 Beginning of
  period..........    199,456,127    207,860,473     934,141,275     5,312,216    151,570,715   1,195,050,274     57,144,620
------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD....   $224,819,264   $781,451,362    $904,242,438    $9,676,196   $137,149,553  $1,523,236,631    $98,575,209
------------------------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment
  income..........   $  5,624,332   $      6,087    $  1,321,369    $    3,333   $    100,717  $      292,413    $  (233,100)
------------------------------------------------------------------------------------------------------------------------------

* For the year ended January 31, 1997.
** For the year ended December 31, 1996.
*** For the year ended November 30, 1996.
**** For the year ended August 31, 1996.


                  See Combined Notes to Financial Statements.

LOGO
                     COMBINED NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip"), Evergreen Growth and Income Fund ("Growth and Income"), Ever-green Income and Growth Fund ("Income and Growth"), Evergreen Small Cap Equity Income Fund ("Small Cap"), Evergreen Utility Fund ("Utility"), Evergreen Value Fund ("Value") and Evergreen Fund for Total Return ("Total Return"), which are collectively referred to herein as the "Funds". Each of the Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as di-versified, open-end management investment companies. Each Fund is a series of the Evergreen Equity Trust, a Delaware business Trust organized on September 18, 1997.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold subject to a con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class B shares purchased after January 1, 1997 will au-tomatically convert to Class A shares after seven years. Class B shares pur-chased prior to January 1, 1997 retain their existing conversion rights. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union and its affiliates, certain institutional in-vestors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates.

2. REORGANIZATION OF EVERGREEN VALUE FUND

On January 21, 1998, Evergreen Value Fund, Class Y, executed a redemption in-kind transaction of $793,367,277. This transaction resulted in the liquidation of substantially all of the net assets of Value, Class Y shares. In turn, the assets were transferred to Evergreen Select Diversified Value Fund, Class I, an institutional fund.

To fund this redemption, investment securities, excluding cash and cash equiva-lents, with a market value of $774,879,156, including unrealized appreciation of $221,367,103, were transferred. Additionally the Fund used cash and cash equivalents of $23,488,121 to complete the transaction. The gains realized from this sale of securities are not taxable to the Fund and are not required to be distributed for federal income tax purposes.

3. ACQUISITION INFORMATION

Effective December 1, 1997, Signet Banking Corporation ("Signet") merged with First Union Corporation ("First Union").

Effective at the close of business on February 27, 1998, Blue Chip acquired substantially all of the net assets of Blanchard Growth & Income Fund, an open-end management investment company managed by a subsidiary of Signet and regis-tered under the 1940 Act, valued at $17,510,672. The net assets were exchanged through a non-taxable transaction for 596,231 Class A shares of Blue Chip val-ued at $29.37 per share. The acquired net assets consisted primarily of portfo-lio securities with unrealized appreciation of $5,643,636. The aggregate net assets of Blue Chip after the acquisition were $365,442,145.

Effective at the close of business on February 27, 1998, Growth and Income ac-quired substantially all of the net assets of Virtus Style Manager Fund, an open-end management investment company managed by a subsidiary of Signet and registered under the 1940 Act, valued at $75,922,310. The net assets were ex-changed through a non-taxable transaction for 2,555,807 Class Y shares of Growth and Income valued at $29.71 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,049,313. The aggregate net assets of Growth and Income after the acquisition were $1,945,327,504.

Effective at the close of business on February 27, 1998, Value acquired sub-stantially all of the net assets of Virtus Style Manager; Large Cap Fund, an open-end management investment company managed by a subsidi-

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued) ary of Signet and registered under the 1940 Act, valued at $104,172,578. The net assets were exchanged through a non-taxable transaction for 3,109,878 and 924,632 Class A and Y shares, respectively, of Value. The per share value on the acquisition date was $25.82 and $25.83 for Class A and Class Y, respective-ly. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of 28,824,982. The aggregate net assets of Value after the acquisition were $1,097,437,360.

4. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
The Funds value securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. U.S. government obligations held by the Funds are valued at the mean be-tween the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, Blue Chip and Total Return, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, the Small Cap, Total Return, Utility and Value may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segre-gated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of ex-change; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include: foreign cur-rency gains and losses between trade date and settlement date on investment se-curities and foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses re-lated to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on secu-rities transactions.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income may be sub-ject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities may be subject to foreign taxes and are accrued as applicable.

G. FEDERAL TAXES
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Funds will not incur any federal income tax liability since they are expected to dis-tribute all of their net investment company taxable income and net realized capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. DISTRIBUTIONS
Distributions from net investment income for the Funds, except Utility, are de-clared and paid quarterly. Distributions for Utility from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The differences between financial statements amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts and net realized foreign currency gains (losses).

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

I. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. ORGANIZATION EXPENSES
Organization expenses incurred prior to June 30, 1998 are amortized to opera-tions over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year am-ortization period, redemption proceeds will be reduced by any unamortized or-ganization expenses in the same proportion as the number of initial shares be-ing redeemed bears to the number of initial shares outstanding at the time of the redemption.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest authorized with a $0.001 par value. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Blue Chip currently does not have any Class Y shares. Transactions in shares of the Funds were as follows:

Blue Chip

                               Period Ended               Year Ended                Year Ended
                             July 31, 1998 *            August 31, 1997           August 31, 1996
                         -------------------------  ------------------------  ------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............    812,276  $  24,596,278           0             0           0             0
Automatic conversion of
 Class B shares to
 Class A shares.........  9,140,449    250,374,069           0             0           0             0
Shares redeemed......... (1,203,287)   (36,027,532)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........     14,697        447,340           0             0           0             0
Shares issued in
 acquisition of
 Blanchard Growth &
 Income Fund............    596,231     17,510,672           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  9,360,366    256,900,827           0             0           0             0
-------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............  3,020,854     89,396,767   3,800,615  $103,353,377   2,238,539  $ 54,640,514
Automatic conversion of
 Class B shares to
 Class A shares......... (9,140,449)  (250,374,069)          0             0           0             0
Shares redeemed......... (2,178,914)   (63,756,605) (3,349,695)  (89,890,447) (2,509,938)  (61,283,587)
Shares issued on
 reinvestment of
 distribution...........  1,678,649     45,485,085   1,079,325    27,593,101     568,144    13,051,460
-------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (6,619,860)  (179,248,822)  1,530,245    41,056,031     296,745     6,408,387
-------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     26,608        818,732           0             0           0             0
Shares redeemed.........       (949)       (28,410)          0             0           0             0
Shares issued on
 reinvestment of
 distribution...........          0             10           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............     25,659        790,332           0             0           0             0
-------------------------------------------------------------------------------------------------------
Net increase............  2,766,165  $  78,442,337   1,530,245  $ 41,056,031     296,745  $  6,408,387
-------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Growth and Income

                                Year Ended               Period Ended                Year Ended
                              July 31, 1998             July 31, 1997*           December 31, 1996
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  7,300,804  $ 214,673,895   2,967,692  $ 71,457,862   3,719,917  $  76,959,622
Shares redeemed......... (3,520,816)  (103,702,934)   (645,446)  (15,573,680) (1,044,500)   (21,729,967)
Shares issued on
 reinvestment of
 distribution...........    287,118      8,071,240      14,532       352,344      69,271      1,546,893
--------------------------------------------------------------------------------------------------------
Net increase............  4,067,106    119,042,201   2,336,778    56,236,526   2,744,688     56,776,548
--------------------------------------------------------------------------------------------------------
CLASS B
Shares sold............. 16,476,196    481,475,327   9,881,863   236,281,947   8,914,571    185,314,202
Shares redeemed......... (2,725,060)   (79,579,083)   (779,920)  (18,705,681)   (646,461)   (13,411,376)
Shares issued on
 reinvestment of
 distribution...........    837,176     23,198,143         166         3,746     160,953      3,613,927
--------------------------------------------------------------------------------------------------------
Net increase............ 14,588,312    425,094,387   9,102,109   217,580,012   8,429,063    175,516,753
--------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............  1,131,563     32,986,181     511,624    12,290,220     348,918      7,294,757
Shares redeemed.........   (317,773)    (9,241,480)    (55,491)   (1,340,999)    (29,065)      (597,615)
Shares issued on
 reinvestment of
 distribution...........     38,010      1,053,643           0             0       5,130        115,108
--------------------------------------------------------------------------------------------------------
Net increase............    851,800     24,798,344     456,133    10,949,221     324,983      6,812,250
--------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............  8,658,868    253,053,137   6,060,064   145,062,792   9,899,164    200,509,060
Shares redeemed......... (7,135,642)  (210,408,060) (3,163,527)  (75,878,946) (6,820,349)  (135,786,868)
Shares issued on
 reinvestment of
 distribution...........    797,581     22,424,991      67,571     1,641,399     349,251      7,729,161
Shares issued in
 acquisition of
 Virtus Style Manager
 Fund...................  2,555,807     75,922,310           0             0           0              0
Shares issued in
 acquisition of
 FFB Lexicon Capital
 Appreciation Fund......          0              0           0             0   8,631,861    159,432,723
--------------------------------------------------------------------------------------------------------
Net increase............  4,876,614    140,992,378   2,964,108    70,825,245  12,059,927    231,884,076
--------------------------------------------------------------------------------------------------------
Net increase............ 24,383,832  $ 709,927,310  14,859,128  $355,591,004  23,558,661  $ 470,989,627
--------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Income and Growth

                                Year Ended               Period Ended                Year Ended
                              July 30, 1998             July 31, 1997*            January 31, 1997
                         -------------------------  ------------------------  -------------------------
                           Shares       Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............    204,121  $   4,959,183      96,124  $  2,114,635     288,739  $   5,918,321
Shares redeemed.........   (112,612)    (2,739,976)    (51,264)   (1,121,079)    (80,074)    (1,646,836)
Shares issued on
 reinvestment of
 distribution...........     56,318      1,325,926      10,209       225,329      16,567        341,281
--------------------------------------------------------------------------------------------------------
Net increase............    147,827      3,545,133      55,069     1,218,885     225,232      4,612,766
--------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    633,299     15,295,755     308,925     6,799,151     973,616     19,899,458
Shares redeemed.........   (310,711)    (7,455,874)   (123,038)   (2,685,666)   (128,458)    (2,649,792)
Shares issued on
 reinvestment of
 distribution...........    198,183      4,626,554      32,359       710,178      48,861      1,003,747
--------------------------------------------------------------------------------------------------------
Net increase............    520,771     12,466,435     218,246     4,823,663     894,019     18,253,413
--------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     27,805        674,067       2,951        66,274      33,684        684,918
Shares redeemed.........    (16,763)      (402,792)     (9,060)     (189,123)    (15,865)      (328,507)
Shares issued on
 reinvestment of
 distribution...........      3,708         86,620         712        15,602       1,429         29,305
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     14,750        357,895      (5,397)     (107,247)     19,248        385,716
--------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............    641,797     15,892,124     407,330     8,929,797   1,398,445     28,512,144
Shares redeemed......... (4,066,667)   (99,134,986) (3,049,701)  (67,224,141) (9,386,347)  (193,045,864)
Shares issued on
 reinvestment of
 distribution...........  3,795,361     89,483,682     816,636    18,026,674   1,968,663     40,431,169
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    370,491      6,240,820  (1,825,735)  (40,267,670) (6,019,239)  (124,102,551)
--------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............  1,053,839  $  22,610,283  (1,557,817) $(34,332,369) (4,880,740) $(100,850,656)
--------------------------------------------------------------------------------------------------------

*The Fund changed its fiscal year end from January 31 to July 31, effective
  July 31, 1997.

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Small Cap

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  4,328,382  $ 72,341,164     246,413  $  3,587,404      23,318  $    285,774
Shares redeemed......... (1,207,491)  (20,046,565)     (2,663)      (37,984)    (17,926)     (213,193)
Shares issued on
 reinvestment of
 distribution...........     45,725       753,748         854        12,209       1,564        19,575
------------------------------------------------------------------------------------------------------
Net increase............  3,166,616    53,048,347     244,604     3,561,629       6,956        92,156
------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............  8,426,642   140,304,860     560,543     8,164,490      27,963       341,494
Shares redeemed.........   (803,676)  (13,366,175)     (9,769)     (142,514)       (966)      (11,697)
Shares issued on
 reinvestment of
 distribution...........     79,883     1,323,369       1,366        19,472       2,883        36,358
------------------------------------------------------------------------------------------------------
Net increase............  7,702,849   128,262,054     552,140     8,041,448      29,880       366,155
------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............  1,760,785    29,361,569     178,877     2,529,352       3,956        48,265
Shares redeemed.........   (281,072)   (4,699,621)     (6,447)      (91,950)     (1,838)      (22,125)
Shares issued on
 reinvestment of
 distribution...........     16,111       266,637         524         7,467         136         1,697
------------------------------------------------------------------------------------------------------
Net increase............  1,495,824    24,928,585     172,954     2,444,869       2,254        27,837
------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............  4,923,790    82,090,579   2,593,853    36,298,202     289,906     3,628,792
Shares redeemed......... (1,558,339)  (25,982,474)   (562,869)   (8,498,878)    (75,598)     (912,038)
Shares issued on
 reinvestment of
 distribution...........     61,107     1,017,152      11,719       165,502      25,358       316,899
------------------------------------------------------------------------------------------------------
Net increase............  3,426,558    57,125,257   2,042,703    27,964,826     239,666     3,033,653
------------------------------------------------------------------------------------------------------
Net increase............ 15,791,847  $263,364,243   3,012,401  $ 42,012,772     278,756  $  3,519,801
------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Utility

                               Year Ended               Period Ended               Year Ended
                              July 31, 1998            July 31, 1997*           December 31, 1996
                         ------------------------  ------------------------  ------------------------
                           Shares       Amount       Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............  1,266,778  $ 14,554,038      45,144  $    494,721     246,512  $  2,626,118
Shares redeemed......... (1,407,032)  (16,718,124) (1,294,589)  (14,079,531) (1,609,448)  (16,984,094)
Shares issued on
 reinvestment of
 distribution...........    243,720     2,889,027     147,141     1,602,820     478,287     5,051,093
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    103,466       724,941  (1,102,304)  (11,981,990)   (884,649)   (9,306,883)
------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............    974,483    11,445,916     123,876     1,349,827     787,800     8,401,385
Shares redeemed.........   (551,773)   (6,555,500)   (611,224)   (6,601,705)   (630,402)   (6,652,890)
Shares issued on
 reinvestment of
 distribution...........     93,247     1,107,337      52,424       571,837     183,056     1,935,353
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    515,957     5,997,753    (434,924)   (4,680,041)    340,454     3,683,848
------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     13,355       157,299       1,231        13,731      25,812       274,673
Shares redeemed.........     (6,139)      (72,067)     (6,079)      (66,033)    (13,100)     (135,909)
Shares issued on
 reinvestment of
 distribution...........        980        11,662         536         5,855       1,963        20,723
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      8,196        96,894      (4,312)      (46,447)     14,675       159,487
------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............    100,754     1,197,639      23,627       259,189     106,165     1,120,499
Shares redeemed.........   (100,753)   (1,214,182)    (72,220)     (779,946)   (644,560)   (6,607,014)
Shares issued on
 reinvestment of
 distribution...........      2,014        23,760       1,585        17,278       7,089        74,971
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............      2,015         7,217     (47,008)     (503,479)   (531,306)   (5,411,544)
------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    629,634  $  6,826,805  (1,588,548) $(17,211,957) (1,060,826) $(10,875,092)
------------------------------------------------------------------------------------------------------

* The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

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               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

Value

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            December 31, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............   1,587,252  $    40,192,765     948,931  $  21,010,689    1,109,850  $  23,895,251
Shares redeemed.........  (2,758,581)     (68,967,117) (1,099,102)   (24,085,514)  (1,836,296)   (39,736,035)
Shares issued on
 reinvestment of
 distribution...........   3,563,487       81,070,016     127,041      2,835,467    2,371,895     49,562,452
Shares issued in the
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............   3,109,878       80,290,504           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   5,502,036      132,586,168     (23,130)      (239,358)   1,645,449     33,721,668
-------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   2,346,146       58,297,020   2,284,482     50,184,755    2,197,426     47,442,303
Shares redeemed.........  (1,290,986)     (31,809,835)   (709,716)   (15,577,742)    (873,740)   (18,943,891)
Shares issued on
 reinvestment of
 distribution...........   2,433,973       55,281,719      48,527      1,086,571    1,374,236     28,693,188
-------------------------------------------------------------------------------------------------------------
Net increase............   3,489,133       81,768,904   1,623,293     35,693,584    2,697,922     57,191,600
-------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     170,261        4,223,998      46,777      1,018,408       38,761        832,827
Shares redeemed.........     (72,103)      (1,793,135)    (16,263)      (355,395)     (17,818)      (377,207)
Shares issued on
 reinvestment of
 distribution...........      31,015          701,653         410          9,201       10,328        215,421
-------------------------------------------------------------------------------------------------------------
Net increase............     129,173        3,132,516      30,924        672,214       31,271        671,041
-------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............   4,385,718      107,270,971   6,289,283    137,931,136   15,195,754    324,801,783
Shares redeemed......... (46,491,232)  (1,113,847,392) (8,383,008)  (184,606,592) (14,584,293)  (316,060,052)
Shares issued on
 reinvestment of
 distribution...........   2,771,230       65,192,827     302,057      6,740,306    5,208,388    108,890,530
Shares issued in
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............     924,632       23,882,074           0              0            0              0
Shares issued in
 acquisition of FFB
 Lexicon Select Value
 Fund...................           0                0           0              0    4,720,676     95,883,824
Shares issued in
 acquisition of FFB
 Equity Fund............           0                0           0              0      692,924     14,077,973
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (38,409,652)    (917,501,520) (1,791,668)   (39,935,150)  11,233,449    227,594,058
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. (29,289,310) $  (700,013,932)   (160,581) $  (3,808,710)  15,608,091  $ 319,178,367
-------------------------------------------------------------------------------------------------------------
*The Fund changed its fiscal year end from December 31 to July 31, effective
  July 31, 1997.

Total Return

                                 Year Ended                  Period Ended                Year Ended
                                July 31, 1998               July 31, 1997*            November 30, 1996
                         ----------------------------  -------------------------  --------------------------
                           Shares         Amount         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold.............     405,327  $     8,477,778     521,092  $   9,464,499      756,854  $  11,818,891
Shares redeemed.........    (476,275)      (9,979,937)   (564,385)   (10,121,645)    (446,563)    (6,837,747)
Shares issued on
 reinvestment of
 distribution...........     192,513        3,761,047      18,071        331,175       71,945      1,193,118
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     121,565        2,258,888     (25,222)      (325,971)     382,236      6,174,262
-------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............   1,312,799       27,194,053   2,651,702     48,001,066    1,503,008     23,867,265
Shares redeemed.........  (1,328,176)     (27,515,826)   (609,684)   (11,087,288)    (534,970)    (8,156,600)
Shares issued on
 reinvestment of
 distribution...........     348,818        6,752,535      15,072        275,911       57,897        974,432
-------------------------------------------------------------------------------------------------------------
Net increase............     333,441        6,430,762   2,057,090     37,189,689    1,025,935     16,685,097
-------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold.............     212,115        4,372,780     350,562      6,315,824      398,635      6,185,359
Shares redeemed.........    (349,166)      (7,245,174)   (172,539)    (3,193,608)    (265,577)    (4,069,150)
Shares issued on
 reinvestment of
 distribution...........      80,168        1,557,317       4,023         73,683       21,672        362,645
-------------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............     (56,883)      (1,315,077)    182,046      3,195,899      154,730      2,478,854
-------------------------------------------------------------------------------------------------------------
CLASS Y
Shares sold.............       5,560          116,322       4,487         85,018            0              0
Shares redeemed.........      (5,138)        (105,758)          0              0            0              0
Shares issued on
 reinvestment of
 distribution...........         228            4,458           0              0            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............         650           15,022       4,487         85,018            0              0
-------------------------------------------------------------------------------------------------------------
Net increase............     398,773  $     7,389,595   2,218,401  $  40,144,635    1,562,901  $  25,338,213
-------------------------------------------------------------------------------------------------------------

* The Fund share activity for Class Y shares reflect the period from June 10, 1997 (commencement of class operations) through July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.

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               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows for the period ended July 31, 1998:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                            -----------------------------
         Blue Chip*........................ $  360,931,375 $  391,549,349
         Growth and Income.................    846,628,227    288,979,809
         Income and Growth.................  1,281,952,042  1,315,701,331
         Small Cap.........................    285,721,810     35,249,915
         Utility...........................     86,344,853     94,184,507
         Value.............................    902,213,731  1,820,554,640
         Total Return......................    107,895,706    127,869,229

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, cost of purchases and proceeds from sales of in-vestment securities for Blue Chip, excluding short-term investments, were $295,493,216 and $285,581,225, respectively.

On July 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                       Net
                                           Gross        Gross       Unrealized
                                         Unrealized   Unrealized  Appreciation /
                            Tax Cost    Appreciation Depreciation (Depreciation)
                             ---------------------------------------------------
         Blue Chip.....  $  298,069,328 $ 87,560,884 $ 2,556,400   $ 85,004,484
         Growth and
          Income.......   1,747,719,854  510,629,570  80,376,773    430,252,797
         Income and
          Growth.......     896,608,201  117,051,419  71,847,090     45,204,329
         Small Cap.....     319,633,756   18,497,845  28,741,979    (10,244,134)
         Utility.......     121,862,772   24,225,433   7,043,779     17,181,654
         Value.........     786,172,180  244,288,036  29,342,797    214,945,239
         Total Return..     136,194,805   44,760,810   2,328,754     42,432,056

7. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (formerly, Evergreen Keystone Distributor, Inc.) ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS") serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by share-holders through expenses called "Distribution Plan expenses". Each class, ex-cept Class Y, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the Class. Distribution Plan expenses are calculated daily and paid monthly. With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reim-burse the principal underwriter for such excess amounts in later years with an-nual interest at the prime rate plus 1.00%.

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

During the period ended July 31, 1998, amounts paid to EDI and/or its predeces-sor pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                             Year Ended July 31, 1998
                                          ------------------------------
                                           Class A    Class B   Class C
                                          ------------------------------
         Blue Chip*...................... $  367,809 $1,259,943 $  1,062
         Growth and Income...............    597,754  7,890,229  377,404
         Income and Growth...............     34,738    520,041   11,305
         Small Cap.......................     80,328    755,179  153,142
         Utility.........................    243,362    413,364    4,199
         Value...........................  1,088,998  3,088,393   34,416
         Total Return....................    124,034  1,012,065  214,441

            -------
            * For the eleven-month period ended July 31,
              1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998. For the year ended August 31, 1997, Blue Chip paid $1,535,556 to EDI and/or its prede-cessor pursuant to the Fund's Class B Distri-bution Plan.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI or its predecessor.

8. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
 TRANSACTIONS

Keystone is the investment adviser for Blue Chip and Total Return. In return for providing investment management and administrative services to Blue Chip and Total Return, the Funds pay Keystone a management fee that is calculated daily and paid monthly. The management fee for Blue Chip is determined by ap-plying percentage rates starting at 0.70% and declining as assets increase to 0.35% per annum, to the average daily net asset value of the Fund. The manage-ment fee for Total Return is computed at an annual rate of 1.50% of Total Re-turn's gross investment income plus an amount determined by applying percentage rates starting at 0.60% and declining to 0.30% per annum as net assets in-crease, to the average daily net asset value of the Fund.

Pursuant to an agreement with Growth and Income's, Income and Growth's and Small Cap's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on each of Growth and Income's, Income and Growth's and Small Cap's aver-age daily net assets, respectively, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Evergreen Asset has agreed to reimburse Small Cap to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.50% of its average daily net assets. First Union and Evergreen Asset can modify or terminate voluntary waivers at any time.

First Union is entitled to an annual fee of 0.50% Utility's and Value's average daily net assets pursuant to each Fund's investment advisory agreement. First Union voluntarily waived $204,617 of its fee for Utility for the year ended July 31, 1998.

Evergreen Investment Services ("EIS") (formerly Evergreen Keystone Investment Services, Inc.), a subsidiary of First Union, is the administrator and BISYS Fund Services is sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS Fund Services provides the officers of the Funds. The administra-tor and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued) increase, to the average daily net asset value of the Fund. The sub-administra-tion fee is calculated by applying percentage rates, which start at 0.01% and decline to .004% per annum as net assets increase, to the average daily net as-set value of the Fund. For Blue Chip, Growth and Income, Income and Growth, Small Cap and Total Return the administration and sub-administration fee is paid by their respective investment adviser and is not a Fund expense. For the year ended July 31, 1998, Utility and Value paid $42,854 and $438,523, respec-tively, to EIS for providing administrative services.

For the period ended July 31, 1998, Blue Chip and Total Return paid $53,198 and $33,743, respectively, to Keystone, as reimbursement of certain administrative expenses.

Evergreen Service Company ("ESC"), a subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Growth and Income, Income and Growth, and Small Cap and also provides brokerage services with respect to substantially all security transactions of each Fund effected on the New York or American Stock Exchanges. For the year ended
July 31, 1998, Growth and Income, Income and Growth, and Small Cap incurred the following brokerage commissions with Lieber & Company:

         Growth and Income..................................... $1,460,807
         Income and Growth.....................................  1,762,628
         Small Cap.............................................    305,350

Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

Evergreen Service Company ("ESC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

9. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of duties as a Trustee. Each Trustee's deferred balances are al-located to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Funds' Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of July 31, 1998, the value of the Trustees deferral ac-count for Blue Chip, Growth and Income, Income and Growth, Small Cap, Utility, Value and Total Return was $7,071, $32,760, $87,575, $8,678, $7,867, $82,792
and $2,334.

11. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 mil-lion committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all partici-pating Funds. State Street served as agent for the Banks, and as agent was en-titled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

LOGO
               COMBINED NOTES TO FINANCIAL STATEMENTS(continued)

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union pro-vided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street Bank and Trust ("State Street") and a group of Banks became effec-tive. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrow-ing restrictions. Borrowings under this facility bear interest at 0.50% per an-num above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allo-cated to all funds. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the period ended July 31, 1998, the Funds, except Income and Growth, had no significant borrowings under these agreements. At July 31, 1998, Income and Growth had a balance pursuant to this agreement of $12,800,000.

12. CONCENTRATION OF CREDIT RISK

Utility invests a substantial portion of its assets in issuers in the Utilities industry, therefore, it may be more affected by economic and political develop-ments in that industry than would be a comparable general equity fund.

LOGO
                         INDEPENDENT AUDITORS' REPORTS
The Trustees and Shareholders of
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments, of six of the funds comprising Evergreen Eq-uity Trust as listed below as of July 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for each of the years or periods listed below:

  Evergreen Blue Chip Fund -- statements of operations for the eleven months ended July 31, 1998 and the year ended August 31, 1997, statements of changes in net assets for the eleven months ended July 31, 1998 and each of the years in the two-year period ended August 31, 1998 and financial high-lights for the periods presented on pages 30 and 31.

  Evergreen Growth and Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended De-cember 31, 1996 and financial highlights for the periods presented on pages 32 and 33, except for the periods ended prior to December 31, 1996. The fi-nancial highlights for the periods ended prior to December 31, 1996 were au-dited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Small Cap Equity Income Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 36 and 37, except for the periods ended prior to December 31, 1996. The financial highlights for the periods ended prior to December 31, 1996 were audited by other auditors, whose opinion thereon dated February 15, 1996 was unqualified.

  Evergreen Utility Fund -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 38 and 39.

  Evergreen Value Fund -- statement of operations for the year ended July 31, 1998, the statements of changes in net assets for the year ended July 31, 1998, the seven months ended July 31, 1997 and the year ended December 31, 1996 and financial highlights for the periods presented on pages 40 and 41.

  Evergreen Fund for Total Return -- statement of operations for the year ended July 31, 1998, statements of changes in net assets for the year ended July 31, 1998, the eight months ended July 31, 1997 and the year ended No-vember 30, 1996 and financial highlights for the periods presented on pages 42 and 43.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audited stan-dards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Blue Chip Fund, Evergreen Growth and Income Fund, Evergreen Small Cap Eq-uity Income Fund, Evergreen Utility Fund, Evergreen Value Fund and Evergreen Fund for Total Return (six of the funds comprising Evergreen Equity Trust) as of July 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting princi-ples.

                                            KPMG Peat Marwick LLP

Boston, Massachusetts
September 4, 1998

LOGO
                         INDEPENDENT AUDITORS' REPORTS
To the Trustees and Shareholders of
Evergreen Income and Growth Fund

In our opinion, the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all mate-rial respects, the financial position of Evergreen Income and Growth Fund (the "Fund") at July 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended July 31, 1998, the period ended July 31, 1997, and the year ended January 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "finan-cial statements") are the responsibility of the Fund's management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights presented for each of the years or periods ended through January 31, 1996 were audited by other audi-tors, whose report dated March 31, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
September 15, 1998

LOGO

                FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 28% capital gain dis-tributions and long-term 20% capital gain distributions for the fis-cal year ended July 31, 1998:

                                         Aggregate          Per Share
                                  ----------------------- -------------
                                      28%         20%      28%    20%
                                      ---------------------------------
         Blue Chip............... $18,080,605 $16,417,783 $1.758 $1.597
         Growth and Income.......  14,384,603  26,192,557  0.259  0.471
         Income and Growth.......           0           0  0.000  0.000
         Small Cap...............      81,536     420,422  0.004  0.022
         Utility.................   5,039,111   2,587,648  0.420  0.215
         Value...................  77,345,830 115,539,118  1.734  2.591
         Total Return............   4,898,662   4,494,746  0.590  0.541

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended July 31, 1998 quali-fied for the dividends received deduction.

         Blue Chip................................................. 35.96%
         Growth and Income......................................... 43.91%
         Income and Growth......................................... 14.91%
         Small Cap................................................. 72.93%
         Utility................................................... 79.50%
         Value..................................................... 83.91%
         Total Return.............................................. 57.85%

                                Evergreen Funds

Money Market                                    Income                                           Domestic Growth
Treasury Money Market Fund                      Capital Preservation and Income Fund             Strategic Growth Fund
Money Market Fund                               Short Intermediate Bond Fund                     Stock Selector Fund
Municipal Money Market Fund                     Intermediate Term Government Securities Fund     Evergreen Fund
Pennsylvania Municipal Money Market Fund        Intermediate Term Bond Fund                      Omega Fund
                                                U.S. Government Fund                             Small Company Growth Fund
Tax Exempt                                      Diversified Bond Fund                            Aggressive Growth Fund
Short Intermediate Municipal Fund               Strategic Income Fund                            Micro Cap Fund
High Grade Tax Free Fund                        High Yield Bond Fund
Tax Free Fund                                                                                    Global International
California Tax Free Fund                        Balanced                                         Global Leaders Fund
Connecticut Municipal Bond Fund                 American Retirement Fund                         International Growth Fund
Florida Municipal Bond Fund                     Balanced Fund                                    Global Opportunities Fund
Florida High Income Municipal Bond Fund         Tax Strategic Foundation Fund                    Precious Metals Fund
Georgia Municipal Bond Fund                     Foundation Fund                                  Emerging Markets Growth Fund
Maryland Municipal Bond Fund                                                                     Latin America Fund
Massachusetts Tax Free Fund                     Growth & Income
Missouri Tax Free Fund                          Utility Fund                                     Express Line
New Jersey Tax Free Income Fund                 Income and Growth Fund                           800.346.3858
New York Tax Free Fund                          Fund for Total Return
North Carolina Municipal Bond Fund              Value Fund                                       Investor Services
Pennsylvania Tax Free Fund                      Blue Chip Fund                                   800.343.2898
South Carolina Municipal Bond Fund              Growth and Income Fund
Virginia Municipal Bond Fund                    Small Cap Equity Income Fund                     Retirement Plan Services
                                                                                                 800.247.4075

                                                                                                 www.evergreenfunds.com


63305                                                   543691  RV0  9/98


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